UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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HELEN OF TROY LIMITED

Clarendon House

2 Church Street

Hamilton, Bermuda

Dear Shareholders:

It is my pleasure to invite you to the 2016 Annual General Meeting of the Shareholders of Helen of Troy Limited. The meeting will be held at 1:00 p.m., Mountain Daylight Time, on Wednesday, August 17, 2016, at the Hotel Indigo El Paso, 325 N. Kansas Street, El Paso, Texas 79901. In addition to the business to be transacted at the meeting, members of management will present information about the Company’s operations and will be available to respond to your questions.

We encourage you to help us reduce printing and mailing costs and conserve natural resources by signing up for electronic delivery of our shareholder communications. For more information, see “Electronic Delivery of Shareholder Communications” in the enclosed proxy statement.

At our meeting, we will vote on proposals (1) to set the number of Director positions at eight (or such lower number as shall equal the number of nominees elected as Directors) and elect the eight nominees to our Board of Directors, (2) to provide advisory approval of the Company’s executive compensation, (3) to approve nine proposals relating to the Company’s Amended and Restated Bye-laws, (4) to approve an amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan, (5) to appoint Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and to authorize the Audit Committee of the Board of Directors to set the auditor’s remuneration, and (6) to transact such other business as may properly come before the meeting.  The accompanying Notice of Annual General Meeting of Shareholders and proxy statement contains information that you should consider when you vote your shares. Also, for your convenience, you can appoint your proxy via touch-tone telephone or the internet at:

1-800-690-6903 or WWW.PROXYVOTE.COM

It is important that you vote your shares whether or not you plan to attend the meeting. Please complete, sign, date and return the enclosed proxy card in the accompanying envelope as soon as possible, or appoint your proxy by telephone or on the Internet as set forth above. If you plan to attend the meeting and wish to vote in person, you may revoke your proxy and vote in person at that time. I look forward to seeing you at the meeting. On behalf of the management and directors of Helen of Troy Limited, I want to thank you for your continued support and confidence.

Sincerely,

Julien R. Mininberg
Chief Executive Officer

HELEN OF TROY LIMITED

Clarendon House

2 Church Street

Hamilton, Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 17, 2016

Notice is hereby given that the 2016 Annual General Meeting of the Shareholders (the “Annual Meeting”) of Helen of Troy Limited, a Bermuda company (the “Company”), will be held at the Hotel Indigo El Paso, 325 N. Kansas Street, El Paso, Texas 79901, on Wednesday, August 17, 2016, at 1:00 p.m., Mountain Daylight Time, for the following purposes:

1.                                      To set the number of Director positions at eight (or such lower number as shall equal the number of nominees elected as Directors) and elect the eight nominees to our Board of Directors;

2.                                      To provide advisory approval of the Company’s executive compensation;

3.                                      To approve nine proposals relating to the Company’s Amended and Restated Bye-laws;

4.                                      To approve an amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan;

5.                                      To appoint Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and to authorize the Audit Committee of the Board of Directors to set the auditor’s remuneration; and

6.                                      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting is June 24, 2016. You are urged to read carefully the attached proxy statement for additional information concerning the matters to be considered at the Annual Meeting.

If you do not expect to be present in person at the Annual Meeting, please complete, sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope that has been provided for your convenience. The prompt return of proxies will help ensure the presence of a quorum and save the Company the expense of further solicitation. Also, for your convenience, you can appoint your proxy via touch-tone telephone or internet at:

1-800-690-6903 or WWW.PROXYVOTE.COM

The proxy statement and the Company’s 2016 Annual Report to Shareholders are also available on our hosted website at HTTP://MATERIALS.PROXYVOTE.COM/G4388N. For additional related information, please refer to the “Important Notice Regarding Internet Availability of Proxy Materials” in the enclosed proxy statement.

You are cordially invited and encouraged to attend the Annual Meeting in person.

Vincent D. Carson
Chief Legal Officer and Secretary

El Paso, Texas

IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY AS SOON AS POSSIBLE.  IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.  MOST SHAREHOLDERS HAVE THREE OPTIONS FOR SUBMITTING THEIR PROXIES PRIOR TO THE ANNUAL MEETING: (1) VIA THE INTERNET, (2) BY PHONE OR (3) BY MARKING, DATING AND SIGNING THE ENCLOSED PROXY AND RETURNING IT IN THE ENVELOPE PROVIDED.  IF YOU HAVE INTERNET ACCESS, WE ENCOURAGE YOU TO APPOINT YOUR PROXY ON THE INTERNET. IT IS CONVENIENT, AND IT SAVES THE COMPANY SIGNIFICANT POSTAGE AND PROCESSING COSTS.

Page
Proxy Statement Summary	1
Solicitation of Proxies	4
Voting Securities and Record Date	5
Quorum; Voting	5
Attending the Annual Meeting	6
Proposal 1: Election of Directors	6
Corporate Governance	9
Board Leadership and the Board’s Role in Risk Oversight	9
Board Committees and Meetings	11
Shareholder Communications to the Board of Directors	13
Compensation Committee Interlocks and Insider Participation	13
Director Compensation	14
Director Compensation for Fiscal Year 2016	14
Directors Fees Earned or Paid in Cash for Fiscal Year 2016	15
Director Stock Ownership and Compensation Guidelines	15
Non-Employee Director Equity Compensation Plan	16
Security Ownership of Certain Beneficial Owners and Management	17
Executive Officers	18
Report of the Compensation Committee	19
Compensation Discussion and Analysis	20
Executive Compensation	39
Summary Compensation Table	39
All Other Compensation for Fiscal Year 2016	40
Grants of Plan-Based Awards in Fiscal Year 2016	41
Outstanding Equity Awards at Fiscal Year-End 2016	42
Option Exercises and Stock Vested During Fiscal Year 2016	43
Equity Compensation Plan Information	44
Potential Payments Upon Termination or Change in Control	46
Compensation Risks	48
Certain Relationships - Related Person Transactions	49
Audit Committee Matters	49
Audit and Other Fees For Services Provided by Our Independent Registered Public Accounting Firm	50
Proposal 2: Advisory Approval of the Company’s Executive Compensation	51
Proposal 3: Approval of Nine Proposals Relating to the Company’s Amended and Restated Bye-laws	52
Proposal 4: Approval of an Amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan	59
Proposal 5: Appointment of Auditor and Independent Registered Public Accounting Firm and Authorization of the Audit Committee of the Board of Directors to set the Auditor’s Remuneration	62
Shareholder Proposals	63
Section 16(a) Beneficial Ownership Reporting Compliance	63
Other Matters	63
Householding of Materials	63
Important Notice Regarding Internet Availability of Proxy Materials	63
Electronic Delivery of Shareholder Communications	64
How to Obtain Our Annual Report, Proxy Statement and Other Information about the Company	64
Appendix A: Helen of Troy Limited Amended and Restated Bye-laws	A

Proxy Statement Summary

Below are the highlights of important information you will find in this proxy statement. As it is only a summary, please review the complete proxy statement before you vote.

Helen of Troy Fiscal Year 2016 Proxy Statement Highlights

ANNUAL MEETING INFORMATION:

HOW TO VOTE:

You can vote by any of the following methods:

•      Via the internet by going to WWW.PROXYVOTE.COM and following the instructions at that website.

•      Via touch-tone telephone at 1-800-690-6903.

•      If you received a proxy card or voting instruction in the mail, by completing, signing, dating and returning the enclosed proxy card in the accompanying envelope as soon as possible.

•      If you plan to attend the meeting and wish to vote in person, you may revoke your proxy and vote in person at that time.

Date and Time: Record Date: Location:	August 17, 2016 at 1:00 PM, Mountain Daylight Time June 24, 2016 Hotel Indigo El Paso 325 N. Kansas Street El Paso, Texas 79901

VOTING MATTERS: Proposal	Voting Recommendation of the Board
• Set the number of Director positions at eight (or such lower number as shall equal the number of nominees elected as Directors) and elect the eight nominees to our Board of Directors	FOR
• Provide advisory approval of the Company’s executive compensation	FOR
• Approve nine proposals relating to the Company’s Amended and Restated Bye-laws	FOR
• Approve an amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan	FOR
• Appoint Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and to authorize the Audit Committee of the Board of Directors to set the auditor’s remuneration	FOR

BOARD NOMINEES:
Name	Age	Director Since	Independent Director	Compensation Committee	Audit Committee	Nominating Committee	Corporate Governance Committee
Julien R. Mininberg Chief Executive Officer	51	2014
Timothy F. Meeker Chairman	69	2004	✓	✓		Chair
Gary B. Abromovitz Deputy Chairman	73	1990	✓	✓	✓	✓	✓
John B. Butterworth	64	2002	✓		✓
Alexander M. Davern	49	2014	✓		Chair		✓
Beryl B. Raff	65	2014	✓	✓	✓
William F. Susetka	63	2009	✓	Chair		✓
Darren G. Woody	56	2004	✓	✓		✓	Chair

PERFORMANCE HIGHLIGHTS:

The following events summarize our performance highlights for fiscal year 2016:

•                  We had cumulative total shareholder returns of 157 percent and 241 percent over the past three and five fiscal years, respectively, that exceeded our Compensation Peer Group (as described on page 24), the NASDAQ Market Index (the “NASDAQ Market”) and the Dow Jones-U.S. Personal Products, Broad Market Cap, Yearly, and Total Return Index (the “Industry Group”).

• We had net revenue compound annual growth rates of 6.3 percent and 14.8 percent over the past three and five fiscal years, respectively.

• We had cash flow from operations compound annual growth rates of 16.2 percent and 28.4 percent over the past three and five fiscal years, respectively.

CORPORATE GOVERNANCE:

We are committed to a corporate governance approach that ensures mutually beneficial results for the Company and its shareholders. In pursuit of this approach, we have implemented the following policies:

• We maintain separate roles for Chairman and Chief Executive Officer.

• We require majority voting for all Directors.

• We require annual election for all Directors.

•                  Our Nominating Committee’s policy is to review director qualifications and skill sets in order to maintain a balance between refreshed and seasoned Directors with knowledge of the Company’s business. Consistent with that objective, our Board nominated two directors for election at the 2014 annual general meeting, Ms. Beryl Raff and Mr. Alexander Davern, who had not previously served on the Board.

• We maintain stock retention guidelines for both our directors and executive officers further aligning them with our shareholders.

• We require independent directors to meet in executive session without management present at every regular Board meeting and throughout the year as needed.

• The Board of Directors periodically evaluates the rotation of committee chairs.

EXECUTIVE COMPENSATION FEATURES:

Overall, our executive compensation program emphasizes performance- and equity-based compensation to align it with shareholder interests and includes other practices that we believe serve shareholder interests such as paying for performance, not providing tax “gross-up” payments and maintaining policies relating to clawbacks of incentive awards and prohibitions on hedging or pledging Company stock. Important features of our executive compensation program include the following:

Feature	Terms

Benchmarking; Market Compensation Levels

•        Set the compensation of our Chief Executive Officer at what the Compensation Committee believes is a market level using a benchmark peer group of similarly situated companies against which to compare and assess the Company’s compensation program and performance.

Rigorous Performance Metrics	• Established rigorous performance goals based on multiple metrics that are not duplicative between short-term and long-term incentive awards.

Long-Term Incentives	• Established multi-year performance periods for long-term incentive awards, with minimum vesting periods for Company equity grants.

HELEN OF TROY LIMITED

Clarendon House

2 Church Street

Hamilton, Bermuda

PROXY STATEMENT

FOR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

August 17, 2016

SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Helen of Troy Limited (the “Company”) for use at its Annual General Meeting of Shareholders (the “Annual Meeting”) to be held in the Hotel Indigo El Paso, 325 N. Kansas Street, El Paso, Texas 79901 on Wednesday, August 17, 2016, at 1:00 p.m., Mountain Daylight Time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders. A proxy may be revoked by filing a written notice of revocation or an executed proxy bearing a later date with the Secretary of our Company any time before exercise of the proxy or by attending the Annual Meeting and voting in person. The proxy statements and form of proxy cards are to be distributed to shareholders on or about July 15, 2016.

If you complete and submit your proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by your proxy as follows:

•                  FOR setting the number of Director positions at eight (or such lower number as shall equal the number of nominees elected as Directors) and electing the eight nominees to the Board of Directors, as set forth in Proposal 1.

•                  FOR the advisory approval of the Company’s executive compensation, as set forth in Proposal 2.

•                  FOR, the approval of nine proposals relating to the Company’s Amended and Restated Bye-laws, as set forth in Proposals 3A through 3I.

•                  FOR, the approval of an amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan, as set forth in Proposal 4.

•                  FOR the appointment of Grant Thornton LLP as the auditor and independent registered public accounting firm of the Company and to authorize the Audit Committee of the Board of Directors to set the auditor’s remuneration, as set forth in Proposal 5.

In addition, if other matters are properly presented for voting at the Annual Meeting or any adjournment thereof, the persons named as proxies will vote on such matters in accordance with their judgment. We have not received notice of other matters that may properly be presented for voting at the Annual Meeting. Your vote is important. If you do not vote your shares, you will not have a say in the important issues to be voted upon at the Annual Meeting. To pass, each proposal included in this year’s proxy statement requires an affirmative vote of a majority of the votes cast on such proposal at the Annual Meeting. To ensure that your vote is recorded promptly, please submit your proxy as soon as possible, even if you plan to attend the Annual Meeting in person.

The Annual Report to Shareholders for the year ended February 29, 2016 (“fiscal year 2016”), including financial statements, is enclosed. It does not form any part of the material provided for the solicitation of proxies.

The cost of solicitation of proxies will be borne by the Company.  In addition to solicitation by mail, officers and employees of the Company may solicit the return of proxies by telephone, facsimile, electronic mail, personal interview, and other methods of communication.

We will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of the Company’s common shares, par value $0.10 per share (the “Common Stock”), for which we will, upon request, reimburse the forwarding expense.

VOTING SECURITIES AND RECORD DATE

The close of business on June 24, 2016, is the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of June 24, 2016, there were [                    ] shares of Common Stock issued and outstanding, each entitled to one vote per share.

QUORUM; VOTING

Shareholders may hold their shares either as a “shareholder of record” or as a “street name” holder.  If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to those shares and this proxy statement is being sent directly to you by the Company. If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, trustee or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, trustee or other nominee how to vote.

The presence in person of two or more persons, representing throughout the Annual Meeting, in person or by proxy, at least a majority of the issued shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Proxies marked as “Withhold Authority” on the election of Directors will be treated as present at the Annual Meeting for purposes of determining the quorum.

Abstentions and broker non-votes are also counted for purposes of determining whether a quorum is present. “Broker non-votes” occur when shares held in street name by a broker or nominee are represented at the Annual Meeting, but such broker or nominee is not empowered to vote those shares on a particular proposal because the broker has not received voting instructions from the beneficial owner.

Under the rules that govern brokers who are voting with respect to shares held by them in a street name, if the broker has not been furnished with voting instructions by its client at least ten days before the meeting, those brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the appointment of the auditor and related matters, submitted to the shareholders in Proposal 5. Non-routine matters include the election of Directors submitted to shareholders in Proposal 1, the advisory approval of the Company’s executive compensation submitted to shareholders in Proposal 2, the approval of nine proposals relating to the Company’s Amended and Restated Bye-laws submitted to the shareholders in Proposals 3A through 3I, and the approval of an amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan submitted to the shareholders in Proposal 4. As a result, with regard to Proposals 1 through 4, brokers have no discretion to vote shares where no voting instructions are received, and no vote will be cast if you do not vote on that proposal. We therefore urge you to vote on ALL voting items.

If a quorum is present, each nominee for Director receiving a majority of the votes cast (the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee) at the Annual Meeting in person or by proxy shall be elected.  The affirmative vote of the majority of the votes cast at the Annual Meeting in person or by proxy shall also be the act of the shareholders with respect to Proposals 3 through 5. Abstentions and broker non-votes are not counted in determining the total number of votes cast and will have no effect with respect to any of the proposals because abstentions and broker non-votes are not considered to be votes cast under the applicable laws of Bermuda.

The advisory vote on executive compensation is non-binding. Although the vote is non-binding, the Compensation Committee and the Board of Directors will review and carefully consider the outcome of the advisory vote to approve the Company’s executive compensation and those opinions when making future decisions regarding executive compensation programs. Notwithstanding the advisory nature of the vote, the resolution in Proposal 2 will be considered passed with the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.

If within half an hour from the time appointed for the Annual Meeting a quorum is not present in person or by proxy, the Annual Meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place the Board of Directors may determine, provided that at least two persons are present at such adjourned meeting, representing throughout the meeting, in person or by proxy, at least a majority of the issued shares of Common Stock entitled to vote. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally called.

ATTENDING THE ANNUAL MEETING

A person is entitled to attend the Annual Meeting only if that person was a shareholder or joint shareholder as of the close of business on the record date or that person holds a valid proxy for the Annual Meeting. If you hold your shares in street name and desire to vote your shares at the Annual Meeting, you must provide a signed proxy directly from the holder of record giving you the right to vote the shares or a letter from the broker or nominee appointing you as their proxy. The proxy card enclosed with this proxy statement is not sufficient to satisfy this requirement. If you hold your shares in street name and desire to attend the Annual Meeting, you must also provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date or other similar evidence of ownership. If you are the shareholder of record or hold a valid proxy for the Annual Meeting, your name or the name of the person on whose behalf you are proxy must be verified against the Company’s list of shareholders of record on the record date prior to being admitted to and prior to voting at the Annual Meeting. All shareholders must, if requested by representatives of the Company, present photo identification for admittance. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting and/or will not be permitted to vote, as applicable.

PROPOSAL 1: ELECTION OF DIRECTORS

The bye-laws of the Company state that the number of our Directors shall be established by the shareholders from time to time but shall not be less than two. The Company currently has eight members who serve on the Board of Directors. The Nominating Committee has nominated eight candidates for election to the Board of Directors. Accordingly, the Board of Directors recommends that the number of Director positions be set at eight. In the event that less than eight Directors are elected, then the number of Director positions set shall not be eight, but instead shall equal the number of Directors actually elected.

The eight persons named below are the nominees for election as Directors. Each nominee has consented to serve as a Director if elected. One of the eight candidates, Julien R. Mininberg, is the Company’s Chief Executive Officer. The Board of Directors has determined that the remaining seven candidates, Gary B. Abromovitz, John B. Butterworth, Alexander M. Davern, Timothy F. Meeker, Beryl B. Raff, William F. Susetka, and Darren G. Woody are independent Directors as defined in the applicable listing standards for companies traded on the NASDAQ Stock Market LLC (“NASDAQ”). Therefore, the majority of persons nominated to serve on our Board of Directors are independent as so defined. Each Director elected shall serve as a Director until the next annual general meeting of shareholders or until his or her successor is elected or appointed.

Nominees for the Election of Directors

Set forth below are descriptions of the business experience of the nominees for election to our Board of Directors as well as their qualifications:

GARY B. ABROMOVITZ, age 73, has been a Director of the Company since 1990. He is Deputy Chairman of the Board and during his tenure has served as Chair of the Compensation, Nominating, Governance, and Audit Committees. He currently serves as a member of each of those Committees and chairs the executive sessions of the independent Directors. Mr. Abromovitz is a retired attorney and has acted as a consultant to several law firms in business related matters. He also has been active for more than thirty years in various real estate development and acquisition transactions. Until August 10, 2012, Mr. Abromovitz served as a Director of Cardio Vascular Bio Therapeutics, Inc.

Mr. Abromovitz provides the Board with a significant leadership role as Deputy Chairman and an in-depth knowledge of the history and operations of the Company. He has a deep understanding of corporate governance and compensation guidelines, as well as experience managing board affairs. Further, Mr. Abromovitz’s background and skill sets as an attorney and his practical business experience provides a unique perspective to the Board.

JOHN B. BUTTERWORTH, age 64, has been a Director of the Company since 2002. Mr. Butterworth is a Certified Public Accountant and a shareholder in the public accounting firm of Weatherley, Butterworth, Macias & Graves P.C. located in El Paso, Texas. Mr. Butterworth has thirty-seven years of certified public accounting experience and has been a member of the Company’s Audit Committee for the last thirteen years.

Mr. Butterworth has valuable accounting and tax expertise. Additionally, Mr. Butterworth has gained a deep understanding of the Company’s business that enables him to provide significant insights regarding the Company’s financial and accounting related matters. He brings strategic focus to our Board of Directors and has provided leadership and guidance that have helped drive the Company’s growth.

ALEXANDER M. DAVERN, age 49, was elected to our Board of Directors in August 2014 and chairs the Audit Committee. He also serves as a member of the Corporate Governance Committee. Mr. Davern joined National Instruments Corp., a producer of automated test equipment and application software, in February 1994. Since 2010, he has served as Chief Operating Officer, Chief Financial Officer and Executive Vice President. From 2002 to 2010, he served as Chief Financial Officer and Senior Vice President, Information Technology and Manufacturing Operations. From 1997 to 2002, he was the Chief Financial Officer of National Instruments. Prior to joining National Instruments, Mr. Davern worked both in Europe and in the United States for the international accounting firm of Price Waterhouse, LLP. From 2003 to 2008, Mr. Davern also served on the Board of Directors and as Audit Committee Chairman of Sigma Tel, Inc., a semiconductor manufacturer. In March 2015, Mr. Davern joined the Board of Directors of Cirrus Logic, Inc., a publically traded semiconductor manufacturer. Mr. Davern received a Bachelor’s of Commerce degree and a postgraduate diploma in professional accounting from University College in Dublin, Ireland.

Mr. Davern brings broad experience in business strategy, operations, global accounting, information technology, auditing, and SEC reporting matters. In addition, his experience as a public company executive and director contributes to his knowledge of corporate governance and public company matters.

TIMOTHY F. MEEKER, age 69, has been a Director of the Company since 2004. In January 2014, Mr. Meeker was appointed as Chairman of the Board. Mr. Meeker is also Chairman of the Nominating Committee and serves as a member of the Compensation Committee. Since 2002, Mr. Meeker has served as President and principal in Meeker and Associates, a privately-held management consulting firm. Mr. Meeker served as Senior Vice President, Sales & Customer Development for Bristol-Myers Squibb, a consumer products and pharmaceutical company, from 1996 through 2002.  From 1989 to 1996, Mr. Meeker served as Vice President of Sales for Bristol-Myers’ Clairol Division.

Mr. Meeker has over thirty-eight years of experience in the consumer products industry resulting in extensive general management experience with responsibilities for sales, distribution, finance, human resources, customer service and facilities.  In addition, he has a valued perspective on operational matters that is an asset to the Board of Directors.  Mr. Meeker has served as a chairman of the National Association of Chain Drug Stores advisory committee, which allows him to bring an extensive understanding of retail mass market sales and marketing to our Board of Directors.

JULIEN R. MININBERG, age 51, has served as our Chief Executive Officer and a member of the Board since March 2014.  Prior to his appointment as CEO, Mr. Mininberg had served as the Chief Executive Officer of Kaz Inc. (“Kaz”), a wholly-owned subsidiary of the Company since December 2010. Kaz comprises the Health & Home segment of the Company, which is the Company’s largest and most global business segment. Mr. Mininberg joined Kaz in 2006 serving as Chief Marketing Officer and was appointed President in September 2007, where he served until he was appointed Chief Executive Officer of Kaz in September 2010. Before joining Kaz, Mr. Mininberg worked 15 years at Procter & Gamble Co. (“P&G”), where he spent an equal amount of time in the United States and Latin America serving in a variety of marketing and general management capacities. In the U.S., he worked in brand management, serving as Brand Manager in P&G’s Health Care division. He was promoted to Marketing Director in 1997 and transferred to Latin America, where he served in the Fabric & Home Care division before being promoted to Country Manager for P&G’s Home Care business in Latin America. In 2003, he became Country Manager for Central America overseeing all P&G business in that region. Mr. Mininberg earned his Bachelor’s degree and MBA from Yale University. He currently serves on the Board of Advisors for Yale School of Management and serves as Past President of its global Alumni Association Board of Directors.

Mr. Mininberg brings a 27-year track record of building market-leading multinational brands and organizations, a strategic mindset, operational expertise, and seasoned leadership skills. As our Chief Executive Officer, Mr. Mininberg provides essential oversight of the business and organization, and a link between management and the Board. Mr. Mininberg has extensive experience in global brand building, general management and leading multi-national organizations. He plays a key role in communication with shareholders and leading the Company’s acquisition activities. Additionally, he provides crucial insight to the Board on the Company’s strategic planning and operations.

BERYL B. RAFF, age 65, was elected to our Board of Directors in August 2014 and serves as a member of the Audit and Compensation Committees. Since April 2009, Ms. Raff has served as Chairman and Chief Executive Officer at Helzberg Diamond Shops Inc., a jewelry retailer and a wholly owned subsidiary of Berkshire Hathaway Inc.  From 2005 through April 2009, she served as Executive Vice President-General Merchandise Manager for the fine jewelry division of J.C. Penney Company, Inc., a retailer of apparel and home furnishings.  From 2001 through 2005, Ms. Raff served as Senior Vice President-General Merchandise Manager for the fine jewelry division of J.C. Penney.  Prior to joining J.C. Penney, Beryl served in various leadership roles of Zale Corporation, a national retail jewelry chain, last serving as its Chairman and Chief Executive Officer. Ms. Raff served on the Board of Directors of Group 1 Automotive, Inc., an automotive retail operator, as a member of its Compensation Committee and Chairman of the Governance/Nomination Committee from 2007 to 2015. Since September 2014, Ms. Raff has served on the Board of Directors of The Michaels Stores, Inc., a national retail chain of arts and crafts specialty stores, and is a member of its Audit Committee. In 2015, Ms. Raff also joined the board of Larry H. Miller Group, an auto dealership, sports and entertainment company, where she serves on the

Compensation and Nomination & Governance committees.  Ms. Raff serves on the Advisory Board of Jewelers Circular Keystone, a trade publication and industry authority, and on the Board of the Jewelers Vigilance Committee, a non-profit organization focused on legal and regulatory issues facing the jewelry industry. Ms. Raff has previously served as a Director of the NACD Heartland Chapter, a non-profit organization dedicated to excellence in board leadership. From 2001 through February 2011, Ms. Raff served on the Board of Directors, the Corporate Governance Committee and the Compensation Committee (which she chaired from 2008 to 2011) of Jo-Ann Stores, Inc., a national specialty retailer of craft, sewing and decorating products.  Ms. Raff graduated from Boston University with a Bachelor of Business Administration degree and from Drexel University with a Masters of Business Administration.

Ms. Raff is well known throughout the retail industry and brings to the Board of Directors her experience and perspective as an outstanding merchant and multi-store retail executive. The Board expects to benefit from Ms. Raff’s extensive knowledge of the retail industry and her valuable insight on how we can best serve our retail partners. Ms. Raff’s current and previous service on other boards also provides important perspectives on key corporate governance matters.

WILLIAM F. SUSETKA, age 63, has been a Director of the Company since 2009. In August 2014, Mr. Susetka was appointed as Chairman of the Compensation Committee. He also serves as a member of the Nominating Committee.  Mr. Susetka spent thirty years in marketing and senior management for Clairol, Inc. and Avon Products, Inc. From 1999 to 2001, Mr. Susetka was President of the Clairol U.S. Retail Division, with additional responsibility for worldwide research and development and manufacturing. From 2002 through 2005, Mr. Susetka was President of Global Marketing at Avon Products, Inc. where he led worldwide marketing, advertising and research and development and served on Avon’s Executive Committee. Prior to 1999, he held positions as President of the Clairol International Division and Vice President/General Manager for the Clairol Professional Products Division.  He served as a Board Member of the Cosmetics, Toiletry and Fragrance Association from 1999 to 2005 and as a member of the Avon Foundation Board from 2004 to 2005. From October 2005 to January 2006, Mr. Susetka was Chief Operating Officer of Nice Pak Products, Inc., a manufacturer of private labeled pre-moistened wipes and other antiseptic wipes. From 2007 through May 2009, he served as Chief Marketing Officer for the LPGA (Ladies Professional Golf Association). In September 2015, Mr. Susetka completed a six-year term on the LPGA Board of Directors.

Mr. Susetka provides a wealth of global consumer products industry experience and valuable insight to the Board of Directors.  Mr. Susetka is also instrumental in helping to monitor and adjust the strategic direction of the Company’s Grooming, Skin Care, and Hair Care products category, provides general guidance regarding consumer brand strategy to the Company’s other product categories, and consulting on related matters to senior management.

DARREN G. WOODY, age 56, has been a Director of the Company since 2004. Mr. Woody chairs the Corporate Governance Committee and also serves as a member of the Compensation and Nominating Committees. Mr. Woody is President and Chief Executive Officer of Jordan Foster Construction, LLC, a construction firm with offices in Austin, Dallas, El Paso, Houston, and San Antonio, Texas and field operations throughout the United States. The firm specializes in military, commercial, multi-family, and highway construction. He has served in this capacity since August of 2000. Previously, Mr. Woody was a partner in the law firm of Krafsur, Gordon, Mott, Davis and Woody P.C., where he specialized in real estate, business acquisitions and complex financing arrangements.

Mr. Woody brings a multi-disciplined perspective to our Board of Directors given his executive leadership and legal experience. This background enables him to provide oversight with regard to many of the Company’s legal matters, significant transactional negotiations and the management of challenging complex projects.

Vote Required for Approval and Recommendation

The receipt of a majority of the votes cast (the number of shares voted “for” a director nominee exceeding the number of votes cast “against” that nominee) at the Annual Meeting is required to set the number of Director positions at eight (or such lower number as shall equal the number of nominees elected as Directors) and to elect each of the eight nominees for Director.  In the event that any of the Company’s nominees are unable to serve, proxies will be voted for the substitute nominee or nominees designated by our Board of Directors, or will be voted to fix the number of Directors at fewer than eight and for fewer than eight nominees, as the Board may deem advisable in its discretion.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” EACH OF THE EIGHT NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Corporate Governance. Corporate governance is typically defined as the system that allocates duties and authority among a company’s shareholders, Board of Directors and management. The shareholders elect the Board and vote on extraordinary matters.

Our Corporate Governance Guidelines, as well as our Code of Ethics, and the charters of the Audit Committee, Compensation Committee, Nominating Committee, and Corporate Governance Committee are available under the “Corporate Governance” heading of the investor relations page of our website at the following address: WWW.HOTUS.COM.

Our Company believes that it is in compliance with the corporate governance requirements of the NASDAQ listing standards.  The principal elements of these governance requirements as implemented by our Company are:

•                  affirmative determination by the Board of Directors that a majority of the Directors are independent;

•                  regularly scheduled executive sessions of independent Directors;

•                  Audit Committee, Nominating Committee and Compensation Committee comprised of independent Directors and having the purposes and charters described below under the separate committee headings; and

•                  specific Audit Committee responsibility, authority and procedures outlined in the charter of the Audit Committee.

Independence. The Board of Directors has determined that the following directors and nominees for election at the Annual Meeting are independent Directors as defined in the NASDAQ listing standards: Gary B. Abromovitz, John B. Butterworth, Alexander M. Davern, Timothy F. Meeker, Beryl B. Raff, William F. Susetka and Darren G. Woody. Other than Julien R. Mininberg, the Company’s Chief Executive Officer, each member of the Board, including all the persons nominated to serve on our Company’s Board of Directors, are independent as so defined. The foregoing independence determination of our Board of Directors included the determination that each of these seven nominated Board members, if elected and appointed to the Audit Committee, Compensation Committee or Nominating Committee, or as discussed above, respectively, is:

•                  independent for purposes of membership on the Audit Committee under Rule 5605(c)(2) of the NASDAQ listing standards, that includes the independence requirements of Rule 5605(a)(2) and additional independence requirements under SEC Rule 10A-3(b);

•                  independent under the NASDAQ listing standards for purposes of membership on the Nominating Committee; and

•                  independent under the NASDAQ listing standards for purposes of membership on the Compensation Committee, as a “non-employee director” under SEC Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “outside director” as defined in regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

BOARD LEADERSHIP AND THE BOARD’S ROLE IN RISK OVERSIGHT

Separation of Chairman and Chief Executive Officer Roles.

In January 2014, the Board separated the roles of the Chairman and the Chief Executive Officer in order to further diversify and strengthen its leadership structure. We separated these roles in recognition of the differences between the two roles and the value to our Company of having the distinct and different perspectives and experiences of a separate Chairman and Chief Executive Officer. Our Chief Executive Officer is responsible for the day-to-day management and supervision of the business and affairs of our Company (such as reviewing performance and allocating resources as the Company’s chief operating decision maker) and for ensuring that the directives of the Board are carried into effect. Our Chairman, on the other hand, is charged with presiding over all meetings of the Board and our shareholders, and providing advice and counsel to the Chief Executive Officer and our Company’s other officers regarding our business and operations, as well as focusing on oversight and governance matters.

By separating the roles of Chief Executive Officer and Chairman, our Chief Executive Officer is able to focus his time and energy on managing the Company’s complex daily operations, while our Chairman can devote his time and attention to addressing matters relating to the responsibilities of our Board. Our Chief Executive Officer and Chairman have an excellent working relationship, and, with more than thirty-eight years of experience in the consumer products industry, our Chairman is well positioned to provide our Chief Executive Officer with guidance, advice, and counsel regarding our Company’s business, operations and strategy.

Moreover, we believe that having a separate Chairman focused on oversight and governance matters allows the Board to more effectively perform its risk oversight role as described below. In connection with the Board’s self-evaluation process, as required by our Corporate Governance Guidelines, the Board evaluates its organization and processes to ensure that the Board is functioning effectively.  For the foregoing reasons, we believe that our separate Chief Executive Officer/Chairman structure is the most appropriate and effective leadership structure for our Company and our shareholders.

Deputy Chairman

The Deputy Chairman’s authority and responsibilities include presiding at all meetings of the Board when the Chairman is not present, presiding over all executive sessions of the independent Directors and interacting with committee Chairs to efficiently address Board issues for presentation at Board meetings. The Deputy Chairman also consults with the Chairman regarding Board agendas and outreach to shareholders.

Executive Sessions

Independent Directors regularly meet without management present. In regard to executive sessions, any independent Director has the authority to call meetings of independent Directors.

The Board’s Role on Risk Oversight

The Company’s management is responsible for the ongoing assessment and management of the risks the Company faces, including risks relating to capital structure, strategy, liquidity and credit, financial reporting and public disclosure, operations, and governance. The Board oversees management’s policies and procedures in addressing these and other risks.  Additionally, each of the Board’s four committees (the Audit Committee, Compensation Committee, Nominating Committee, and Corporate Governance Committee) monitor and report to the Board those risks that fall within the scope of such committee’s area of oversight responsibility. For example, the full Board directly oversees strategic risks. The Nominating Committee directly oversees risk management relating to Director nomination and independence. The Corporate Governance Committee directly oversees risk management regarding corporate governance. The Compensation Committee directly oversees risk management relating to employee compensation, including any risks of compensation programs encouraging excessive risk-taking. Finally, the Audit Committee directly oversees risk management relating to financial reporting, public disclosure and legal and regulatory compliance.  The Audit Committee is also responsible for assessing the steps management has taken to monitor and control these risks and exposures and discussing guidelines and policies with respect to the Company’s risk assessment and risk management.

Management has identified risks, designated associated “risk owners” within the organization and receives appropriate reports from the various risk owners as conditions change. Management works with the Board to communicate risk factors to the Board and to enable the Board to understand the Company’s risk identification, risk management and risk mitigation measures relating to strategic matters. Additional review or reporting of risks is conducted by management as needed or when requested by the Board or a committee. Additionally, the Chairman and Deputy Chairman, working with the Audit Committee and the Corporate Governance Committee, assess corporate governance practices and risks. The Corporate Governance Committee periodically assesses the effectiveness of the Company’s corporate governance policies in light of the applicable listing standards and laws and reports their findings to the Board.

BOARD COMMITTEES AND MEETINGS

Our Board of Directors has four committees: the Audit Committee, the Nominating Committee, the Corporate Governance Committee, and the Compensation Committee. The Independent Directors listed in the table below also meet in executive sessions without management present. The following table shows the composition of these committees as of February 29, 2016 and the number of meetings held during fiscal year 2016:

Director	Executive Sessions of Independent Directors	Compensation Committee	Audit Committee	Nominating Committee	Corporate Governance Committee
Gary B. Abromovitz	Chair	M	M	M	M
John B. Butterworth	M		M
Alexander M. Davern	M		Chair		M
Timothy F. Meeker	M	M		Chair
Beryl B. Raff	M	M	M
William F. Susetka	M	Chair		M
Darren G. Woody	M	M		M	Chair
Number of Meetings Held in Fiscal Year 2016	4	7	7	2	1

M = Member as of February 29, 2016

Audit Committee. Our Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee operates under a written charter that has been adopted by the Board of Directors. The primary purposes of this committee are to oversee, on behalf of the Company’s Board of Directors: (1) the accounting and financial reporting processes and integrity of our Company’s financial statements, (2) the audits of our Company’s financial statements and the appointment, compensation, qualifications, independence, and performance of our independent registered public accounting firm, (3) our compliance with legal and regulatory requirements, and (4) the staffing and ongoing operation of our internal audit function. The Audit Committee meets periodically with our Chief Financial Officer and other appropriate officers in the discharge of its duties. The Audit Committee also reviews the content and enforcement of the Company’s Code of Ethics, consults with legal counsel on various legal compliance matters and on other legal matters if those matters could materially affect our financial statements.

The Board of Directors has determined that each of the members of the Audit Committee is independent as previously described. In addition, the Board of Directors determined that Alexander M. Davern qualifies as an “audit committee financial expert” as defined by the SEC in Item 407(d)(5) of Regulation S-K promulgated by the SEC. Additionally, the Board of Directors determined that all of the members of the Audit Committee meet the requirement of the NASDAQ listing standards that each member be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

Compensation Committee. The Compensation Committee operates under a written charter that has been adopted by the Board of Directors. The primary purposes of the committee are to (1) evaluate and approve the corporate goals and objectives set by the Chief Executive Officer (the “CEO”), (2) evaluate the CEO’s performance in light of those goals and objectives, (3) make recommendations to the Board of Directors with respect to non-CEO compensation, incentive compensation plans and equity-based plans, (4) oversee the administration of our incentive compensation plans and equity-based plans, and (5) produce an annual report on executive compensation for inclusion in the Company’s proxy statement. The Board of Directors has determined that the members of this committee are independent as previously described. In addition to formal meetings, the committee also conducted numerous informal telephonic discussions and consulted its legal advisors throughout the year. The Compensation Committee has the independent authority to hire compensation, accounting, legal, or other advisors. The Compensation Committee retained Pearl Meyer & Partners (“Pearl Meyer”) as its independent compensation consultant to assist in the evaluation of the compensation packages of our Chief Executive Officer and the other named executive officers for fiscal year 2015. Pearl Meyer worked directly with the Compensation Committee (and not on behalf of management) to analyze the compensation received by our named executive officers, and assisted in establishing a peer group on which a benchmarking study was conducted. In April 2015, the Compensation Committee engaged Frederic W. Cook & Company (“FW Cook”) as its independent compensation consultant to assist the

Compensation Committee with its compensation decisions for our named executive officers for fiscal year 2017. The Compensation Committee has determined that neither Pearl Meyer nor FW Cook had any conflicts of interest relating to its engagement by the Compensation Committee.

Nominating Committee. The Nominating Committee operates under a written charter that has been adopted by the Board of Directors. The primary purposes of the Nominating committee are to (1) recommend to our Board of Directors individuals qualified to serve on our Board of Directors for election by shareholders at each annual general meeting of shareholders and to fill vacancies on the Board of Directors, and (2) implement the Board’s criteria for selecting new Directors. The Nominating Committee also oversees the evaluation of the Board members and seeks to annually review Director qualifications and skill sets with the goal of maintaining fresh perspectives on the Board. The Nominating Committee receives recommendations from its members, other members of the Board of Directors, outside advisors, and consultants for candidates to be considered for the Board. The Nominating Committee receives recommendations from its members or other members of the Board of Directors for candidates to be appointed to committee positions, reviews and evaluates such candidates and makes recommendations to the Board of Directors for nominations to fill or add committee positions.

The Nominating Committee’s current process for identifying and evaluating nominees for Director positions consists of general periodic evaluations of the size and composition of the Board of Directors, applicable listing standards and laws, and other appropriate factors with a goal of maintaining continuity of appropriate industry expertise and knowledge of our Company. The Nominating Committee looks for a number of personal attributes in selecting candidates as specified in the Company’s Corporate Governance Guidelines including: sound reputation and ethical conduct; business and professional activities that are complementary to those of the Company; the availability of time and a willingness to carry out their duties and responsibilities effectively; an active awareness of changes in the social, political and economic landscape; an absence of any conflicts of interest; a level of health that allows for attendance and active contribution to most Board and committee meetings; limited service on other boards; and a commitment to contribute to the Company’s overall performance, placing it above personal interests. The Nominating Committee does not have a diversity policy regarding its selection criteria for determining Director nominees. However, as specified in the Company’s Corporate Governance Guidelines, the Nominating Committee makes efforts to maintain members on the Board who have substantial and direct experience in areas of importance to the Company. Additionally, the Nominating Committee seeks independent Directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.  The Nominating Committee considers all attributes, business diversity, professional qualifications, and experience of all candidates the committee believes will benefit the Company and increase shareholder value, without regard to gender, race or ethnic background. The Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees.

The Nominating Committee will consider candidates recommended by shareholders. Written suggestions for candidates by shareholders should be delivered for consideration by the Nominating Committee to the Secretary of the Company, Clarendon House, 2 Church Street, Hamilton, Bermuda. Written suggestions for candidates should be accompanied by a written consent of the proposed candidate to serve as a Director if nominated and elected, a description of his or her qualifications and other relevant biographical information. The Nominating Committee may request that the shareholder submitting the proposed nominee furnish additional information to determine the eligibility and qualifications of such candidate. Additionally, any candidate recommended by shareholders must meet the same general requirements outlined in the previous paragraph to be considered for election. Any shareholder recommendation will be considered for nomination as a Director at the sole discretion of the Nominating Committee. Neither the Board of Directors nor the Nominating Committee is required to include any shareholder nominee recommendation as a proposal in the proxy statement and proxy card mailed to shareholders. Our Company did not receive any such Director nominee recommendations for the Annual Meeting.

In addition, Section 79 of the Companies Act 1981 provides that (i) any number of shareholders representing not less than 5 percent of the total voting power of the shares eligible to vote at a general meeting of shareholders, or (ii) not less than 100 shareholders may propose any resolution which may properly be moved at the next annual general meeting of shareholders. Upon timely receipt of a requisition and compliance with Section 79, we will, at the expense of such shareholder(s), give our other shareholders entitled to receive notice of the next annual general meeting of shareholders notice of the proposed resolution. To be timely, the requisition requiring notice of a resolution must be deposited at our registered office at least six weeks before the next annual general meeting of shareholders. Shareholders satisfying the criteria of Section 79 may also require us to circulate a statement in respect of any matter to come before an annual general meeting of shareholders by requisition deposited at our registered office not less than one week prior to the annual general meeting of shareholders.

Corporate Governance Committee.  The primary purposes of the Corporate Governance Committee are to (1) develop, assess and recommend to the Board our corporate governance policies, and (2) evaluate, develop and recommend to the Board succession plans for all of the Company’s senior management. The Corporate Governance Committee works with the Compensation Committee to develop and recommend succession plans to the Board of Directors.

Meetings of Board of Directors and its Committees. The Board of Directors held four regularly scheduled meetings and three other meetings (all of which were telephonic) during fiscal year 2016.  Except for Ms. Raff, who was unable to participate in three Compensation Committee meetings (each of which were telephonic), each Board member attended at least 75 percent of the meetings of our Board of Directors and the committee meetings for which they were members.  We encourage, but do not require, the members of the Board of Directors to attend annual general meetings. Last year, all of our Directors attended the annual general meeting of shareholders. We expect that all Board members and Director nominees will attend the Annual Meeting.

Committee Rotation. The Board will consider the rotation of committee assignments and of committee chairs at such intervals as the Board determines on the recommendation of the Corporate Governance Committee. Consideration of rotation will seek to balance the benefits derived from continuity and experience, on the one hand, and the benefits derived from gaining fresh perspectives and enhancing Directors’ understanding of different aspects of the Company’s business and enabling functions. The Board did not rotate any committee chairs in fiscal year 2016.

SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any record or beneficial owner of our shares of Common Stock who has concerns about accounting, internal accounting controls or auditing matters relating to our Company may contact the Audit Committee directly. Any record or beneficial owner of our Common Stock who wishes to communicate with the Board of Directors on any other matter should also contact the Audit Committee.  The Audit Committee has undertaken on behalf of the Board of Directors to be the recipient of communications from shareholders relating to our Company. If particular communications are directed to the full Board, independent Directors as a group, or individual Directors, the Audit Committee will route these communications to the appropriate Directors or committees so long as the intended recipients are clearly stated.

Communications intended to be anonymous may be made by calling our national hotline service at 844-317-9054 or online at WWW.HOTUS.ETHICSPOINT.COM. If calling, please identify yourself as a shareholder of our Company intending to communicate with the Audit Committee. This third party service undertakes to forward the communications to the Audit Committee if so requested and clearly stated. You may also send communications intended to be anonymous by mail, without indicating your name or address, to Helen of Troy, 1 Helen of Troy Plaza, El Paso, Texas, 79912, USA, Attention: Chairman of the Audit Committee.  Communications not intended to be made anonymously may be made by calling the hotline number or by mail to that address, including whatever identifying or other information you wish to communicate.

Communications from employees or agents of our Company will not be treated as communications from our shareholders unless the employee or agent clearly indicates that the communication is made solely in the person’s capacity as a shareholder.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2016, none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company, and no executive officer of the Company served on the Compensation Committee (or equivalent), or the Board of Directors of another entity whose executive officer(s) served on the Company’s Compensation Committee or Board.

DIRECTOR COMPENSATION

The following table summarizes the total compensation earned by all non-employee Directors during fiscal year 2016:

Director Compensation for Fiscal Year 2016

	Fees Earned
	or Paid	Stock
	in Cash	Awards	Total
Name	($)	($) (1)	($)
Gary B. Abromovitz	120,000	100,000	220,000

John B. Butterworth	100,000	100,000	200,000

Alexander M. Davern	115,000	100,000	215,000

Timothy F. Meeker	190,000	100,000	290,000

Beryl B. Raff	100,000	100,000	200,000

William F. Susetka	115,000	100,000	215,000

Darren G. Woody	105,000	100,000	205,000

(1)         The amounts in this column are based on the grant date fair values of $78.11, $88.45, $82.04 and $103.51 per share on March 3, June 2, September 1, and December 1, 2015, respectively, computed in accordance with FASB ASC Topic 718. Each of the restricted stock awards vested on the grant date. With respect to stock awards, approximately 30 percent of the value of the grant is settled with cash in order for the Directors to satisfy any tax liabilities associated with the grant.  Further information regarding the awards is included in “Non-Employee Director Equity Compensation Plan.”

During the fiscal year ended February 28, 2015, Julien R. Mininberg, our Chief Executive Officer, was our only Director who was also an employee of the Company. He did not receive any remuneration for his service as a member of the Board of Directors. Under compensation guidelines adopted in August 2014, Board members received annual compensation for their services in the form of a cash retainer equal to $100,000 and Common Stock valued at $100,000. The grants of Common Stock are made in quarterly equal value installments on the first business day of each fiscal quarter based on fair market value of the Common Stock as of the close of business of the grant date. Under the compensation guidelines as previously adopted, the Chairman of the Board of Directors was to receive an additional $70,000 annually in cash compensation. Compensation was paid at this rate for the first quarter of fiscal year 2016. In August 2015, the Board of Directors voted to increase the annual cash compensation of the Chairman of the Board of Directors to $90,000. The Chairman of the Board of Directors also received an additional $5,000 annually as the Chairperson of the nominating committee, as further described below. The Deputy Chairman received an additional $20,000 annually in cash compensation, and the Chairperson of each committee of the Board of Directors received the following annual cash compensation:

Audit Committee	$15,000
Compensation Committee	$15,000
Nominating Committee	$5,000
Governance Committee	$5,000

No other meeting attendance or committee fees are paid.

In fiscal year 2016, the following cash compensation was paid to our non-employee Directors.

Directors Fees Earned or Paid in Cash for Fiscal Year 2016

		Chairman
		And Deputy		Committee
	Board	Chairman		Chair
	Retainers	Fees		Fees		Total
Name	($) (1)	($)		($)		($)
Gary B. Abromovitz	100,000	20,000	(2)	-		120,000
John B. Butterworth	100,000	-		-		100,000
Alexander M. Davern	100,000	-		15,000	(4)	115,000
Timothy F. Meeker	100,000	85,000	(3)	5,000	(5)	190,000
Beryl B. Raff	100,000	-		-		100,000
William F. Susetka	100,000	-		15,000	(6)	115,000
Darren G. Woody	100,000	-		5,000	(7)	105,000

(1)         All non-employee Directors received a quarterly cash retainer $25,000.

(2)         For his services as Deputy Chairman, Mr. Abromovitz received quarterly cash fees of $5,000.

(3)         For his services as Chairman of the Board, Mr. Meeker received a quarterly cash fee of $17,500 for the first quarter of fiscal year 2016 and quarterly cash fees of $22,500 for all remaining fiscal quarters.

(4)         For his services as Chairman of the Audit Committee, Mr. Davern received quarterly cash fees of $3,750.

(5)         For his services as Chairman of the Nominating Committee, Mr. Meeker received quarterly cash fees of $1,250.

(6)         For his services as Chairman of the Compensation Committee, Mr. Susetka received quarterly cash fees of $3,750.

(7)         For his services as Chairman of the Corporate Governance Committee, Mr. Woody received quarterly cash fees of $1,250.

Director Stock Ownership and Compensation Guidelines

The Compensation Committee and the Board of Directors believe that Directors should own and hold Common Stock to further align their interests and actions with the interests of the Company’s shareholders. In June 2014, the Board of Directors adopted revised stock ownership and compensation guidelines for the Directors, which replaced previous guidelines. These revised guidelines took effect after the 2014 annual general meeting and require that Directors hold shares of the Common Stock equal in value to at least twice the annual cash retainer for Directors. These revised guidelines require a higher ownership threshold than under the previously effective guidelines. The revised guidelines provide that equity awards to non-employee Directors vest when granted. Because the effectiveness of the revised guidelines took effect concurrent with the increases in the Director annual cash retainers, the Directors were given five years from the date of the increase to acquire any additional shares needed to comply with the revised guidelines. The Compensation Committee will review stock ownership levels on the first trading day of the calendar year based on the fair market value of the shares on such date.

The Board of Directors also believes that compensation arrangements should be flexible enough to allow the Directors to receive a balanced mix of equity and cash keeping in mind the Board’s guidelines for achieving and maintaining stock ownership. In this respect, the Board of Directors will seek to target Director average compensation at a mix of approximately 50 percent cash and 50 percent equity, not including any annual cash chair fees paid to the chairpersons of the Board committees. Each Director receives approximately 30 percent of the value of the stock grant award in cash in order to pay any tax liabilities associated with the grant.

Non-Employee Director Equity Compensation Plan

At the 2008 annual general meeting of shareholders, the Company’s shareholders approved the Helen of Troy Limited 2008 Non-Employee Directors Stock Incentive Plan (the “2008 Director Plan”). The purpose of the 2008 Director Plan is to (1) aid the Company in attracting, securing, and retaining Directors of outstanding ability and (2) motivate such persons to exert their best efforts on behalf of the Company and its subsidiaries and its affiliates by providing incentives through the granting of awards under the plan. Only non-employee Directors of the Company are eligible to participate in the 2008 Director Plan.  Because Julien Mininberg is an employee of the Company, he is not eligible to participate in the 2008 Director Plan.

The 2008 Director Plan is administered by the Compensation Committee of the Board of Directors. The 2008 Director Plan permits grants of restricted stock, restricted stock units and other stock-based awards to the Company’s non-employee Directors. The vesting criteria and other terms and conditions of restricted stock, restricted stock units and other stock-based awards will be determined by the Compensation Committee. Shares which are subject to awards that terminate, expire, are cancelled, exchanged, forfeited, lapse, or settled for cash may be utilized again with respect to awards granted under the 2008 Director Plan. As of May 10, 2016, 74,821 shares of restricted stock have been granted under the plan and 100,179 shares of Common Stock remain available for future issue (subject to adjustment in certain circumstances). The plan will expire by its terms on August 19, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 10, 2016, the beneficial ownership of the Common Stock of the Directors, nominees for Directors and the executive officers of the Company; the Directors, nominees for Director and executive officers of the Company as a group; and each person known to the Company to be the beneficial owner of more than five percent of the Common Stock:

	Number of
	Common Shares
Name of Beneficial Owner	Beneficially Owned		Percent *
Julien R. Mininberg	20,263		**
Thomas J. Benson	28,517	(1)	**
Vincent D. Carson	26,289	(1)	**
Brian L. Grass	17,245	(1)	**
John B. Butterworth	6,693		**
Gary B. Abromovitz	10,693		**
Timothy F. Meeker	9,043		**
William F. Susetka	6,043		**
Darren G. Woody	2,843		**
Alexander M. Davern	1,563		**
Beryl B. Raff	1,563		**
All Directors, nominees for Directors and executive officers as a group (11 persons)	130,755	(1)	0.47%
FMR LLC	4,211,957	(2)	15.14%
245 Summer Street
Boston, Massachusetts 02210
Blackrock Inc.	2,618,683	(3)	9.42%
55 East 52nd Street
New York, NY 10022
Dimensional Fund Advisors LP	2,295,966	(4)	8.26%
Palisades West, Building One
6300 Bee Cave Road
Austin, Texas 78746
Vanguard Group, Inc.	2,202,641	(5)	7.92%
100 Vanguard Boulevard
Malvern, Pennsylvania 19355

*                 Percent ownership is calculated using a base denominator of 27,812,344 shares of the Common Stock outstanding on May 10, 2016, adjusted in the case of Directors and executive officers, individually and as a group, for stock options exercisable within sixty days of May 10, 2016.

**          Ownership of less than one percent of the outstanding Common Stock.

(1)         Includes shares subject to stock options that are exercisable within sixty days of May 10, 2016 as follows:

Options (#)
Thomas J. Benson	24,125
Vincent D. Carson	24,125
Brian L. Grass	16,025
Total	64,275

(2)         Based on the Schedule 13G/A filed on February 12, 2016. According to the filing, FMR LLC currently has sole dispositive power for 4,211,957 shares, shared dispositive power for zero shares, sole voting power for 715,277  shares, and shared voting power for zero shares.

(3)         Based on the Schedule 13G/A filed on January 26, 2016. According to the filing, Blackrock, Inc. has sole dispositive power for 2,618,683 shares, shared dispositive power for zero shares, sole voting power for 2,555,083 shares, and shared voting power for zero shares.

(4)         Based on the Schedule 13G/A filed on February 09, 2016. According to the filing, Dimensional Fund Advisors LP has sole dispositive power for 2,295,966 shares, shared dispositive power for zero shares, sole voting power for 2,269,262 shares, and shared voting power for zero shares.

(5)         Based on the Schedule 13G/A filed on February 11, 2016. According to the filing, Vanguard Group, Inc. currently has sole dispositive power for 2,155,760 shares, shared dispositive power for 46,881 shares, sole voting power for 46,781 shares, and shared voting power for 1,700 shares.

EXECUTIVE OFFICERS

The executive officers of the Company are currently Julien R. Mininberg, Brian L. Grass, Thomas J. Benson and Vincent D. Carson. Mr. Mininberg also serves as a Director of the Company and stands for nomination at the Annual Meeting. His biography is included above under “Proposal 1: Election of Directors.”

BRIAN L. GRASS, age 46, joined the Company in 2006. In May 2014, Mr. Grass was appointed Chief Financial Officer of the Company. Prior to the appointment, he had served in the capacity of the Company’s Assistant Chief Financial Officer. Prior to joining the Company, Mr. Grass spent seven years in public accounting at KPMG LLP and six years in various financial leadership roles at Tenet Healthcare Corporation, a healthcare services company.

THOMAS J. BENSON, age 59, joined the Company in August 2003. In May 2014, Mr. Benson was appointed Chief Operations Officer of the Company. From January 14, 2014 through February 28, 2014, Mr. Benson served as Interim Chief Executive Officer in addition to his duties as Chief Financial Officer. Prior to the appointments, Mr. Benson served as Senior Vice President and Chief Financial Officer of the Company. Mr. Benson served as Chief Financial Officer of Elamex, S.A. de C.V., a provider of manufacturing and shelter services, from June 2002 to August 2003, and as Chief Financial Officer of Franklin Connections/Azar Nut Company, a manufacturer, packager and distributor of candy and nut products, from May 1994 to June 2002. He has served as an investments director in two private investment firms and spent seven years in public accounting. He received his B.S. from St. Mary’s College and his Masters Degree of Taxation from DePaul University.

VINCENT D. CARSON, age 56, joined the Company in November 2001. In May 2014, Mr. Carson was appointed Chief Legal Officer and Secretary of the Company. Prior to the appointment, he had served in the capacity of Vice President, General Counsel and Secretary from November 2001 to September 2010. From September 2010 to April 30, 2014, he served as Senior Vice President, General Counsel, and Secretary of the Company. Prior to joining the Company, Mr. Carson had a 16 year legal career in private practice in El Paso, Texas.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) has reviewed and discussed with management the Compensation Discussion and Analysis for the fiscal year ended February 29, 2016 to be included in the proxy statement for the Annual Meeting filed pursuant to Section 14(a) of the Exchange Act.  Based on its review and discussion referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement on Schedule 14A for the Company’s Annual Meeting and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2016.

Members of the Compensation Committee:

William F. Susetka, Chairman

Gary B. Abromovitz

Timothy F. Meeker

Beryl B. Raff

Darren G. Woody

This Report of the Compensation Committee is not “soliciting material,” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE OFFICERS Julien R. Mininberg Chief Executive Officer Brian L. Grass Chief Financial Officer Thomas J. Benson Chief Operations Officer Vincent D. Carson Chief Legal Officer and Secretary

This section of the proxy statement explains how the Compensation Committee oversees our executive compensation programs and discusses the compensation earned by our named executive officers below, as presented in the tables under “Executive Compensation.” We sometimes refer to Messrs. Grass, Benson and Carson as “other named executive officers.”

Executive Summary

This Compensation Discussion and Analysis describes our executive compensation program for fiscal year 2016. During fiscal year 2016, the Compensation Committee was responsible for approving executive compensation and overseeing the administration of our incentive plans and employee benefit plans.

Overall, our executive compensation program emphasizes performance- and equity-based compensation to align it with shareholder interests and includes other practices that we believe serve shareholder interests such as paying for performance, not providing tax “gross-up” payments and maintaining policies relating to clawbacks of incentive awards and prohibitions on hedging or pledging Company stock. Important features of our fiscal year 2016 executive compensation program include the following:

Feature	Terms
Benchmarking; Market Compensation Levels

•                       Set the compensation of our Chief Executive Officer at what the Compensation Committee believes is a market level using a benchmark peer group of similarly situated companies against which to compare and assess the Company’s compensation program and performance.

Rigorous Performance Metrics	• Established rigorous performance goals based on multiple metrics that are not duplicative between short-term and long-term incentive awards.
Long-Term Incentives	• Established multi-year performance periods for long-term incentive awards, with minimum vesting periods for Company equity grants.

At the 2015 annual general meeting, approximately 98 percent of votes present (excluding abstentions and broker non-votes) voted for the “Say-on-Pay” proposal related to our compensation policies. Following the end of each fiscal year, the Compensation Committee conducts a review of all components of the Company’s compensation program. In consideration of the results on the “Say-on-Pay” vote, the Compensation Committee acknowledged the support received from our shareholders and viewed the results as a confirmation of the Company’s executive compensation policies and decisions. Accordingly, we did not change our compensation principles and objectives for our named executive officers in fiscal year 2016 in response to the advisory vote of our shareholders. However, on January 7, 2016, we entered into an amended and restated employment agreement with our Chief Executive Officer, that, among other matters, extended the term of his employment and modified certain of his compensation terms. This agreement became effective as of March 1, 2016, the first day of our fiscal year 2017. Pursuant to its terms, Mr. Mininberg’s original employment agreement was scheduled to expire on February 29, 2016. For further information, see “– Fiscal Year 2017 Compensation Changes.”

Fiscal Year 2016 Performance Overview

We were able to meet a number of objectives aimed to further our core initiatives to grow our business and increase shareholder value, including:

•                  cumulative total shareholder returns of 157 percent and 241 percent over the past three and five fiscal years, respectively, that exceed our Compensation Peer Group (as described below), the NASDAQ Market Index, and the Dow Jones-U.S. Personal Products, Broad Market Cap, Yearly, and Total Return Index (which we sometimes refer to as the “Industry Group”);

•                  net revenue compound annual growth rates of 6.3 percent and 14.8 percent over the past three and five fiscal years, respectively; and

•                  cash flow from operations compound annual growth rates of 16.2 percent and 28.4 percent over the past three and five fiscal years, respectively.

Elements of Executive Compensation

The Compensation Committee structured the fiscal year 2016 compensation of our named executive officers as follows:

Element	Type	Terms
Base Salary	Cash	• Fixed amount of compensation for performing day-to-day responsibilities. • Named executive officers are generally eligible for annual increases.
Annual Incentives and Bonuses	Cash

•                         Competitively-based annual incentive awards for achieving short-term financial goals (such as annual adjusted income and net sales targets) and other strategic objectives, as well as discretionary cash bonuses for exceptional performance and efforts relating to extraordinary Company events.

Performance Long-Term Incentives	Restricted Stock Units (RSUs)

•                         Performance RSUs vest at the end of a three-year performance period.

•                         Number of Performance RSUs earned by executive officers is based upon adjusted earnings per share growth, adjusted cash flow productivity and relative total shareholder return performance metrics.

Time-Vested Long-Term Incentives	RSUs; Stock Options

•                         Time-Vested RSUs vest over a three-year period: 50 percent at the end of the 2nd year and 50 percent at the end of the 3rd year.

•                         For fiscal year 2016, these were not available to our Chief Executive Officer.

Other	Perquisites	• Very limited perquisites.

Overview of Compensation Practices

Oversight of Our Executive Compensation Program

The Compensation Committee oversees the compensation of our named executive officers and is composed entirely of independent Directors as defined under the listing standards of NASDAQ. The Compensation Committee is responsible for evaluating the Chief Executive Officer’s performance in light of the goals and objectives of the Company. It also makes compensation recommendations with respect to our other executive officers, including approval of awards for incentive compensation and equity-based plans. The Compensation Committee and the Corporate Governance Committee also assist the Board of Directors in developing succession planning for our named executive officers.

The Role of Chief Executive Officer in Determining Executive Compensation

The Compensation Committee, working with the Chief Executive Officer, evaluates and approves all compensation regarding our other named executive officers. Our other named executive officers report directly to our Chief Executive Officer who supervises the day to day performance of those officers. Accordingly, the Chief Executive Officer establishes the criteria and any targets used to determine bonuses, including each other named executive officer’s individual performance and Company-based performance factors, and makes recommendations to the Compensation Committee regarding salaries, bonuses and equity awards for the other named executive officers. The Compensation Committee strongly considers the compensation recommendations and the performance evaluations of the Chief Executive Officer in making its decisions and any recommendations to the Board of Directors with respect to other named executive officers’ compensation, incentive compensation plans and equity-based plans that are required to be submitted to the Board.  In deliberations or approvals regarding the compensation of the other named executive officers, the Compensation Committee may elect to invite the Chief Executive Officer to be present but not vote.  In any deliberations or approvals of the Compensation Committee regarding the Chief Executive Officer’s compensation, the Chief Executive Officer is not invited to be present.

Objectives of Our Compensation Program

Our compensation program is designed to attract, motivate and retain key employees and to align the long-term interests of the named executive officers with those of our shareholders. The philosophy that the Compensation Committee uses to set executive compensation levels and structures is based on the following principles:

•                  compensation for our named executive officers should be linked to performance;

•                  a higher percentage of compensation should be performance-based as an executive officer’s range of responsibility and ability to influence the Company’s results increase;

•                  compensation should be competitive in relation to the marketplace; and

•                  outstanding achievement should be recognized.

In addition, we believe that our compensation programs for executive officers should be appropriately tailored to encourage employees to grow our business, but not encourage them to do so in a way that poses unnecessary or excessive material risk to the Company.

Compensation Consultant and Other Advisers

The Compensation Committee has the independent authority to hire compensation, accounting, legal, or other advisors. In connection with any such hiring, the Compensation Committee can determine the scope of the consultant’s assignments and their fees. The scope of a consultant’s services may include providing the Compensation Committee with data regarding compensation trends, assisting the Compensation Committee in the preparation of market surveys or tally sheets or otherwise helping it evaluate compensation decisions.

The Compensation Committee retained Pearl Meyer & Partners (“Pearl Meyer”) as its independent compensation consultant to assist in the evaluation of the compensation packages of our Chief Executive Officer and the other named executive officers for fiscal year 2015. Pearl Meyer worked directly with the Compensation Committee (and not on behalf of management) to analyze the compensation received by our named executive officers, and assisted in establishing a peer group on which a benchmarking study was conducted. In April 2015, the Compensation Committee engaged Frederic W. Cook & Company (“FW Cook”) as its independent compensation consultant to assist the Compensation Committee with its compensation decisions for our named executive officers for fiscal year 2017. The Compensation Committee has determined that neither Pearl Meyer nor FW Cook had any conflicts of interest relating to its engagement by the Compensation Committee.

Benchmarking

The Compensation Committee benchmarked the compensation of our Chief Executive Officer for fiscal year 2016, which was not changed from fiscal year 2015.  The Compensation Committee believes that targeting executive compensation within the peer group permits the Compensation Committee to assess an appropriate total value and mix of pay for our executives and to set the compensation of our named executive officers in a manner that is competitive in relation to the marketplace. Accordingly, the Compensation Committee engaged Pearl Meyer to prepare a peer group list for the Compensation Committee to consider as a benchmark in determining the fiscal year 2015 total compensation of our Chief Executive Officer (the “Compensation Peer Group”).  The Compensation Committee also used the Compensation Peer Group, as well as survey data, to assist the committee in setting the fiscal year 2016 total compensation of our other executive officers. The fiscal year 2016 Compensation Peer Group consists of the following 14 companies:

Jarden Corp.	Lifetime Brands Inc.
Newell Rubbermaid Inc.	Tempur Sealy International Inc.
Clorox Co. (The)	Revlon Inc.
Coty Inc.	Elizabeth Arden Inc.
Spectrum Brands Holdings Inc.	NACCO Industries Inc.
Church & Dwight Co. Inc.	Libbey Inc.
Tupperware Brands Corp.	Nu Skin Enterprises Inc.

In compiling the Compensation Peer Group, the Compensation Committee considered management input, peer groups lists prepared by proxy advisers and the input of its independent compensation consultant. The Compensation Peer Group includes a mix of companies identified as being within our peer group by proxy advisors or recommended by our compensation consultant or management. The organizations ultimately included in the Compensation Peer Group were chosen because they are a source of talent, are within the general industry of the Company and have comparable revenues, are competitors of the Company or have similar distribution channels as the Company. The Compensation Committee also screened companies included in the Compensation Peer Group with a focus on including those with revenues of one-third to three times the revenue of the Company. Although their revenues are more than three times larger than those of the Company, the Compensation Committee decided to include The Clorox Co., Jarden Corp., Newell Rubbermaid Inc. and Coty Inc. in the Compensation Peer Group because they are direct competitors of the Company and are a source of talent. The Compensation Committee plans to review the Compensation Peer Group on an annual basis.  Other than the removal of one company from the peer group due to corporate transactions, the Compensation Committee determined not to change the peer group for fiscal year 2016.

The Compensation Committee used median compensation data for similar positions in the Compensation Peer Group as a guide to setting fiscal year 2015 compensation targets for our named executive officers. For our named executive officers other than the Chief Executive Officer, the Compensation Committee also considered survey data. The actual total compensation and/or amount of each compensation element for an individual may be more or less than this median. For fiscal year 2015 compensation, the Compensation Committee benchmarked the total target compensation of Mr. Mininberg at approximately the 50th percentile level. Because of the overwhelming approval by our shareholders of our compensation policies in fiscal year 2015, the Compensation Committee determined not to make significant changes to Mr. Mininberg’s elements of compensation for fiscal year 2016 and elected to maintain the same level of total target compensation for Mr. Mininberg in fiscal year 2016.

Our Pay Practices and Corporate Governance

A summary of our current pay practices includes the following:

WHAT WE DO	WHAT WE DO NOT DO

Pay for Performance – We heavily link our executive compensation program to the Company’s operating performance. We ensure that a significant portion of our named executive officers’ compensation opportunities are performance-based. The amount of the payout to our Chief Executive Officer is contingent on the degree to which the Company achieves pre-established performance goals that the Compensation Committee has determined are aligned with the Company’s short- and long-term operating and financial objectives.

No Pledging of Common Stock – Our Insider Trading Policy prohibits Board members and our named executive officers from pledging Common Stock.  None of our Directors or executive officers has any existing pledging arrangements.

WHAT WE DO	WHAT WE DO NOT DO

Refocused Incentive Goals – Our annual and long-term incentive program includes multiple and more rigorous performance goals that are not duplicative between short- term and long-term incentive awards. Long-term awards are measured over a three-year period. By using different performance measures in our annual cash incentive program and our long-term stock incentive program, we mitigate the risk that our Chief Executive Officer would be motivated to pursue results with respect to one performance measure to the detriment of the Company as a whole.

No Use of Common Stock as Collateral for Margin Loans – Board members and our named executive officers are prohibited from using Common Stock as collateral for any margin loan.
Limitation of Employment Term for our Chief Executive Officer – Mr. Mininberg’s employment agreement has a termination date of February 28, 2019.

No Pension Plans or Special Retirement Programs for Executive Officers – We do not have a pension plan, and our named executive officers do not participate in any retirement programs not generally available to our employees.

Compensation Recoupment Policies – In order to discourage excessive risk-taking and misconduct on the part of the executive officers, each of our annual cash incentive plan and our principal equity compensation plan includes a clawback provision.

No Excessive Perquisites – We provide only a limited number of perquisites and supplemental benefits to attract talented executives to the Company and to retain our current executives.

Annual Shareholder “Say on Pay” – Because we value our shareholders’ input on our executive compensation programs, our Board has chosen to provide shareholders with the opportunity each year to vote to approve, on a non-binding, advisory basis, the compensation of the named executive officers in our proxy statement.

No Hedging – Board members and our named executive officers are prohibited from engaging in transactions (such as trading in options) designed to hedge against the value of the Company’s Common Stock, which would eliminate or limit the risks and rewards of the Common Stock ownership.

Limitation on Employment Contracts – All of our named executive officers, other than our Chief Executive Officer, are employed on an at-will basis.  Each executive officer has post-termination and non-competition obligations with the Company pursuant to which the executive officer has agreed that he will not participate in a business that competes with us.

No Speculative Trading – Board members and our named executive officers are prohibited from short-selling the Common Stock, buying or selling puts and calls of the Common Stock, or engaging in any other transaction that reflects speculation about the Common Stock price or that might place their financial interests against the financial interests of the Company.

Stock Ownership Guidelines – Our named executive officers are subject to certain stock ownership and holding requirements. The Chief Executive Officer is required to own Common Stock equal in value to at least three times annual salary, and each other executive officer is required to own Common Stock equal in value to at least one times annual salary.

No Unapproved Trading Plans – Board members and our named executive officers are prohibited from entering into securities trading plans pursuant to SEC Rule 10b5-1 without pre-approval; further, no Board member or any executive officer may trade in our Common Stock without pre-approval.

Our Compensation Program for Our Chief Executive Officer

Mr. Mininberg has served as Chief Executive Officer of the Company since March 1, 2014 and was party to an employment agreement that became effective on that date (the “Employment Agreement”). On January 7, 2016, we entered into an amended and restated employment agreement with Mr. Mininberg, effective March 1, 2016 (the “New Employment Agreement”). For further information regarding the compensatory terms of the New Employment Agreement, see “– Fiscal Year 2017 Compensation Changes.” Mr. Mininberg sets the overall strategic vision for our Company, and oversees the senior management team and the Company’s growth and acquisition strategy.  The Compensation Committee has structured his compensation so that it falls within a range paid to chief executives of peer companies that followed the compensation guidelines of proxy advisory firms. To assist the Compensation Committee in these efforts, it evaluated the compensation relative to organizations in the Compensation Peer Group. The Compensation Committee targeted Mr. Mininberg’s total compensation in fiscal year 2015 at approximately the 50th percentile level of the Compensation Peer Group. The Compensation Committee elected to maintain the same level of total target compensation for Mr. Mininberg and determined not to make significant changes to Mr. Mininberg’s elements of compensation for fiscal year 2016. The Compensation Committee believes the compensation program of the Company’s Chief Executive Officer is closely aligned with the interests of the shareholders and reflective of the marketplace.

Pay for Performance

The Compensation Committee believes that performance-based compensation aligns our Chief Executive Officer’s interests with our annual corporate goals and that a substantial majority of his compensation should be performance-based considering the scope and level of his business responsibilities. For fiscal year 2016 and the remaining term of the New Employment Agreement, Mr. Mininberg’s performance compensation was and will be based on a balanced mix of equity and cash awards. Under the Employment Agreement and related compensation programs, the Compensation Committee uses targeted, performance-based compensation goals for our Chief Executive Officer.  These targets are designed to incorporate performance criteria that promote our short-term and long-term business strategies, build long-term shareholder value and avoid encouraging excessive risk-taking.

For fiscal year 2016, approximately 79 percent of Mr. Mininberg’s target total compensation was tied to Company performance.

Elements of the Compensation Program for Our Chief Executive Officer

For fiscal year 2016, the principal components of compensation for our Chief Executive Officer were:

•                  base salary;

•                  performance-based incentive awards (annual and long-term);

•                  limited perquisites; and

•                  limited post-termination benefits.

Additionally, the Compensation Committee approved the payment of a discretionary bonus to our Chief Executive Officer in fiscal year 2016.  The Compensation Committee reviews total compensation for the Chief Executive Officer annually and evaluates his performance. Each year, the Compensation Committee also certifies that the amounts of any bonus payments under the 2011 Annual Incentive Plan (“2011 Bonus Plan”) have been accurately determined and that the performance targets approved by the shareholders, and any other material terms previously established by the Compensation Committee, were in fact satisfied.  The Compensation Committee believes that performance-based compensation should constitute a substantial portion of our Chief Executive Officer’s total compensation. As a result, the Compensation Committee anticipates that the Chief Executive Officer’s base salary will represent a small percentage of the Chief Executive Officer’s total compensation in any given fiscal year. Mr. Mininberg’s total compensation is primarily performance-based and tied directly to the success of the Company.  In addition, Mr. Mininberg’s performance-based compensation consists of a mix of cash and equity to provide an appropriate balance of incentives to achieve both the short-term and long-term goals of the Company.

Base Salary of Our Chief Executive Officer

We provide our named executive officers and other employees with a base salary to provide a fixed amount of compensation for regular services rendered during the fiscal year.  The Employment Agreement sets Mr. Mininberg’s salary at $900,000 per year.

Performance-Based Incentive Awards for Our Chief Executive Officer

The Compensation Committee also designed Mr. Mininberg’s compensation package to include a balance of short-term incentive compensation awarded on an annual basis and long-term incentive compensation measured over a three-year performance period. Both short-term and long-term incentive compensation for Mr. Mininberg is based on multiple performance measures.

Annual Incentive Awards

The Compensation Committee believes that performance-based awards align our executives’ interests with our annual corporate goals and are important to the success of the Company.  Accordingly, Mr. Mininberg is entitled to receive an annual incentive bonus, subject to the achievement of specific performance conditions that are not duplicative of the performance conditions of his long-term incentive awards.   The Compensation Committee also based the annual incentive award on two performance measures, which are intended to measure identified short term goals of the Company.  Mr. Mininberg’s annual incentive compensation was not based on a set performance measure over the term of the Employment Agreement.  Accordingly, the Compensation Committee was able to reevaluate and establish the performance measures on an annual basis to reflect shareholder input and changes in market trends.

The fiscal year 2016 bonus opportunity was based on the achievement of adjusted income and net sales targets, with no annual incentive award to be paid if the threshold adjusted income target was not met. Adjusted income is calculated based on net income, without asset impairment charges, gains and losses from dispositions, acquisition related expenses, restructuring charges, litigation charges, non-market based currency revaluations, and chief executive officer succession costs (collectively, the “Signinficant Items”). The Compensation Committee values both goals as important to the Company’s success. For fiscal year 2016, the Compensation Committee set the threshold, target and maximum adjusted income and net sales values at the following levels:

Performance Metric	Threshold	Target	Maximum
Adjusted Income	$124.0 million	$138.0 million	$148.0 million
Net Sales	$1,350.0 million	$1,510.0 million	$1,570.0 million

Depending upon the achievement of the above performance goals, for fiscal 2016, Mr. Mininberg was eligible for cash payout under the 2011 Bonus Plan targeted at $1,800,000, with a maximum payout of 165 percent of the target amount and a threshold payout of 50 percent of the target amount. For adjusted income and net sales results that fall in between the threshold and the target and the target and maximum values, the payout percentage of the award is calculated as a percent of the target amount using a non-linear curve.

Eighty percent (80%) of the bonus opportunity was based on the achievement of the adjusted income performance measure and twenty percent (20%) of the bonus opportunity was based on the achievement of the net sales performance measure. The committee placed a higher weight on the adjusted income goal over the net sales goal because it believes that adjusted income is the most accurate and significant factor in measuring our performance.  Additionally, the emphasis on the adjusted income metric reflects the importance the Board places on achieving profitability through disciplined business expansion and expense management.  If the adjusted income threshold had not been achieved, because of the importance the Compensation Committee places on adjusted income, no bonus would have been earned or payable with respect to fiscal year 2016.  Additionally, Mr. Mininberg is not entitled to that portion of the bonus attributed to any performance measure if the threshold amount associated with such performance measure is not achieved.

The adjusted income and net sales targets are subject to adjustment in the event that the Company or any of its subsidiaries consummates an acquisition of the stock or assets of another entity or business or divests any stock or assets of the Company or its subsidiaries. The Compensation Committee believes these adjustments properly modify performance results under the 2011 Bonus Plan to account for the impact of acquisitions and divestitures.

For fiscal year 2016, the Compensation Committee’s exercised its discretion to negatively adjust the adjusted income and net sales amounts for fiscal year 2016 used in the determination of the bonus payout percentage, decreasing the amounts by approximately $2,680,000 and $4,057,000, respectively, due to the beneficial impact that hyperinflation had on the Company’s Venezuelan operating results. Following these adjustments, for purposes of determining the bonus payout percentage, the Company’s adjusted income was  $145,719,000, representing 105.6 percent of the target measure and resulting in a payout percentage relating to that target of 149.8 percent, and the Company’s net sales were $1,541,644,000, representing 102.1 percent of the target measure and resulting in a payout percentage relating to that target of 111.6 percent. As a result, the Compensation Committee determined Mr. Mininberg had earned a cash bonus of $2,558,942 under the 2011 Bonus Plan (a blended percentage of 142.2 percent of the target award).

Long-Term Incentive Awards

The Compensation Committee believes that executive compensation should be linked, in part, to building long-term shareholder value. This objective is met by providing long-term incentives in the form of equity-based awards, such as performance-based restricted stock units (“Performance RSUs”). These grants make the performance of the Company’s Common Stock a targeted incentive.  The Compensation Committee established what it believes are rigorous performance goals that are not duplicative between short term and long-term incentive awards.  Additionally, the Compensation Committee established a three-year performance period for long-term incentive awards of our Chief Executive Officer.

As part of this objective, with respect to fiscal year 2016, Mr. Mininberg is eligible to receive a long-term incentive award for a three year performance period ending February 28, 2018, pursuant to the Helen of Troy Amended and Restated 2008 Stock Plan (the “2008 Stock Plan”). Pursuant to the Employment Agreement, this award is in the form of a grant of Performance RSUs. The fiscal year 2016 Performance RSU grant is targeted at 19,577 Performance RSUs (with a grant date fair value of $1,500,000), with the opportunity to earn up to 39,154 Performance RSUs (with a grant date fair value of $3,000,000) and a threshold achievement payout of 9,789 Performance RSUs (with a grant date fair value of $750,000). The fiscal year 2016 Performance RSU grant is based on the achievement of adjusted earnings per share growth (based on earnings per share, without Significant Items, adjusted cash flow productivity (as described below) and relative total shareholder return. Fifty percent (50%) of the fiscal year 2016 Performance RSU grant is based on the achievement of the adjusted earnings per share growth performance measure, twenty-five percent (25%) of the fiscal year 2016 Performance RSU grant is based on the achievement of the adjusted cash flow productivity performance measure and twenty-five percent (25%) of the fiscal year 2016 Performance RSU grant is based on the achievement of the relative total shareholder return performance measure.  The comparison group for purposes of the relative total shareholder return measure is the benchmarked Compensation Peer Group.  However, for purposes of this calculation, the Compensation Committee excluded American Greetings Corp. due to it becoming a privately-held corporation.

The Compensation Committee used adjusted earnings per share growth because it believes it is viewed by our shareholders as an important reflection of the Company’s financial health and it measures how the Company is performing with respect to profitability and value creation.  Due to the importance of adjusted earnings per share growth to the Company’s shareholders over the long-term, the Compensation Committee elected to use the measure as the highest weighted metric in the determination of Mr. Mininberg’s long-term incentive award. The adjusted cash flow productivity metric is calculated by dividing (1) net cash provided by operating activities of the Company, less capital and intangible asset expenditures, by (2) adjusted income (calculated based on net income, without Significant Items). The Compensation Committee chose this metric because it calculates how the Company’s operations are effectively using its investments to generate cash flow.  The measure also reflects the importance of cash flow as a means of assessing the fiscal soundness of the Company.  The Compensation Committee chose the relative total shareholder return metric because it provides a direct link between Mr. Mininberg’s compensation and shareholder results allowing his performance to be judged in comparison to peer group performance, while also allowing positive and negative adjustments for unexpected market conditions. Mr. Mininberg is not entitled to that portion of the award attributed to any performance measure if the threshold amount associated with such performance measure is not achieved.

Discretionary Bonuses

The Compensation Committee made a discretionary grant of 2,000 restricted shares in March 2015, with a grant date fair value of $178,240.  The grant rewarded Mr. Mininberg for his contributions to the Company’s success and his extensive efforts toward those ends and in lieu of increasing Mr. Mininberg’s base salary for fiscal year 2016.  Additionally, Mr. Mininberg received a holiday bonus of $2,500 in fiscal year 2016.

Limited Perquisites and Other Personal Benefits Provided to Our Chief Executive Officer

Mr. Mininberg is entitled to participate in various benefit plans available to all employees of the Company, such as a 401(k) plan (including matching contributions), group medical, group life and group dental insurance, as well as vacation and paid holidays. In addition, the Company pays or reimburses Mr. Mininberg for reasonable travel and other expenses incurred by him in performing his obligations. Additionally, in fiscal year 2016, the Company paid $25,000 in legal fees on Mr. Mininberg’s behalf in connection with the negotiation of the New Employment Agreement.

Potential Post-Termination Benefits for our Chief Executive Officer

The Employment Agreement provided for certain payments and benefits upon Mr. Mininberg’s termination of employment, as described below:

•

Death or Disability.  If Mr. Mininberg’s employment was terminated by reason of death or disability, then he (or his estate) would have been entitled receive (1) any portion of unpaid base salary earned but not yet paid to him as of the date of termination, (2)  any unpaid incentive payment earned by Mr. Mininberg with respect to any award under the 2011 Bonus Plan or the 2008 Stock Plan prior to the effective date of termination, (3) pro rata incentive compensation for the year in which his death or disability occurred, as the Compensation Committee, in its reasonable discretion, determines he likely would have received for the performance period during which his employment was terminated, and (4) any death or disability benefits under the life insurance and disability programs of the Company and its subsidiaries to which he is entitled.

•

Termination by Company For Cause or by Mr. Mininberg Other Than For Good Reason.  If Mr. Mininberg’s employment was terminated for cause by the Company or other than for good reason by Mr. Mininberg, then he would have been entitled to receive (1) any portion of unpaid base salary earned but not yet paid to him as of the date of termination and (2) any unpaid incentive payment earned by Mr. Mininberg with respect to any award under the 2011 Bonus Plan or the 2008 Stock Plan prior to the effective date of termination.

•

Termination by Mr. Mininberg For Good Reason or by Company Other Than For Cause.  If Mr. Mininberg’s employment was terminated by Mr. Mininberg for good reason or by the Company other than for cause, then he would have been entitled to receive: (1) any portion of unpaid base salary or other benefit earned but not yet paid to him as of the date of termination (except that no benefit or other compensation with respect to any awards under 2011 Bonus Plan or the 2008 Stock Plan shall be payable), (2) a single payment in the amount of $4,000,000 payable in 18 equal installments commencing on the first payroll date that is at least 60 but not more than 75 days after the date of termination and on a monthly basis thereafter, and (3) to the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, the continuation of health insurance benefits under COBRA for Mr. Mininberg and his family for a maximum of 18 months after the date of termination or until Mr. Mininberg is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 18 months.  All payments and benefits due to Mr. Mininberg, other than any portion of unpaid base salary and any payment or benefit otherwise required by any rule or regulation issued by any state or federal governmental agency, will be contingent upon Mr. Mininberg’s execution of a general release of all claims to the maximum extent permitted by law against the Company, its affiliates and their respective and former directors, employees and agents pursuant to the Employment Agreement.

The Compensation Committee believes the severance provisions of the Employment Agreement were a competitive compensation element in the executive labor market at the time the Employment Agreement was negotiated and were necessary because the Employment Agreement did not provide for any retirement benefits for Mr. Mininberg following his termination with the Company. As noted above, the Employment Agreement limited the potential severance payable to our Chief Executive Officer over the term of the Employment Agreement for the termination events described in the preceding paragraph. The Employment Agreement did not contain the provision of any payment that is linked to a change of control of the Company. However, the Compensation Committee can provide for the acceleration of equity awards to our Chief Executive Officer based on a “double trigger,” which means that the acceleration of those awards would generally occur if, during the employment period, the named executive officer’s employment was involuntarily terminated by the Company other than for cause or by the named executive officer for good reason, in each case, within a specified period following a change of control or if the equity award is not assumed or substituted in connection with the change of control. On March 1, 2016, the New Employment Agreement became effective, which amends certain post-termination benefits our Chief Executive Officer is eligible to receive. For further information, see “– Fiscal Year 2017 Compensation Changes.”

The Company’s Compensation Program for our Other Named Executive Officers

Our other named executive officers for fiscal year 2016 are Mr. Grass, Chief Financial Officer, Mr. Benson, Chief Operations Officer, and Mr. Carson, Chief Legal Officer and Secretary. None of these named executive officers is party to an employment agreement.  As a result, their compensation is reviewed and determined by the Compensation Committee on an annual basis. The Compensation Committee may also review an executive officer’s compensation if that executive officer is promoted or experiences a change in responsibilities.

Our other named executive officers report directly to our Chief Executive Officer who supervises the day to day performance of those officers. Our Chief Executive Officer annually reviews our executive compensation program (other than for himself) and makes compensation recommendations to the Compensation Committee with respect to the other named executive officers, among others. The Compensation Committee strongly considers the recommendations of the Chief Executive Officer in making its decisions and any recommendations to the Board of Directors with respect to non-CEO compensation, incentive compensation plans and equity-based plans that are approved by the Board.  Additionally, for fiscal year 2016, the Compensation Committee evaluated compensation trends and market practice for the other named executive officers.

Pay for Performance

The Compensation Committee believes that a significant portion of compensation to our named executive officers should be “at risk” based on the financial performance of the Company and the individual performance of the executive. The Compensation Committee also believes that the performance compensation should promote both a near- and long-term outlook.  As a result, each of the other named executive officers is eligible to earn a cash annual incentive award and a mix of long-term performance-based incentive awards, similar to the compensation structure of our Chief Executive Officer. Additionally, each of the other named executive officers is eligible to earn time vested long-term incentive awards in the form of equity. Multiple performance criteria have been established for both annual performance awards (based on adjusted income and net sales targets) and long-term performance awards (based on adjusted earnings per share growth, adjusted cash flow productivity and relative total shareholder return targets). For fiscal year 2016, approximately 61, 61, and 64 percent of the total compensation of Messrs. Grass, Benson and Carson, respectively, were tied to performance. For additional information regarding these awards, see “– Annual Incentive Awards for our Other Named Executive Officers” and “– Long-Term Incentive Awards for our Other Named Executive Officers.”

Elements of Our Compensation Program for Our Other Named Executive Officers

The principal components of compensation for our other named executive officers in fiscal year 2016 were:

•                  Base salary;

•                  Annual performance-based incentive bonuses;

•                  Long-term equity compensation; and

•                  Other personal benefits.

Messrs. Grass, Benson, and Carson are each eligible to earn a cash annual incentive award and a mix of performance-based and time-vested long-term incentive awards in the form of equity, similar to the compensation structure of our Chief Executive Officer. The Compensation Committee used compensation data for similar positions in the benchmarked Compensation Peer Group, as well as survey data, as a guide to setting fiscal year 2016 compensation targets for these executive officers. In fiscal 2016, we had no severance plans or arrangements in place for our other named executive officers. Additionally, the Compensation Committee approved the payment of discretionary cash bonuses to our other named executive officers in fiscal year 2016.

Base Salary of Our Other Named Executive Officers

The Company provides our other named executive officers with a base salary to provide a fixed amount of compensation for regular services rendered during the fiscal year.  In setting or increasing base salaries, the Compensation Committee strongly considers the recommendations made by our Chief Executive Officer.  In addition, the committee considers each executive’s job responsibilities, qualifications, experience, performance history and length of service with the Company and comparable salaries paid by our competitors.  The Compensation Committee may, in its discretion, change the base salary of other named executive officers based on that named executive officer’s performance.  In recognition of their respective increased responsibilities assigned to them during fiscal year 2015, and the recommendation of our Chief Executive Officer, the Compensation Committee approved an increase in Messrs. Grass’s and Carson’s annual base salary from $350,000 to $375,000 and from $375,000 to $450,000, respectively. For fiscal year 2016, the annual base salary of Mr. Benson remained at $600,000.

Annual Incentive Awards for Our Other Named Executive Officers

Our other named executive officers are eligible to earn a cash annual incentive award. These awards are intended to align our executives’ interests with our annual corporate goals. After considering the recommendations of the Chief Executive Officer, for fiscal year 2016, the Compensation Committee established multiple performance criteria for the cash annual incentive award of each other named executive officer.

The fiscal year 2016 bonus opportunity was based on the achievement of adjusted income and net sales targets, with no annual incentive award to be paid if the threshold adjusted income was not met. Adjusted income is calculated based on net income without Significant Items. The Compensation Committee values both goals as important to the Company’s success. For fiscal year 2016, the Compensation Committee set the threshold, target and maximum adjusted income and net sales values at the following levels:

Performance Metric	Threshold	Target	Maximum
Adjusted Income	$124.0 million	$138.0 million	$148.0 million
Net Sales	$1,350.0 million	$1,510.0 million	$1,570.0 million

The annual incentive threshold, target and maximum award for each of Messrs. Grass, Benson, and Carson are based upon a percentage of such respective executive officer’s base salary as follows:

Name	Threshold	Target	Maximum
B. Grass	32.5%	65%	130%
T. Benson	32.5%	75%	150%
V. Carson	32.5%	65%	130%

For adjusted income and net sales results that fall between the threshold and the target and the target and maximum values, the payout percentage of the award of each other named executive officer is calculated as a percent of the target amount using a non-linear curve.

Eighty percent (80%) of the annual incentive award is based on the achievement of the adjusted income performance measure and twenty percent (20%) is based on the achievement of the net sales performance measure.  If the adjusted income threshold had not been achieved, because of the importance the Compensation Committee places on adjusted income, no bonus would have been earned or payable with respect to fiscal year 2016. Additionally, none of our other named executive officers is entitled to that portion of the bonus attributed to any performance measure if the threshold amount associated with such performance measure is not achieved. For a discussion concerning the Compensation Committee’s decisions relating to the establishment of these performance measures, see “– Our Fiscal Year 2016 Compensation Program for our Chief Executive Officer – Performance-Based Incentive Awards for our Chief Executive Officer – Annual Incentive Awards.”The adjusted income and net sales targets are subject to adjustment in the event that the Company or any of its subsidiaries consummates an acquisition of the stock or assets of another entity or business or divests any stock or assets of the Company or its subsidiaries. The Compensation Committee believes these adjustments properly modify performance results under the 2011 Bonus Plan to account for the impact of acquisitions and divestitures.

The adjusted income and net sales targets are subject to adjustment in the event that the Company or any of its subsidiaries consummates an acquisition of the stock or assets of another entity or business or divests any stock or assets of the Company or its subsidiaries. The Compensation Committee believes these adjustments properly modify performance results under the 2011 Bonus Plan to account for the impact of acquisitions and divestitures.

For fiscal year 2016, the Compensation Committee exercised its discretion to negatively adjust the adjusted income and net sales amounts for fiscal year 2016 used in the determination of the bonus payout percentage, decreasing the amounts by approximately $2,680,000 and $4,057,000, respectively, due to the beneficial impact that hyperinflation had on the Company’s Venezuelan operating results. Following these adjustments, for purposes of determining the bonus payout percentage, the Company’s adjusted income was  $145,719,000, representing 105.6 percent of the target measure and resulting in a payout percentage relating to that target of 149.8 percent, and the Company’s net sales were $1,541,644,000, representing 102.1 percent of the target measure and resulting in a payout percentage relating to that target of 111.6 percent. As a result, the Compensation Committee approved an annual incentive award payout for each of Messrs. Grass, Benson and Carson of $340,662, $639,736 and $398,502, respectively. These awards represent a blended payout percentage of 142.2 percent of the target award of each other named executive officer.

Long-Term Incentive Awards for Our Other Named Executive Officers

At the 2008 annual general meeting of shareholders, the Company’s shareholders approved the 2008 Stock Plan, which the Company uses to grant equity awards to its named executive officers and to key employees.  Equity-based compensation and ownership give these individuals a continuing stake in the long-term success of the Company, and the delayed vesting of stock options helps to encourage retention.  The Compensation Committee and the Board of Directors believe that the executive officers and key employees of the Company should be rewarded for earnings performance that may result from their efforts and that this should be accomplished, in part, by awarding equity compensation to these individuals, which increases their stake in the Company’s long-term success and further aligns their interests with those of shareholders.  For more information regarding the Company’s long-term equity compensation, see “Executive Compensation – Equity Compensation Plan Information.”

After considering the recommendations of the Chief Executive Officer, the Compensation Committee also established multiple performance criteria for the long-term incentive awards in the form of equity RSUs for each other named executive officer. Fifty percent (50%) of the fiscal year 2016 Performance RSU awards were based on the achievement of the adjusted earnings per share growth performance measure, twenty-five percent (25%) of the fiscal year 2016 Performance RSU awards were based on the achievement of the adjusted cash flow productivity performance measure and twenty-five percent (25%) of the fiscal year 2016 Performance RSU awards were based on the achievement of the relative total shareholder return performance measure.  None of our other named executive officers is entitled to that portion of the award attributed to any performance measure if the threshold amount associated with such performance measure is not achieved.  The values of the threshold, target and maximum award for each of Messrs. Grass, Benson, and Carson’s Performance RSUs are as follows:

Name	Threshold	Target	Maximum
B. Grass	$131,250	$262,500	$525,000
T. Benson	$187,500	$375,000	$750,000
V. Carson	$187,500	$375,000	$750,000

The Compensation Committee also granted time-vested RSUs that will vest fifty percent (50%) on February 28, 2017 and fifty percent (50%) on February 28, 2018.  The time-vested RSUs are targeted at $87,500, $125,000, and $125,000 in value, respectively, for fiscal year 2016 for Messrs. Grass, Benson, and Carson.

Discretionary Cash Bonuses

The Compensation Committee granted each of Messrs. Grass and Carson a discretionary cash bonus of $70,000 and $95,000, respectively, in fiscal year 2016. They were awarded these bonuses in recognition of their substantial efforts provided to the Company during fiscal year 2016 that were beyond their normal responsibilities.  For Mr. Grass, the Compensation Committee also considered his significant work in connection with implementing the Company’s strategic plan and the Company’s successful acquisitions and related integration.   For Mr. Carson, the Compensation Committee also considered his significant work on the Company’s acquisitions and dispute resolution matters relating to our former chief executive officer during the fiscal year. A holiday bonus of $2,500 was also awarded to each of Mr. Grass, Mr. Benson, and Mr. Carson in fiscal year 2016.

Other Benefits Provided for Our Other Named Executive Officers

We provide other benefits to the other named executive officers, such as participation in a 401(k) plan, including matching contributions, group medical, group life and group dental insurance, as well as vacation and paid holidays.  These benefits are available to all our employees, including each named executive officer, and we believe they are comparable to those provided at other companies.

Potential Post-Termination and Change of Control Benefits for our Other Named Executive Officers

The Company did not previously have any formal employment or severance agreements with any other named executive officer in fiscal year 2016. In the event any other named executive officer is terminated, the payment of any cash severance would be at the discretion of the Company, based upon the facts and circumstances at that time.

For stock options granted to our other named executive officers prior to August 19, 2015, the date on which the 2008 Stock Plan (as amended and restated) was approved by our shareholders, any unvested options immediately vest upon a change of control of the Company (as defined under the plan) pursuant to the provisions of the Helen of Troy 2008 Stock Incentive Plan in effect prior to August 19, 2015 (the “Prior 2008 Stock Plan”). In addition, if an option holder’s employment with the Company is terminated due to his death or disability, to the extent the participant was entitled to exercise the option on the date of death or disability, the option may be exercised within one year after such termination. If an option holder’s employment is terminated voluntarily or with cause, all of his options that are exercisable as of the date of termination will remain exercisable for ninety days under the Prior 2008 Stock Plan. Additionally, if an option holder’s employment is terminated without cause, all of his options that are exercisable as of the date of termination will remain exercisable for ninety days, regardless of whether they are incentive stock options or non-qualified stock options. Beginning in fiscal year 2016, the Compensation Committee does not plan to grant stock options to our other named executive officers.

Any unvested time-vested RSUs granted to our other named executive officers prior to August 19, 2015, would accelerate upon a change in control of the Company. Additionally, any unearned Performance RSUs granted to our other named executive officers prior to August 19, 2015 would vest pro rata based upon target performance and the number of days elapsed during the performance period at the time of the change in control. In the event of the death or disability or in the event of the termination of the employment for any reason following a change in control, each of the other named executive officers would receive the pro rata portion of his annual incentive award he would have received had he remained employed for the entire year in which his employment was terminated.

Any equity awards granted on or after August 19, 2015 to our other named executive officers would accelerate based on a “double trigger,” which means that the acceleration of those awards would generally occur if, during the employment period, the other named executive officer’s employment is involuntarily terminated by the Company other than for cause or by the other named executive officer for good reason, in each case, within a specified period following a change of control or if the equity award is not assumed or substituted in connection with the change of control.  For further information, see “Equity Compensation Plan Information.”

Fiscal Year 2017 Compensation Changes

Compensation Consultant for Fiscal Year 2017 Compensation

The Compensation Committee retained FW Cook as its independent compensation consultant to assist in the evaluation of the compensation packages of our Chief Executive Officer and the other named executive officers for fiscal year 2017. FW Cook worked directly with the Compensation Committee (and not on behalf of management) to analyze the compensation received by our named executive officers, and assisted in establishing a peer group for which a benchmarking study was conducted. FW Cook has not performed any other services for the Company nor undertaken any projects on behalf of management. The Compensation Committee has determined that FW Cook had no conflicts of interest relating to its engagement by the Compensation Committee.

Amended and Restated Employment Agreement of our Chief Executive Officer

Pursuant to its terms, Mr. Mininberg’s Employment Agreement was scheduled to expire on March 1, 2016. During his tenure as Chief Executive Officer, the Company has experienced tremendous growth in revenue and in market capital. Mr. Mininberg’s leadership and performance during this time has been integral to the Company’s success. As a result, the Board determined that it was in the best interests of the Company and its shareholders to extend the term of his employment agreement.  The Compensation Committee engaged the services of independent counsel and FW Cook, its independent compensation consultant, to negotiate a revised employment agreement with Mr. Mininberg. The Company entered into the New Employment Agreement with Mr. Mininberg on January 7, 2016, which took effect on March 1, 2016, and extended the term of his employment through February 28, 2019. The Compensation Committee believes the revised compensation program of Mr. Mininberg remains closely aligned with the interests of the shareholders and reflective of the marketplace.

While many of the provisions of the New Employment Agreement match that of Mr. Mininberg’s former Employment Agreement, certain compensation provisions were amended. These changes include the following:

Element	Compensation Changes	Reasoning for Changes
Base Salary	Increased from $900,000 to $950,000.

The Compensation Committee elected to increase Mr. Mininberg’s base salary as a result of his demonstrated strong performance as our Chief Executive Officer, the Company’s strong financial performance during his time as Chief Executive Officer, and the leadership and direction he provides to our employees.

Annual Incentives and Bonuses

Target annual performance bonus at 200 percent of base salary, with the opportunity to earn up to $3,050,000 and a threshold achievement payout of 100 percent of his base salary. However, the Compensation Committee determines the performance goals and other terms for the annual performance bonus.

The Compensation Committee increased the maximum annual incentive bonus Mr. Mininberg is eligible to receive to correspond to the increase in his base salary.
Long-Term Incentives

Long-term performance bonus consists of both time-vesting RSUs (25 percent of the total bonus, vesting in equal installments over a three year period) and Performance RSUs (75 percent of the total bonus), as opposed to solely consisting of Performance RSUs. However, the Compensation Committee determines the performance goals and other terms for the long-term performance bonus. Additionally, the Compensation Committee may increase or decrease targets, thresholds or maximums for these awards.

Target long-term performance bonus at the lesser of $3,200,000 or the value of the common shares that may be granted to a participant under the 2008 Stock Plan (the “Maximum Grant Amount”).

Target Performance RSU portion of the long-term performance bonus at the difference of the Maximum Grant Amount less the fair market value of the time-vested RSU portion of the long-term performance bonus (with a threshold award of 50 percent and a maximum award of 200 percent of the target Performance RSUs granted under the 2008 Stock Plan).

The changes made to the Mr. Mininberg’s long-term incentives were made to reflect what the Compensation Committee believes is a competitive market level for this element of compensation consistant with our goal to align Mr. Mininberg’s interests to building long-term shareholder value.

Element	Compensation Changes	Reasoning for Changes
Severance Benefits in the Event of Termination by Mr. Mininberg for Good Reason or by the Company other than for Cause (and not in Connection with a Change of Control)

Severance benefits of earned and vested incentive compensation plus the following (not to be less than $4,000,000 in the aggregate):

(1)  a cash payment of two times base salary at the time of termination;

(2)  a pro rata annual incentive bonus for the year in which the termination occurred, as determined by the Compensation Committee in its reasonable discretion;

(3)   a pro rata portion of any outstanding Performance RSU’s based upon the actual performance of the Company during the applicable performance periods; and

(4)  a pro rata portion of any installment of time-vesting RSUs that would have vested as of the anniversary of the grant date that immediately follows the date of termination.

Generally, the new severance payments were in lieu of a $4,000,000 cash payment under the former Employment Agreement.

The Compensation Committee believes the severance provisions of the New Employment Agreement are a competitive compensation element in the current executive labor market and are more beneficial to the Company and its shareholders than conducting an individual negotiation with our Chief Executive Officer in the event of a termination of his employment.

Severance Benefits in the Event of Termination by Mr. Mininberg for Good Reason or by the Company other than for Cause (and in Connection with a Change of Control)

Severance benefits of earned and vested incentive compensation plus the following (not to be less than $4,000,000 in the aggregate):

(1)  a lump-sum cash payment of two times: (i) base salary at the time of the change of control or the date of termination, whichever is higher, plus (ii) an amount equal to the target annual incentive under the 2011 Bonus Plan for the performance period in which his employment terminated;

(2) a pro rata annual incentive bonus for the year in which the termination occurred, as determined by the Compensation Committee in its reasonable discretion;

(3) accelerated vesting of all unvested, time-vesting RSUs as of the date of termination;

(4) accelerated vesting at target of all outstanding, unearned, Performance RSUs as of the date of termination; and

(5) certain heath insurance benefits.

The Compensation Committee added the change of control severance benefits to provide incentive for our Chief Executive Officer to fully consider potential changes that are in the best interest of the Company and our shareholders, even if such changes would result in the executive’s termination. The Company competes for executives in a highly competitive market in which companies routinely offer similar benefits to senior executives. The Compensation Committee views these amounts as reasonable and appropriate for the Chief Executive Officer, who may not be in a position to obtain comparable employment following a change of control.

Accelerated Vesting in the Event of a Change of Control

In the event any outstanding equity awards issued pursuant to the 2008 Stock Plan are not assumed in connection with a change of control, such awards will vest immediately in accordance with the terms of the 2008 Stock Plan.

The Compensation Committee added this benefit to provide incentive for our Chief Executive Officer to fully consider potential changes that are in the best interest of the Company and our shareholders.

Element	Compensation Changes	Reasoning for Changes
Modified Tax Gross-Up

In the event of any severance payment to Mr. Mininberg that constitutes “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and would be subject to excise taxes imposed by Section 4999 of the Internal Revenue Code, a “best-of” calculation will be made comparing (a) the total benefit to Mr. Mininberg from the payments after consideration of the excise tax, to (b) the total benefit to Mr. Mininberg if the payments are reduced to the extent necessary to avoid being subject to the excise tax. Mr. Mininberg will be entitled to the payments under the more favorable outcome, as calculated in the Company’s reasonable judgment.

The Compensation Committee believes this provision is a competitive compensation element in the current executive labor market.

Severance Arrangements

In March 2016, the Compensation Committee authorized the Company to enter into severance arrangements with the other named executive officers, which the Company expects to complete during fiscal year 2017. The severance agreements would include the following terms:

•                  For a termination by the Company without cause (not in connection with a change in control), the other named executive officer will receive (1) cash severance equal to his base salary plus his target annual incentive award for the year in which the termination occurred, (2) the pro rata portion of his annual incentive award for the year in which the termination occurred based upon the actual performance of the Company during the performance period, (3) the pro rata portion of his outstanding long-term incentive awards based upon the actual performance of the Company during the applicable performance periods, (4) pro rata acceleration of all time-vested equity awards held by the other named executive officer that are not vested at the time of termination, and (5) to the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, the continuation of health insurance benefits under COBRA for him and his family for a maximum of 12 months after the date of termination or until he is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 12 months.

•                  For a termination in connection with a change in control (whether by the Company without cause or by the other named executive officer for good reason within two years of the change in control), the other named executive officer will receive (1) cash severance equal to 150 percent of both his base salary and his target annual incentive award for the year in which the termination occurred, (2) the pro rata portion of his target annual incentive award for the year in which the termination occurred, (3) acceleration of all time-vested equity awards held by the other named executive officer that are not vested at the time of termination, (4) acceleration of all unvested performance-based equity awards at target held by the named executive officder at the time of termination (5) a modified tax gross-up similar to that received by our Chief Executive Officer, and (6) to the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, the continuation of health insurance benefits under COBRA for him and his family for a maximum of 18 months after the date of termination or until he is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 18 months.

The Compensation Committee believes these severance provisions are a competitive compensation element in the current executive labor market and are more beneficial to the Company and its shareholders than conducting an individual negotiation with each executive officer in the event of a termination of his employment.  Furthermore, the Compensation Committee believes the change of control severance benefits provide incentive for our executive officers to fully consider potential changes that are in the best interest of the Company and our shareholders, even if such changes would result in the executive’s termination.  The Company competes for executives in a highly competitive market in which companies routinely offer similar benefits to senior executives.  As a result, the Compensation Committee views these amounts as reasonable and appropriate for the executive officers.

Base Salary Increase of our Chief Financial Officer

For fiscal year 2017, the Compensation Committee also approved a base salary increase of $60,000 for Mr. Grass because the Compensation Committee believes his compensation was below market levels and in recognition of his performance.

Stock Ownership Guidelines

Beginning in May 2014, our named executive officers became subject to stock ownership and holding requirements. Our Chief Executive Officer is required to own Common Stock equal in value to at least three times his annual salary, and each other named executive officer is required to own Common Stock equal in value to at least one times his annual salary. For purposes of these requirements, ownership includes not only shares owned directly by the executive, but also shares covered by in-the-money stock options that are vested or exerciseable within 60 days of the date of determination and certain units held through various plans and programs of the Company. We have also established milestone guidelines that we use to monitor progress toward meeting these targets over a five-year period, at the end of which the executive is expected to have reached the applicable ownership level.

Until an executive reaches the applicable milestone, he or she must hold and may not sell any shares (except to meet tax withholding obligations); once the ownership level is met, he or she must hold and may not sell shares if doing so would cause his or her ownership to fall below that level. Although the Company does not require its executive officers to hold Common Stock for specified periods of time, we believe that the above holding requirements result in the ownership by our executives of significant amounts of Common Stock for substantial periods of time and align the interests of our executives with those of our shareholders. For fiscal year 2016, all our named executive officers met their stock ownership requirements.

Prohibition on Pledging and Hedging and Restrictions on Other Transactions involving Common Stock

Our Insider Trading Policy prohibits Board members and our named executive officers from pledging Common Stock or using Common Stock as collateral for any margin loan.  In addition, the Insider Trading Policy contains the following restrictions:

•                  Board members and our named executive officers are prohibited from engaging in transactions (such as trading in options) designed to hedge against the value of the Company’s Common Stock, which would eliminate or limit the risks and rewards of the Common Stock ownership;

•                  Board members and our named executive officers are prohibited from short-selling the Common Stock, buying or selling puts and calls of the Common Stock, or engaging in any other transaction that reflects speculation about the Common Stock price or that might place their financial interests against the financial interests of the Company;

•                  Board members and our named executive officers are prohibited from entering into securities trading plans pursuant to SEC Rule 10b5-1 without pre-approval; further, no Board member or any named executive officer may trade in our Common Stock without pre-approval; and

•                  Board members and our named executive officers may trade in Common Stock only during open window periods, and only after they have pre-cleared transactions.

Currently, none of our Directors or executive officers has any pledging arrangements in place involving Common Stock.

Tax Implications of Executive Compensation

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that a company may deduct in any one year with respect to its principal executive officer and each of its other three most highly paid executive officers other than the Chief Financial Officer.  There is an exception to the $1,000,000 limitation for performance-based compensation that meets certain requirements.  Annual cash incentive compensation and equity awards are generally forms of performance-based compensation that meet those requirements and, as such, are fully deductible. Grants of stock options to our other named executive officers under our 2008 Stock Plan and the grant of the Performance RSUs are intended to comply with Section 162(m) for treatment as performance-based compensation.  Therefore, we expect to be able to deduct compensation of our named executive officers related to compensation with respect to these grants.

The incentive cash bonus payments to our Chief Executive Officer under the 2011 Bonus Plan are intended to be designed to comply with Section 162(m) for treatment as performance-based compensation. Section 162(m) allows companies to deduct, for federal income tax purposes, certain performance-based compensation over $1,000,000. The material terms of the performance goals for the awards under the 2011 Bonus Plan must be approved by the shareholders every five years in order for the Company to be eligible to deduct for tax purposes the incentive awards paid under those plans. The Company’s shareholders originally approved the terms of the 2011 Bonus Plan at the 2011 annual general meeting and approved an amendment and restatement of the 2011 Bonus Plan at the 2014 annual general meeting.

The Compensation Committee has considered and will continue to consider tax deductibility in structuring compensation arrangements.  However, the Compensation Committee retains discretion to establish executive compensation arrangements that it believes are consistent with the principles described earlier and in the best interests of our Company and its shareholders, even if those arrangements may not be fully deductible under Section 162(m).

EXECUTIVE COMPENSATION

The following table sets forth the summary of compensation during fiscal years 2014 through 2016 for the Company’s Chief Executive Officer, Chief Financial Officer, and other executive officers whose total compensation exceeded $100,000 and who were serving as an executive officer at the end of the fiscal year 2016 (such persons referred to collectively, as the “named executive officers”).

Summary Compensation Table

							Non-Equity
							Incentive
				Stock		Option	Plan	All Other
Name and Principal		Salary	Bonus	Awards		Awards	Compensation	Compensation	Total
Position (1)	Year	($)	($)	($)(2)		($)(3)	($)(4)	($)(5)	($)

Julien R. Mininberg	2016	900,000	2,500	1,678,240	(6)	-	2,558,942	36,842	5,176,524
Chief Executive Officer	2015	910,096	492,500	1,500,000		-	2,387,400	393,264	5,683,260

Brian L. Grass	2016	368,637	72,500	350,000	(7)	-	340,665	11,410	1,143,212
Chief Financial Officer	2015	339,167	112,500	280,000		187,725	273,293	11,418	1,204,103

Thomas J. Benson	2016	600,000	2,500	500,000	(8)	-	639,736	12,922	1,755,158
Chief Operations Officer	2015	591,667	62,500	500,000		187,725	595,944	13,055	1,950,891
	2014	606,731	771,250	-		89,978	-	12,855	1,480,814

Vincent D. Carson	2016	431,250	97,500	500,000	(8)	-	398,502	12,922	1,440,174
Chief Legal Officer and Secretary	2015	362,500	137,500	438,000		187,725	243,414	12,297	1,381,436
	2014	297,500	451,250	-		89,978	-	11,509	850,237

(1)         Effective March 1, 2014, the Board of Directors appointed Julien Mininberg to serve as the Chief Executive Officer. Effective May 1, 2014, the Board of Directors appointed (1) Brian L. Grass, formerly serving as the Company’s Vice President and Assistant Chief Financial Officer, to serve as the Chief Financial Officer; (2) Thomas J. Benson, formerly serving as the Company’s Chief Financial Officer, to serve as the Chief Operations Officer; and (3) Vincent D. Carson, formerly serving as the Company’s General Counsel and Senior Vice President, to serve as Chief Legal Officer and Secretary.

(2)         These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Long-term incentive awards were granted in fiscal year 2016 under the 2008 Stock Plan in the form of Performance RSUs to Messrs. Mininberg, Grass, Benson and Carson and in the form of time-vested RSUs to Messrs. Grass, Benson and Carson. The reported value of the Performance RSUs is computed based on the probable outcome of the performance conditions, which is “target”. For each of the named executive officers, the ultimate payout for the Performance RSUs can range from zero shares to a maximum of 200 percent of target. Further information regarding the awards is included in the tables entitled “Grants of Plan-Based Awards in Fiscal Year 2016,” “Outstanding Equity Awards at Fiscal Year-End 2016” and “Equity Compensation Plan Information.”

(3)         These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Further information regarding the awards is included in the tables entitled “Outstanding Equity Awards at Fiscal Year-End 2016” and “Equity Compensation Plan Information.” Assumptions used in the calculation of the grant date fair value of these options are discussed in Note (15) to the Company’s audited consolidated financial statements for the fiscal year ended February 29, 2016, included in the Company’s Annual Report on Form 10-K for the year then ended, filed with the SEC on April 29, 2016.

(4)         The amounts in this column represent annual cash incentive bonuses under the 2011 Bonus Plan that were earned in fiscal year 2016. These amounts were accrued in the Company’s financial statements in fiscal year 2016, but were actually paid to Messrs. Mininberg, Grass, Benson, and Carson after fiscal year end 2016, when the Compensation Committee certified that the related performance goals had been achieved. For further information regarding these awards, see “Grants of Plan Based Awards in Fiscal Year 2016.”

(5)         For fiscal year 2016, the following compensation was paid to our named executive officers, which comprises “All Other Compensation”:

All Other Compensation for Fiscal Year 2016

Name	401(k) Plan ($)	Group Life Insurance ($)	Legal Fees ($)(A)	Total ($)
Julien R. Mininberg	10,600	1,242	25,000	36,842
Brian L. Grass	10,600	810	-	11,410
Thomas J. Benson	10,600	2,322	-	12,922
Vincent D. Carson	10,600	2,322	-	12,922

(A)       Represents legal fees paid on Mr. Mininberg’s behalf in connection with the negotiation of the New Employment Agreement.

(6)         Includes 19,577 shares, or $1,500,000 of Performance RSUs, which represents the target award, calculated using a price per share of $76.62, the closing market price of the Common Stock on February 27, 2015, the last trading day prior to the date of grant. At the date of the grant, the maximum potential value of the Performance RSUs, assuming the achievement of the highest level of performance conditions, is 39,154 shares, or $3,000,000.  Also includes 2,000 shares, or $178,240, of a discretionary restricted share award granted and vested on May 8, 2015.  This represents the aggregate grant date fair value of the award, calculated in accordance with FASB  ASC Topic 718.

(7)         Calculated using a price per share of $76.62, the closing market price of the Common Stock on February 27, 2015, the last trading day prior to the date of grant. Includes 1,142 shares, or $87,500 of RSUs, which vest over a three-year period, and 3,426 shares, or $262,500 of Performance RSUs, which represents the target award. At the date of the grant, the maximum potential value of the Performance RSUs, assuming the achievement of the highest level of performance conditions, is 6,852 shares, or $525,000.

(8)         Calculated using a price per share of $76.62, the closing market price of the Common Stock on February 27, 2015, the last trading day prior to the date of grant. Includes 1,631 shares, or $125,000 of RSUs, which vest over a three-year period, and 4,894 shares, or $375,000 of Performance RSUs, which represents the target award. At the date of the grant, the maximum potential value of the Performance RSUs, assuming the achievement of the highest level of performance conditions, is 9,788 shares, or $750,000.

For fiscal year 2016, the following plan-based compensation was awarded to the named executive officers:

Grants of Plan-Based Awards in Fiscal Year 2016

								All Other	All Other
		Estimated			Estimated			Stock	Option
		Future Payouts Under			Future Payouts Under			Awards;	Awards;	Exercise	Grant Date
		Non-Equity Incentive			Equity Incentive			Number of	Number of	or Base	Fair Value
		Plan Awards			Plan Awards (1)			Shares of	Securities	Price of	of Stock
								Stock	Underlying	Option	and Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
Julien R. Mininberg
Annual Incentive Award	3/01/15 (2)	900,000	1,800,000	2,970,000
Performance RSUs	3/01/15				9,789	19,577	39,154				1,500,000 (5)
Restricted Share Award	5/08/15							2,000 (3)			178,240 (3)
Brian L. Grass
Annual Incentive Award	3/01/15 (2)	119,807	239,614	479,228
Performance RSUs	3/01/15				1,713	3,426	6,852				262,500 (5)
Time-Vested RSUs	3/01/15							1,142 (4)			87,500 (5)
Thomas J. Benson
Annual Incentive Award	3/01/15 (2)	225,000	450,000	900,000
Performance RSUs	3/01/15				2,447	4,894	9,788				375,000 (5)
Time-Vested RSUs	3/01/15							1,631 (4)			125,000 (5)
Vincent D. Carson
Annual Incentive Award	3/01/15 (2)	140,157	280,313	560,626
Performance RSUs	3/01/15				2,447	4,894	9,788				375,000 (5)
Time-Vested RSUs	3/01/15							1,631 (4)			125,000 (5)

(1)         The number of shares listed represents long-term equity incentive awards in the form of Performance RSUs. The performance criteria for these awards is based on the achievement of adjusted earnings per share growth, adjusted cash flow productivity and relative total shareholder return, as described in further detail in “Compensation Discussion Analysis.”

(2)         Under the 2011 Bonus Plan, the performance metrics are based on the achievement of adjusted income and net sales targets. For further information regarding these amounts, see “Compensation Discussion and Analysis.” Actual payout for fiscal year 2016 was 142.2 percent of the target amount for each of the named executive officers.

(3)         The amounts shown reflect a discretionary restricted share award to Mr. Mininberg on May 8, 2015. The grant date fair value was computed in accordance with FASB ASC Topic 718.

(4)         The amounts shown reflect the number of time-vested RSUs granted to each applicable named executive officer in fiscal year 2016, which vest 50 percent on each of the second and third anniversaries of the grant date.

(5)         Represents the aggregate grant date fair value of the subject awards, based on the expected achievement of performance targets, where applicable. These were computed in accordance with FASB ASC Topic 718.

The following table sets forth certain information with respect to outstanding equity awards at February 29, 2016 with respect to our named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2016

	Option Awards (1)				Share Awards
								Equity Incentive
								Plan Awards:
	Number of	Number of			Number of	Market Value	Equity Incentive	Market or Payout
	Securities	Securities			Shares or	of Shares or	Plan Awards:	Value of
	Underlying	Underlying			Units of	Units of	Number of	Unearned Shares,
	Unexercised	Unexercised	Option		Stock That	Stock That	Units or Other	Units or Other
	Options	Options	Exercise	Option	Have Not	Have Not	Rights That Have	Rights That Have
	(#)	(#)	Price	Expiration	Vested	Vested	Not Vested	Not Vested
Name	Exercisable	Unexerciseable	($)	Date (2)	(#)	($)	(#)	($)
Julien R. Mininberg	-	-	-	-	-	-	26,068 (4)	2,485,844 (7)
	-	-	-	-	-	-	19,577 (6)	1,866,863 (7)
Brian L. Grass	1,200	-	22.46	8/19/18	-	-	-	-
	1,200	-	18.80	5/15/19	-	-	-	-
	2,250	1,500	32.90	5/17/21	-	-	-	-
	2,250	2,750	34.72	5/1/22	-	-	-	-
	1,875	5,625	36.03	5/6/23	-	-	-	-
	1,500	6,000	64.19	5/2/24	-	-	-	-
	-	-	-	-	-	-	1,217 (3)	116,053 (7)
	-	-	-	-	-	-	3,649 (4)	347,969 (7)
	-	-	-	-	-	-	1,142 (5)	108,901 (7)
	-	-	-	-	-	-	3,426 (6)	326,703 (7)
Thomas J. Benson	5,000	-	18.80	5/15/19	-	-	-	-
	5,250	2,250	32.90	5/17/21	-	-	-	-
	3,375	4,125	34.72	5/1/22	-	-	-	-
	1,875	5,625	36.03	5/6/23	-	-	-	-
	1,500	6,000	64.19	5/2/24	-	-	-	-
	-	-	-	-	-	-	2,172 (3)	207,122 (7)
	-	-	-	-	-	-	6,518 (4)	621,556 (7)
	-	-	-	-	-	-	1,631 (5)	155,532 (7)
	-	-	-	-	-	-	4,894 (6)	466,692 (7)
Vincent D. Carson	5,000	-	18.80	5/15/19	-	-	-	-
	5,250	2,250	32.90	5/17/21	-	-	-	-
	3,375	4,125	34.72	5/1/22	-	-	-	-
	1,875	5,625	36.03	5/6/23	-	-	-	-
	1,500	6,000	64.19	5/2/24	-	-	-	-
	-	-	-	-	-	-	1,903 (3)	181,470 (7)
	-	-	-	-	-	-	5,709 (4)	544,410 (7)
	-	-	-	-	-	-	1,631 (5)	155,532 (7)
	-	-	-	-	-	-	4,894 (6)	466,692 (7)

(1)         All options granted had five annual vesting periods commencing on the first anniversary of each grant date.  Options granted through May 6, 2013 vested at graduated rates per year of 10, 15, 20, 25, and 30 percent. Options granted on May 2, 2014 vested equally at a rate of 20 percent per year.

(2)         All options listed in this table have an expiration date ten years from the date of grant.

(3)         Represents time-vested RSUs granted to Messrs. Grass, Benson and Carson, of which fifty percent (50%) vested on March 1, 2016 and fifty percent (50%) will vest on March 1, 2017.

(4)         These shares represent Performance RSUs granted under the 2008 Stock Plan, based on “target.” The Performance RSUs will vest if the performance conditions under the awards are achieved based on a three-year performance period ending February 28, 2017. Payouts can range from zero shares to a maximum of 200 percent of target. The number of shares reflected assumes the target level of performance achievement, which would result in the Performance RSUs vesting at 100 percent of target.

(5)         Represents time-vested RSUs granted to Messrs. Grass, Benson and Carson, which will vest fifty percent (50%) on February 28, 2017 and fifty percent (50%) on February 28, 2018.

(6)  These shares represent Performance RSUs granted under the 2008 Stock Plan, based on “target.” The Performance RSUs will vest if the performance conditions under the awards are achieved based on a three-year performance period ending February 28, 2018. Payouts can range from zero shares to a maximum of 200 percent of target. The number of shares reflected assumes the target level of performance achievement, which would result in the Performance RSUs vesting at 100 percent of target.

(7)   Calculated using a price per share of $95.36, the closing market price of the Company’s common stock as reported by NASDAQ Stock Market on February 29, 2016, the end of the Company’s last completed fiscal year.

The following table provides information on all exercises of stock options and vesting of stock awards for our named executive officers during fiscal year 2016:

Option Exercises and Stock Vested for Fiscal Year 2016

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Julien R. Mininberg (1)	-	-	2,000	178,240
Thomas J. Benson	12,500	792,650	-	-

(1)         Fiscal year 2016 restricted share award granted and vested on May 8, 2015 under the 2008 Stock Plan.

EMPLOYMENT CONTRACT FOR OUR CHIEF EXECUTIVE OFFICER

Mr. Mininberg and the Company entered into the Employment Agreement as of January 14, 2014, which became effective March 1, 2014. Pursuant to the Employment Agreement, Mr. Mininberg was to serve as the Company’s Chief Executive Officer for a fixed term through March 1, 2016, subject to earlier termination by either party. The Employment Agreement did not automatically renew at the end of the term. The Company entered into the New Employment Agreement with Mr. Mininberg on January 7, 2016, which took effect on March 1, 2016, and extended the term of his employment through February 28, 2019. For additional information regarding Mr. Mininberg’s New Employment Agreement and the changes to his compensation for fiscal year 2017, see “Compensation Discussion and Analysis – Fiscal Year 2017 Compensation Changes.”

Annual Incentive Bonus. With respect to fiscal year 2016, Mr. Mininberg was eligible for an annual performance bonus (the “Fiscal 2016 APB”) payable in cash under 2011 Bonus Plan targeted at $1,800,000, with the opportunity to earn up to one hundred sixty-five percent (165%) of the target amount and a threshold achievement payout of fifty percent (50%) of the target amount. The Fiscal 2016 APB was based on the achievement of adjusted income (based on net income without Significant Items) and net sales targets. Eighty percent (80%) of the Fiscal 2016 APB was based on the achievement of the adjusted income performance measure and twenty percent (20%) of the Fiscal 2016 APB was based on the achievement of the net sales performance measure. If the adjusted income threshold had not been achieved, no Fiscal 2016 APB would have been earned or payable. Mr. Mininberg would not have been entitled to a bonus with respect to any performance measure if the threshold amount associated with such performance measure had not been achieved.

Long-Term Incentive Compensation. With respect to fiscal year 2016, Mr. Mininberg is eligible to receive a long-term incentive award for a three-year performance period ending February 28, 2018 (the “Fiscal 2016 LTPB”), pursuant to the 2008 Stock Plan. Pursuant to the Employment Agreement, this award is in the form of a grant of Performance RSUs. The Fiscal 2016 LTPB is targeted at $1,500,000, with the opportunity to earn up to $3,000,000 and a threshold achievement payout of $750,000. The Fiscal 2016 LTPB is based on the achievement of adjusted earnings per share growth (based on earnings per share without Significant Items), adjusted cash flow productivity and relative total shareholder return. Fifty percent (50%) of the Fiscal 2016 LTPB is based on the achievement of the adjusted earnings per share growth performance measure, twenty-five percent (25%) of the Fiscal 2016 LTPB is based on the achievement of the adjusted cash flow productivity performance measure and twenty-five percent (25%) of the Fiscal 2016 LTPB is based on the achievement of the relative total shareholder return performance measure. Mr. Mininberg is not entitled to a bonus with respect to any performance measure if the threshold amount associated with such performance measure is not achieved. In fiscal year 2016, Mr. Mininberg also was entitled to receive a remaining long-term incentive plan payment of $756,178 earned prior to Mr. Mininberg’s promotion to Chief Executive Officer, which was subject to a service obligation.

Other Benefits. For information regarding other limited perquisites and other benefits provided to Mr. Mininberg pursuant to the Employment Agreement, see “Compensation Discussion and Analysis — Our Fiscal Year 2016 Compensation Program for Our Chief Executive Officer — Limited Perquisites and Other Personal Benefits Provided to Our Chief Executive Officer.”

Employment Termination.  The Employment Agreement provided for certain payments and benefits upon Mr. Mininberg’s termination of employment. See “Compensation Discussion and Analysis — Our Fiscal Year 2016 Compensation Program for Our Chief Executive Officer — Potential Post-Termination Benefits for our Chief Executive Officer.”

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes certain equity compensation plan information as of February 29, 2016:

Equity Compensation Plan Information

Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants, and rights	warrants, and rights	the first column) (1)
Equity compensation plans approved by security holders	648,875	$ 53.94	1,948,750

(1)         Includes 98,652 shares authorized and available for issuance in connection with the 2008 Employee Stock Purchase Plan (as defined below), 1,748,638 shares authorized and available for issuance under the 2008 Stock Plan and 101,460 shares authorized and available for  issuance under the 2008 Director Plan.

As of May 10, 2016, (1) there were options to purchase 579,365 shares of Common Stock outstanding under the equity compensation plans of the Company; (2) the weighted average exercise price for such outstanding options was $55.27; (3) the weighted average remaining term for such outstanding options was 5.71 years; and (4) there were 323,001 granted but unvested full-value awards under the equity compensation plans of the Company.

2008 Stock Plan

The Company’s shareholders approved the 2008 Stock Plan (as amended and restated) at the 2015 annual general meeting of shareholders. The 2008 Stock Plan is administered by the Compensation Committee of the Board of Directors. The 2008 Stock Plan permits the granting of stock options, including ISO’s and NSO’s, unrestricted shares of Common Stock, stock appreciation rights (“SAR’s”), restricted stock, restricted stock units, and other stock-based awards. Currently, the maximum number of shares reserved for issuance under the 2008 Stock Plan is 3,750,000 shares and the maximum number of shares with respect to which awards of any and all types may be granted during a calendar year to any participant is limited, in the aggregate, to 1,000,000 shares, subject to adjustment for certain events as described in the plan. The plan will expire by its terms on August 19, 2018. The 2008 Stock Plan provides that if the Chief Executive Officer of the Company is a member of the Board of Directors, the Board of Directors may, upon recommendation of the Compensation Committee, authorize him or her to grant awards of up to an aggregate of 350,000 shares of Common Stock to employees other than the Chief Executive Officer (subject to adjustment in certain circumstances), provided that any such grants will be subject to the terms and conditions of the Board authorization and that the Chief Executive Officer must notify the Compensation Committee of any such grants. Currently, employees of the Company, its subsidiaries and affiliates and consultants to the Company and its subsidiaries, are eligible to participate in the 2008 Stock Plan.

The 2008 Stock Plan provides that the option price pursuant to which Common Stock may be purchased will be determined by the Compensation Committee, but will not be less than the fair market value of the Common Stock on the date the option is granted. No option granted under the 2008 Stock Plan will be exercisable more than ten years after the date of grant. If a participant’s service terminates by reason of death or disability (as defined in the 2008 Stock Plan), to the extent the participant was entitled to exercise the option on the date of death or disability, the option may be exercised within one year after the date of death or disability. If a participant’s service with the Company terminates for any reason (other than death or disability), each option then held by the participant may be exercised within ninety days after the date of such termination, but only to the extent such option was exercisable at the time of termination of service. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested options held by a participant if the participant is terminated without “cause” (as determined by the Compensation Committee) by the Company.

The 2008 Stock Plan also provides for certain terms and conditions pursuant to which restricted stock and restricted stock units may be granted under the 2008

Stock Plan. The vesting of a restricted stock award or restricted stock unit granted under the 2008 Stock Plan may be conditioned upon the completion of a specified period of employment with the Company or a subsidiary, upon attainment of specified performance goals, and/or upon such other criteria as the Compensation Committee may determine in its sole discretion. If a participant’s service is terminated for any reason, the participant will only be entitled to the restricted stock or restricted stock units vested at the time of such termination of service. The participant’s unvested restricted stock and restricted stock units will be forfeited. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested restricted stock or restricted stock units held by a participant if the participant is terminated without “cause” (as determined by the Compensation Committee) by the Company, provided that with respect to Awards granted to Covered Employees that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such acceleration must be done in a manner that complies with Section 162(m) of the Code.

The terms and conditions of other stock-based awards will be determined by the Compensation Committee. Other stock-based awards may be granted in a manner that will enable the Company to deduct any amount paid by the Company under Section 162(m) of the Code. Performance-based awards are rights to receive amounts denominated in cash or shares of Common Stock, based on the Company’s or a participant’s performance between the date of grant and a pre-established future date.

Under the 2008 Stock Plan, the acceleration of equity awards to participants is based on a “double trigger”, which means that the acceleration of those awards would generally occur if, during the employment period, the participant’s employment is involuntarily terminated by the Company other than for cause or by the participant for good reason, in each case, within a specified period following a Change of Control (as defined under the plan) or if the equity award is not assumed or substituted in connection with the Change of Control.  In the event of a Change of Control, with respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change of Control, if within one year after the effective date of the Change of Control, a participant’s employment is involuntarily terminated other than for cause or by the participant for good reason, then (1) the participant will have the right to exercise or settle from and after the date of termination any option or SAR held by such participant in whole or in part, notwithstanding that such option or SAR may not be fully exercisable or vested, (2) any and all time-based vesting restrictions on such participant’s other stock-based award will lapse and such stock will immediately vest in the participant, notwithstanding that the other stock-based award was unvested and (3) the payout level under such participant’s outstanding stock-based awards that vest in whole or in part based on performance conditions shall be deemed to have been earned as of the date of termination based upon achievement of relevant performance goals or based on performance at the “target” level, either in full or pro rata based upon the length of time within the performance period that has elapsed.

With respect to awards not assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change of Control, upon the occurrence of the Change of Control, (1) the participant will have the right to exercise or settle from and after the date of the Change of Control any option or SAR held by such participant in whole or in part, notwithstanding that such option or SAR may not be fully exercisable or vested, (2) any and all time-based vesting restrictions on such participant’s other stock-based award will lapse and such stock will immediately vest in the participant, notwithstanding that the other stock-based award was unvested and (3) the payout level under such participant’s outstanding stock-based awards that vest in whole or in part based on performance conditions shall be deemed to have been earned as of the effective date of the Change of Control based upon achievement of relevant performance goals or based on performance at the “target” level, either in full or pro rata based upon the length of time within the performance period that has elapsed.

Any awards granted prior to August 19, 2015 will remain subject to the provisions of the Prior 2008 Stock Plan. Therefore, for those previously granted awards, if a Change of Control occurs, (1) the participant will have the right to exercise or settle from and after the date of the Change of Control any option, SAR or restricted stock unit held by such participant in whole or in part, notwithstanding that such option, SAR or restricted stock unit may not be fully exercisable or vested, and (2) any and all restrictions on any participant’s other stock-based award will lapse and such stock will immediately vest in the participant, notwithstanding that the other stock-based award was unvested.

Employee Stock Purchase Plan

At the 2008 annual general meeting, the shareholders approved the Helen of Troy Limited 2008 Employee Stock Purchase Plan (the “2008 ESPP”) and reserved 350,000 shares of Common Stock for issuance under the plan. It is the intention of the Company that the 2008 ESPP qualify as an “employee stock purchase plan” under Section 423 of the Code.

The purpose of the 2008 ESPP is to provide employees of the Company or its subsidiaries designated by the Board of Directors or the Committee (defined below) (“Designated Subsidiaries”) as eligible to participate in the 2008 ESPP an opportunity to purchase shares of Common Stock and thereby have an additional incentive to contribute to the prosperity of the Company. The aggregate number of shares of Common Stock that may be sold pursuant to all offerings of the Company’s Common Stock under the 2008 ESPP will not exceed 350,000 shares, as adjusted for any recapitalization or reorganization of the Company as set forth in the 2008 ESPP. The 2008 ESPP provides that eligible full-time employees of the Company or its Designated Subsidiaries may purchase shares of Common Stock with payroll deductions accumulated on behalf of such employees. Employees may authorize payroll deductions of up to 15 percent of their compensation, subject to certain limitations under section 423(b) of the Code, which is accumulated over an option period and then used to purchase Common Stock. Option periods end in February and August of each fiscal year. The purchase price is 85 percent of the closing price of the Common Stock on NASDAQ on either the first day or last day of each option period, whichever is less. Employees may suspend or discontinue their participation in the plan at any time.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Chief Executive Officer

The information below describes certain compensation that would be paid to Mr. Mininberg under the terms of the Employment Agreement, in the event of a termination of his employment with the Company and/or change in control of the Company.  The amounts shown in the table below assume that such a termination of employment and/or change in control occurred on February 29, 2016 and thus includes amounts earned through such date and are estimates of the amounts that would be paid out to Mr. Mininberg upon his termination and/or a change in control (based upon his compensation and service levels as of such date).  The actual amounts to be paid out can only be determined at the time of a change in control and/or termination of employment with the Company. Mr. Mininberg would have been entitled to receive earned and unpaid annual incentive compensation of $3,315,120 as of February 29, 2016. This amount represents the annual incentive compensation of $2,558,942 earned for fiscal year 2016 and the remaining long-term incentive plan payment of $756,178 earned prior to Mr. Mininberg’s promotion to Chief Executive Officer, which was subject to a service obligation, each of which were paid to Mr. Mininberg in the first quarter of fiscal year 2017.  No additional amounts of annual incentive compensation would have been payable to Mr. Mininberg if the Company experienced a change of control on February 29, 2016. For further information regarding the terms of the Employment Agreement and a description of Mr. Mininberg’s potential payments upon termination and/or a change of control, see “Executive Compensation — Employment Contract for our Chief Executive Officer” and “Compensation Discussion and Analysis — Our Fiscal Year 2016 Compensation Program for Our Chief Executive Officer — Potential Post-Termination Benefits for our Chief Executive Officer.”

In addition to any portion of unpaid base salary earned but not yet paid to him as of the date of termination, if Mr.Mininberg’s employment had been terminated as of February 29, 2016, Mr. Mininberg would be entitled to receive the following:

Chief Executive Officer – Julien R. Mininberg

Triggering Event	Compensation Component	How Paid	Payout

Death or Disability (1)	• Death or disability benefits (2)	Various

Termination for Good Reason or	• Severance payment (3)	Over time	$4,000,000

without Cause (1) (5) (6)	• Health benefits (4)	Over time	$38,600

	Total		$4,038,600

Change of Control (6)	• None (6)	Not Applicable	$0

(1)         The terms “disability,” “good reason” and “cause” have the same meanings as defined in the Employment Agreement.

(2)         These represent third party payments from insurers. In the event of death, this would include the payment under a life insurance policy in the amount of $750,000. In the event of disability, the amount of the payment(s) would depend upon the circumstances and nature of the disability, with a maximum payment of $25,000 per month until age 67.

(3)         Under the terms of the Employment Agreement, Mr. Mininberg would receive a severance payment of $4,000,000 payable in 18 equal installments commencing on the first payroll date that is at least 60 but not more than 75 days after the date of termination and on a monthly basis thereafter.

(4)         Reflects the estimated value of 18 monthly COBRA payments. Under the terms of the Employment Agreement, to the extent permitted by benefit plans of the Company and its subsidiaries, and applicable law, Mr. Mininberg is entitled to the continuation of health insurance benefits under COBRA for Mr. Mininberg and his family for a maximum of 18 months after the date of termination or until Mr. Mininberg is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 18 months.

(5)         In the event of Mr. Mininberg’s termination without cause or for good reason, all payments and benefits due to him, other than any portion of unpaid base salary and any payment or benefit otherwise required by any rule or regulation issued by any state or federal governmental agency, will be contingent upon Mr. Mininberg’s execution of a general release of all claims to the maximum extent permitted by law against the Company, its affiliates and their respective and former directors, employees and agents pursuant to the Employment Agreement.

(6)         Reflects payments under the Employment Agreement.  Under the New Employment Agreement, which became effective on March 1, 2016, the payments to Mr. Mininberg in the event of his termination for good reason, without cause, or in connection with a change of control were each amended. For additional information, see “Compensation Discussion and Analysis — Fiscal Year 2017 Compensation Changes – Amended and Restated Employment Agreement of our Chief Executive Officer.”

Other Named Executive Officers

Except for the Employment Agreement and the New Employment Agreement discussed in “Executive Compensation — Employment Contract for our Chief Executive Officer” and “Compensation Discussion and Analysis — Fiscal Year 2017 Compensation Changes – Amended and Restated Employment Agreement of our Chief Executive Officer,” the Company did not previously have any formal employment or severance agreements with any named executive officer. In March 2016, the Compensation Committee authorized the Company to enter into severance agreements with the other named executive officers, which the Company expects to complete in fiscal year 2017.

Any awards granted to the other named executive officers prior to August 19, 2015 will remain subject to the provisions of the Prior 2008 Stock Plan.  Awards granted to the other named executive officers in fiscal year 2016 on or after August 19, 2015 are subject to the terms of the 2008 Stock Plan (as amended and restated).  For information regarding the terms of these plans, see “Compensation Discussion and Analysis – The Company’s Compensation Program for our Other Named Executive Officers – Potential Post-Termination and Change of Control Benefits for our Other Named Executive Officers” and “Equity Compensation Plan Information.”  In the event of the death or Disability or in the event of the termination of employment for any reason following a Change of Control, the other named executive officers would receive the pro rata portion of their annual incentive award they would have received had they remained employed for the entire fiscal year in which their employment was terminated. Each of Messrs. Grass, Benson and Carson would have been entitled to receive earned and unpaid annual incentive compensation of $340,665, $639,736 and $398,502, respectively, as of February 29, 2016.  This amount represents the annual incentive compensation earned for fiscal year 2016, which was paid to Messrs. Grass, Benson and Carson in the first quarter of fiscal year 2017.  No additional amounts of annual incentive compensation would have been payable to Messrs. Grass, Benson and Carson if the Company experienced a change of control on February 29, 2016.

If the Company experienced a change in control on February 29, 2016, Messrs. Grass, Benson and Carson would have been entitled to receive the following:

Name	Immediate Vesting of Options	Immediate Vesting of Time Vested RSUs	Pro Rata Vesting of Performance RSUs
Brian L. Grass	$781,201	$224,954	$333,792
Thomas J. Benson	$911,426	$362,654	$569,935
Vincent D. Carson	$911,426	$337,002	$518,504

COMPENSATION RISKS

The Company has reviewed and assessed its compensation policies and practices to determine whether they are reasonably likely to have a material adverse effect on the Company. The Company’s management reviews compensation policies for the presence of certain elements that could encourage employees to take unnecessary or excessive risks; the ratios and level of incentive to fixed compensation, annual to long-term compensation and cash to equity compensation; and the comparison of compensation expense to earnings of the Company. Management’s assessment of the Company’s compensation policies is reviewed by the Compensation Committee as part of its risk oversight function.

The Company believes that its compensation programs for employees and executive officers are appropriately tailored to encourage employees to grow our business, but not to encourage them to do so in a way that poses unnecessary or excessive material risk. In particular, the Company’s compensation programs are designed to provide the following: elements that reward short-term and long-term performance; for our executive officers, incentive compensation that rewards individual and Company performance; incentive or equity compensation awards that vest based on performance and/or over time; and compensation with fixed and variable components, so that executive officers and key employees have both competitive remuneration to encourage retention and opportunities to earn more by successfully executing the Company’s business strategy.

Overall, the Compensation Committee does not believe that the compensation policies and practices give rise to risks that are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Compensation Committee noted that:

•                  Our compensation program is designed to provide a balanced mix of base salary, annual cash incentive compensation and long-term equity incentives, which provides the incentive to perform at high levels and maximize Company performance without focusing exclusively on compensation performance metrics to the detriment of other important business metrics;

•                  Our 2011 Bonus Plan provides for authority to adjust the performance targets for annual incentive bonuses and stock incentive awards to take into account acquisitions and divestitures of the Company to reduce the incentive to engage in activities that would have a short-term focus and would be inconsistent with the Company’s long-term business objectives;

•                  Our principal equity compensation plan and our 2011 Bonus Plan include clawback provisions in the event of a financial restatement or misconduct;

•                  The annual cash incentive opportunity for our Chief Executive Officer contains maximum payout levels, which helps avoid excessive total compensation and reduces the incentive to engage in unnecessarily risky behavior; and

•                  Our insider trading policy prohibits executives from pledging Common Stock or using Common Stock as collateral for any margin loan and from engaging in transactions (such as trading in options) designed to hedge against the value of the Common Stock.

Based on the recent actions taken by the Company and considering the support received from a very high percentage of our shareholders who voted in favor of the compensation of our named executive officers described in our 2015 proxy statement (“say on pay”), the Compensation Committee concluded that the executive compensation program is consistent with our executive compensation objectives and principles. As a result, since the 2015 annual general meeting, the Compensation Committee has not significantly changed our compensation principles and objectives in response to that vote.

CERTAIN RELATIONSHIPS - RELATED PERSON TRANSACTIONS

Procedures for the Approval of Related Person Transactions

The Audit Committee Charter provides that the Audit Committee has the authority to establish, and communicate to the full board and management, policies that restrict the Company and its affiliates from entering into related person transactions without the Audit Committee’s prior review and approval. In accordance with these policies, the Audit Committee on a timely basis reviews and, if appropriate, approves all material related person transactions.

At any time in which an executive officer, Director or nominee for Director becomes aware of any contemplated or existing transaction that, in that person’s judgment may be a material related person transaction, the executive officer, Director or nominee for Director is expected to notify the Chairman of the Audit Committee of the transaction. Generally, the Chairman of the Audit Committee reviews any reported transaction and may consult with outside legal counsel regarding whether the transaction is, in fact, a material related person transaction requiring approval by the Audit Committee. If the transaction is considered to be a material related person transaction, then the Audit Committee will review the transaction at its next scheduled meeting or at a special meeting of the committee.

Related Person Transactions

The Audit Committee was not requested to, and did not approve, any transactions required to be reported under SEC rules in fiscal year 2016.

AUDIT COMMITTEE MATTERS

Composition

The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) is composed of four Directors: Alexander M. Davern, Gary B. Abromovitz, John B. Butterworth, and Beryl B. Raff. Each member of the Audit Committee meets the independence and financial experience requirements under both SEC and NASDAQ rules. In addition, the Board has determined that Alexander M. Davern is an “audit committee financial expert” as defined by SEC rules.

Responsibilities

The Audit Committee operates under a written charter that has been adopted by the Board. The charter is reviewed annually for changes, as appropriate.

The Audit Committee is responsible for oversight, on behalf of the Board of Directors, of:

•                  The Company’s auditing, accounting and financial reporting processes, and the integrity of its financial statements;

•                  The audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s auditor and independent registered public accounting firm;

•                  The Company’s compliance with legal and regulatory requirements; and

•                  The staffing and ongoing operation of the Company’s internal audit function.

The Company’s management is responsible for: (a) maintaining the Company’s books of account and preparing periodic financial statements based thereon; and (b) maintaining the system of internal controls. The independent registered public accounting firm is responsible for auditing the Company’s consolidated annual financial statements.

The Audit Committee’s function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the Company’s financial results and condition, nor the independent registered public accounting firm of their responsibilities relating to the audit or review of the financial statements.

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by the Company’s auditor and independent registered public accounting firm. Pre-approved services include audit services, audit-related services, tax services, and other services. In some cases, the full Audit Committee provides pre-approval for up to a year related to a particular defined task or scope of work and subject to a specific budget. In other cases, the Chairman of the Audit

Committee has the delegated authority from the Audit Committee to pre-approve additional services, and the Chairman then communicates such pre-approvals to the full Audit Committee for ratification. To avoid potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent registered public accounting firm. The Company obtains these services from other service providers as needed.

Report of Audit Committee

The Audit Committee hereby reports as follows:

1.              The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm, together and separately, the Company’s audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for fiscal year 2016.

2.              The Audit Committee has discussed with the auditor and independent registered public accounting firm matters required to be discussed in applicable Public Company Accounting Oversight Board (“the PCAOB”) rules. This review included a discussion with management of the quality, not merely the acceptability, of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company’s financial statements, including the disclosures related to critical accounting estimates.

3.              The Audit Committee has received from the auditor and independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has held discussions regarding independence with its auditor and independent registered public accounting firm.

Based on the review and discussions referred to in paragraphs 1-3 above, the Audit Committee recommended to the Board, and the Board has approved, that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2016 for filing with the SEC.

Members of the Audit Committee:

Alexander M. Davern (Chairman)

Gary B. Abromovitz

John B. Butterworth

Beryl B. Raff

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT AND OTHER FEES FOR SERVICES PROVIDED BY OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services provided by Grant Thornton LLP for the audit of the Company’s annual consolidated financial statements for fiscal years ended 2016 and 2015, and fees for other services provided by Grant Thornton LLP associated with those periods.

Type of Fee	2016	2015
Audit Fees	1,190,100	$1,198,700
Audit-Related Fees	-	1,100
Tax Fees	22,100	12,500
Total	$1,212,200	$1,212,300

Audit Fees: Consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including services in connection with assisting the Company in its compliance with its obligations under Section 404 of the Sarbanes-Oxley Act and related regulations and attest services, except those not required by statute or regulation.

Audit-Related Fees: Consist of fees for professional services rendered by our independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, due diligence, accounting consultations concerning financial accounting and reporting standards, and other similar services which have not been reported as audit fees.

Tax Fees: Consist of tax compliance/preparation fees for professional services rendered by our independent registered public accounting firm to certain subsidiaries of the Company.

The Audit Committee pre-approved all of the services described above that were provided in fiscal years 2016 and 2015 in accordance with the pre-approval requirements of the Sarbanes-Oxley Act. There were no services for which the de minimis exception, as defined in Section 202 of the Sarbanes-Oxley Act, was applicable.

PROPOSAL 2:  ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are asking shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Helen of Troy Limited approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narratives in the Proxy Statement for the Company’s 2016 Annual General Meeting of Shareholders.

This advisory resolution, commonly referred to as a “say on pay” resolution, is non-binding on the Board of Directors.  Although non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

Our executive compensation program emphasizes performance- and equity-based compensation to align it with shareholder interests. In addition, our executive compensation program includes other practices that we believe serve shareholder interests such as benchmarking the Chief Executive Officer compensation program against a peer group, paying for performance, establishing rigorous performance goals, setting target executive compensation at market levels, not providing for tax “gross-up” payments, and maintaining policies relating to clawbacks of incentive awards and prohibitions on hedging or pledging Company stock.

The Compensation Committee believes that the Company’s executive compensation programs use appropriate structures and sound pay practices. Accordingly, the Compensation Committee recommends a vote “For” this Proposal 2.

We urge shareholders to read the “Compensation Discussion and Analysis” beginning on page 20 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3: APPROVAL OF NINE PROPOSALS RELATING TO THE COMPANY’S AMENDED AND RESTATED BYE-LAWS

Shareholders are being asked to consider and approve the adoption of each of the nine proposals described below (Proposals 3A through 3I) to implement the Amended and Restated Bye-laws of the Company (the “Amended Bye-laws”).

Under Section 13 of the Bermuda Companies Act 1981 (the “Companies Act”) and Bye-laws 43 and 84 of our current Bye-laws (the “Bye-laws”), any amendment of the Bye-laws requires approval by the affirmative vote of a majority of the votes cast by shareholders present in person or by proxy at the Annual Meeting.

Background and Reasons for the Amended and Restated Bye-laws

The Company’s Bye-laws were originally adopted in 1993. The Bye-laws have been amended two times: in 2005, to permit meetings and communications by electronic transmission and in 2007, to permit direct registration of shares as required by the Nasdaq listing rules.  Since that time, there have been numerous developments in the laws of Bermuda and the United States and in public company practice that involve matters covered by the Bye-laws. The Companies Act, which is the primary corporate statute that applies to Bermuda companies, has been substantively amended since the adoption of the Bye-laws, including by legislative amendments to the Companies Act in 2006 and 2011.  These legislative amendments made significant changes to the Companies Act for the benefit of Bermuda companies and their shareholders, but in many cases, these benefits are not available until a company’s bye-laws explicitly provide for them. Since the adoption of the Bye-laws, there have also been various changes and updates in corporate governance practices and SEC rules and regulations. For example, in 2007, the SEC, in an effort to take advantage of advances in communications technology, adopted a voluntary “notice and access” system under which issuers can satisfy their proxy delivery requirements by posting proxy materials on an Internet website.

In light of the foregoing, the Board recently reviewed the existing Bye-laws of the Company to determine what changes were necessary or advisable.  A number of clarifications and stylistic revisions were also considered to improve the organization and clarity of the Bye-laws. The intended effect of the proposed Amended Bye-laws, if approved, will be to enable the Company to take advantage of the changes to the Companies Act under Bermuda law and to update its corporate governance practices.  Based on its review, the Board unanimously determined that it was in the best interests of our shareholders to amend and restate the Bye-laws, and the Board approved, and recommended that shareholders approve, such amendment and restatement.

Shareholders will vote separately on each of the nine proposals described below (Proposals 3A through 3I) to amend and restate the Bye-laws. The Amended Bye-laws are set forth in Appendix A to this proxy statement. Shareholders are urged to carefully review Appendix A.

PROPOSAL 3A — ADVANCE NOTICE PROVISIONS FOR DIRECTOR NOMINATIONS AND DIRECTOR ELIGIBILITY

The Company proposes to add new provisions in the Amended Bye-laws requiring advance notice to the Company of shareholder nominations for election of directors to be brought by shareholders before any general meeting of the shareholders and specifying the qualifications that director nominees must meet to be eligible to serve as a director of the Company. The Company’s current Bye-laws do not contain any procedures or requirements for shareholders to nominate directors before a general meeting of the shareholders. Therefore, a shareholder could nominate directors for a shareholder vote at an annual general meeting or special general meeting of the shareholders, without providing the Company, or its shareholders, any advance notice. In addition, any such nomination does not have to be accompanied with important information regarding the background and experience of director nominees.  Accordingly, shareholders may not have critical information regarding director nominees available for their review and consideration prior to a general meeting of the shareholders.

We believe that implementing advance notice procedures and eligibility qualifications for directors will provide an orderly procedure for the notification of the Company of business that is to be presented at shareholders’ general meetings. This will enable the Board to plan shareholder general meetings and result in better information being made available to our shareholders in advance of any general meetings of the shareholders with respect to any director nominees. It will also permit the Board to make a recommendation or statement of its position so as to enable shareholders to better determine whether they desire to attend the general meeting or grant a proxy to the Company as to the election of each director nominee.  In addition, the Company believes that requiring director nominees to meet reasonable eligibility requirements to serve on the board will enable the Company to gain the expertise that suitable director nominees may bring to the Board.

If approved by the shareholders, the Amended Bye-laws would set deadlines and procedures with respect to when and how a shareholder must give advance written notice of a proposed director nomination to be considered at an annual general meeting or a special general meeting of the shareholders and the director qualifications that nominees must meet in order to be eligible to serve as a director of the Company. Only persons who are nominated to the Board in accordance with the Amended Bye-laws and who meet the director qualifications described in the Amended Bye-laws will be eligible to serve as directors of the Company.  The advance notice provisions and procedures and eligibility requirements include the following key terms.

Director Nominations and Eligibility

•                  Generally, for director nominations to be made at an annual general meeting or special general meeting by a shareholder, the shareholder must (1) provide timely notice in writing and in proper form to the Secretary of the Company at the Company’s principal executive offices, (2) provide any updates or supplements to the notice at the time and in the form required by the Amended Bye-laws, and (3) the shareholder of record and the beneficial owner or owners, if any, on whose behalf any nomination is made, must have acted in accordance with the representations set forth in the notice of director nomination.

•                  To be in proper form, the notice of a director nomination would be required to include, among other things, information about the proposed nominee for director that is required to be disclosed under Regulation 14A of the Exchange Act, information about the shareholder submitting the nomination (including with respect to such shareholder’s ownership of shares of the Company and any interest such shareholder has in any derivative positions or hedging transactions pertaining to shares of the Company’s common stock), and information about any other shareholders or beneficial owners known to support the proposed nomination.

•                  To be eligible to be a nominee for election or reelection as a director of the Company, a proposed nominee must timely deliver to the Secretary at the principal executive offices of the Company a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which form of questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that, among other things, the proposed nominee and the person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

Timely Notice

•                  With respect to an annual general meeting, a shareholder’s notice of a director nomination would be timely if the notice is received by the Secretary at the principal executive offices of the Company not less than 60 and not more than 90 days prior to the date of the annual general meeting.

•                  With respect to a special general meeting, a shareholder notice of a director nomination is timely if it is given not later than 10 days following the earlier of the date on which notice of the special general meeting was posted to shareholders or the date on which public disclosure of the date of the special general meeting was made. In no event shall an adjournment, or postponement of a general meeting for which notice has been given, commence a new time period for the giving of a shareholder of record’s notice. For purposes of the Bye-laws, “public announcement” or “public disclosure” means disclosure in a press release reported by a national news service or in a document publically filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

The above summary of the new provisions of the Amended Bye-laws is qualified in its entirety by reference to the full text of Bye-law 36 and Bye-law 38 of the Amended Bye-laws, a copy of which is attached hereto as Appendix A. Shareholders are urged to read carefully the full text of Bye-law 36 and Bye-law 38 of the Amended Bye-laws.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 3A: ADVANCE NOTICE PROVISIONS FOR DIRECTOR NOMINATIONS

PROPOSAL 3B — ADVANCE NOTICE PROVISIONS FOR SHAREHOLDER PROPOSALS OF BUSINESS (OTHER THAN DIRECTOR NOMINATIONS)

The Company proposes to add a new provision in the Amended Bye-laws requiring advance notice to the Company of shareholder proposals of business (other than director nominations) to be brought by shareholders before a general meeting of the shareholders. The Company’s current Bye-laws do not contain any procedures or requirements for shareholders to propose other business before a general meeting of the shareholders. Therefore, a shareholder could make proposals of business for a shareholder vote at an annual general meeting or special general meeting of the shareholders, without providing the Company, or its shareholders, any advance notice. In addition, any such proposal does not need to be accompanied with important information regarding any such proposal.  Accordingly, shareholders may not have critical information regarding a proposal for their review and consideration prior to the general meeting of the shareholders.

We believe that implementing advance notice procedures for shareholder proposals will provide an orderly procedure for the notification of the Company of business that is to be presented at shareholders’ general meetings. This will enable the Board to plan general meetings and result in better information being made available to our shareholders in advance of any general meetings of the shareholders with respect to any shareholder proposals. It will also permit the Board to make a recommendation or statement of its position so as to enable shareholders to better determine whether they desire to attend the general meeting or grant a proxy to the Company as to the disposition of any such business. In addition, by requiring advance notice, the Company will be able to carefully review and determine, in advance of a general meeting of the shareholders, whether such proposals are the proper subject matter for a shareholder vote under applicable law.

If approved by the shareholders, the Amended Bye-laws would set deadlines and procedures with respect to when and how a shareholder must give advance written notice of a proposal of business to be considered at an annual general meeting of the shareholders or a special general meeting of the shareholders. The advance notice provisions and procedures include the following key terms.

Shareholder Proposals of Business

•                  Generally, for business to be properly brought before an annual general meeting or special general meeting by a shareholder, (1) the business must otherwise be a proper matter for shareholder action under applicable law and (2) the shareholder must (i) provide timely notice in writing and in proper form to the secretary of the Company at the Company’s principal executive office, (ii) provide any updates or supplements to such notice at the times and in the form required by the Bye-laws and (iii) the shareholder of record and the beneficial owner or owners, if any, on whose behalf any such business proposal is made, must have acted in accordance with the representations set forth in the notice of shareholder proposal of business.

•                  To be in proper form, the notice would be required to include, among other things, information about the proposed business to be brought before the general meeting of shareholders, information about the shareholder submitting the nomination (including with respect to such shareholder’s ownership of shares of the Company and any interest such shareholder has in any derivative positions or hedging transactions pertaining to shares of the Company’s common stock), and information about any other shareholders or beneficial owners known to support the proposal.

•                  Except for proposals made in accordance with the procedures and conditions set forth in Rule 14a-8 of the Exchange Act, the shareholder must be a shareholder of record at the time of giving of notice, must be entitled to vote at the meeting, and must comply with the notice procedures set forth in the Amended Bye-laws.

Timely Notice

•                  With respect to an annual general meeting, a shareholder’s notice would be timely if the notice is received by the Secretary at the principal executive offices of the Company not less than 60 and not more than 90 days prior to the date of the annual general meeting.

•                  With respect to a special general meeting, a shareholder notice is timely if it is given not later than 10 days following the earlier of the date on which notice of the special general meeting was posted to shareholders or the date on which public disclosure of the date of the special general meeting was made. In no event shall an adjournment, or postponement of a general meeting for which notice has been given, commence a new time period for the giving of a shareholder of record’s notice. For purposes of the Bye-laws, “public announcement” or “public disclosure” means disclosure in a press release reported by a national news service or in a document publically filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

The foregoing summary of the new provision is qualified in its entirety by reference to the full text of Bye-law 21 of the Amended Bye-laws, a copy of which is attached hereto as Appendix A. Shareholders are urged to read carefully the full text of Bye-law 21 of the Amended Bye-laws.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 3B: ADVANCE NOTICE PROVISIONS FOR SHAREHOLDER PROPOSALS OF BUSINESS (OTHER THAN DIRECTOR NOMINATIONS)

PROPOSAL 3C — MAJORITY VOTING IN DIRECTOR ELECTIONS EXCEPT PLURALITY VOTING IN CONTESTED DIRECTOR ELECTIONS

The Bye-laws currently require majority voting for all directors.  If a quorum is present, each director nominee receiving a majority of the votes cast at the Annual Meeting in person or by proxy shall be elected.  The Amended Bye-laws retain the majority voting requirement for all director elections except contested director elections.  A contested election is defined as the situation in which the number of director nominees exceeds the number of positions on the Board by election at that general meeting.  The Amended Bye-laws provide that in a contested election, directors will be elected by a plurality of the votes cast. Employing a majority voting standard in a contested election could make it more difficult for any candidate, whether proposed by the Board or by a shareholder, to obtain the number of votes necessary to secure a seat on the Board.  If there were a close vote in such a contested election, it is possible that no candidate would achieve the requisite majority. Accordingly, the Amended Bye-laws add a provision for plurality voting in contested director elections to avoid such a result but maintains the majority voting requirement for uncontested director elections.

The foregoing summary of the new provision is qualified in its entirety by reference to the full text of Bye-law 28 of the Amended Bye-laws, a copy of which is attached hereto as Appendix A. Shareholders are urged to read carefully the full text of Bye-law 28 of the Amended Bye-laws.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 3C: MAJORITY VOTING IN DIRECTOR ELECTIONS EXCEPT PLURALITY VOTING IN CONTESTED DIRECTOR ELECTIONS

PROPOSAL 3D — AUTHORIZATION TO FIX NUMBER OF DIRECTORS AND FILLING A VACANCY ON THE BOARD

The Bye-laws currently provide that the Board shall consist of not less than two directors or such number in excess thereof as the shareholders may determine from time to time. The Companies Act permits the Board flexibility to adjust the number of directors on the Board from time to time.  To take advantage of that flexibility, the Amended Bye-laws amend this provision to establish that the Board will fix the number of directors from time to time.  The Bye-laws will continue to provide that the Board shall consist of not less than two directors.

The Amended Bye-laws also add a provision to allow the Board to fill a vacancy on the Board occurring as a result of an increase in the size of the Board.  The Bye-laws currently provide that the Board may fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any director and to appoint an alternate director to any director so appointed.  Under the Amended Bye-laws, the Board may fill a vacancy on the Board occurring as a result of an increase in the size of the Board.  Any director so appointed would be subject to the nomination of the director by the Board and would serve only until the next general meeting of the shareholders in which directors are elected.  These changes in the Amended Bye-laws allow for greater efficiency and flexibility for the Board to focus the Company’s resources on evaluating candidates at the appropriate time and to take advantage of the expertise that suitable director nominees may bring to the Board on limited occasions when a director position becomes open as a result of a decision to increase the size of the Board.

The foregoing summary of the new provision is qualified in its entirety by reference to the full text of Bye-law 37 and Bye-law 40 of the Amended Bye-laws, a copy of which is attached hereto as Appendix A. Shareholders are urged to read carefully the full text of Bye-law 37 and Bye-law 40 of the Amended Bye-laws.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 3D: FILLING A VACANCY ON THE BOARD

PROPOSAL 3E — CASTING OF VOTES

The Amended Bye-laws add a provision that allows a person entitled to more than one vote at a general meeting of shareholders to cast such votes in different ways.  For example, some votes held by a person may be cast in favor of a particular proposal while the remaining votes held by such person may be cast against such proposal. This provision was added to provide flexibility to shareholders in casting votes when, for example, they hold shares in different capacities.

The foregoing summary of the new provision is qualified in its entirety by reference to the full text of Bye-law 29 of the Amended Bye-laws, a copy of which is attached hereto as Appendix A. Shareholders are urged to read carefully the full text of Bye-law 29 of the Amended Bye-laws.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 3E: CASTING OF VOTES.

PROPOSAL 3F — APPOINTMENT OF PROXY

The Amended Bye-laws add a provision that the appointment of proxy must be received by the Company at the registered office of the Company or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the appointment proposes to vote, and appointment of a proxy which is not received in the manner so permitted shall be invalid.  The Amended Bye-laws further clarify that a shareholder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.  These provisions were added for orderly administration of shareholders’ general meetings and to provide flexibility to shareholders to cast votes in different ways by appointing different proxies in respect of different shares.

The foregoing summary of the new provision is qualified in its entirety by reference to the full text of Bye-law 31 of the Amended Bye-laws, a copy of which is attached hereto as Appendix A. Shareholders are urged to read carefully the full text of Bye-law 31 of the Amended Bye-laws.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 3F: APPOINTMENT OF PROXY.

PROPOSAL 3G — DIRECTOR REMUNERATION

The Amended Bye-laws add a provision to allow the remuneration of the directors to be determined by the Company in general meeting or the Board, providing the Board with greater flexibility and administrative efficiency.  Currently, the Bye-laws provide that the remuneration of the directors shall be determined by the Company in general meeting.

The foregoing summary of the proposed provision is qualified in its entirety by reference to the full text of Bye-law 41 of the Amended Bye-laws, a copy of which is attached hereto as Appendix A. Shareholders are urged to read carefully the full text of Bye-law 41 of the Amended Bye-laws.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 3G: DIRECTOR REMUNERATION

PROPOSAL 3H — OTHER CHANGES TO THE BYE-LAWS

Other changes were made to the Bye-laws to include certain provisions permitted by the legislative amendments to the Companies Act, to update provisions in the existing Bye-laws to reflect changes in corporate governance practices and SEC rules and regulations, to combine separate provisions that relate to the same subject, to consolidate related provisions under separate headings, and to clarify the Bye-laws and make them easier to read. Some of these changes are described below:

•                  Treasury Shares.  Currently, we are required to cancel any shares that we repurchase and, as a result, those shares are not available for later reissuances. As permitted by the legislative amendments to the Companies Act, the Amended Bye-laws would enhance our flexibility by providing that we may hold shares that we repurchase as treasury shares.  (Bye-law 3 of the Amended Bye-laws)

•      Transfer of Shares.  The Bye-laws currently provide that the Board may refuse to register a transfer of shares unless applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained and that the Board shall notify the proposed transferor and transferee within three months of such refusal. In order to clarify the authority of the Board, the Amended Bye-laws provide the Board with the right to refuse to register share transfers of shares which are not fully paid up in its discretion and without assigning any reason therefor. The existing Bye-laws contain several provisions requiring a written instrument for the transfer of shares.  However, the Companies Act allows shares to be transferred without a written instrument if transferred by an appointed agent (within the meaning of the Companies Act) or otherwise in accordance with the Companies Act. This provision was added to the Amended Bye-laws to make clear that the Companies Act’s provision is available to us and our shareholders notwithstanding the Bye-law requirement for a written instrument. The Amended Bye-laws further provide that shares of the Company that are listed or admitted to trading on an appointed stock exchange may be transferred in accordance with the rules and regulations of such exchange.  (Bye-law 11 of the Amended Bye-laws)

•                  Financial Assistance.  The Bye-laws currently provide that the Company can not give financial assistance for the purpose of a purchase or subscription made or to be made by any person of or for any shares in the Company.  This provision was included in our current Bye-laws because Bermuda law prohibited such financial assistance when the Bye-laws were originally adopted. The legislative amendments to the Companies Act eliminated these financial assistance measures.  Accordingly, the Amended Bye-laws removes these financial assistance restrictions in accordance with the change in Bermuda law which the Board believes will enhance our flexibility.  (Current Bye-law 51(3); deleted in Amended Bye-laws)

•                  Method of Payment of Dividends.  The Bye-laws currently provide that the Board may declare a dividend to be paid to the shareholders but do not describe procedures regarding the method of payment, such as how payment shall be made to joint holders of shares, rights with respect to unclaimed dividends and whether an unpaid dividend shall bear interest as against the Company.  As a matter of clarification and what the Board believes will be good corporate practice, the Amended Bye-laws provide that dividends may be paid by cheque or draft sent through the post directed to a shareholder at such shareholder’s address in the Register of Members or to such person and to such address as the holder may direct in writing.  With respect to joint holders of shares, such cheque or draft may be sent to the holder first named in the Register of Members or to such person and to such address as the holder may direct in writing, and any one of the holders can give an effectual receipt of payment of such dividend.  The Company will be entitled to cease sending dividend cheques and drafts by post or otherwise to a shareholder if the instruments have been returned undelivered or left uncashed by such shareholder on at least two consecutive occasions or one occasion, if reasonable inquiries have failed to establish the shareholder’s new address, until the shareholder claims a dividend or cashes a dividend cheque or draft.  If a dividend or other moneys payable in respect of a share has remained unclaimed for 7 years from the date when it became due for payment, the Board may resolve that such payment shall be forfeited and cease to remain owing by the Company.  Finally, the Amended Bye-laws provide that no unpaid dividend will bear interest as against the Company.  The Board believes these changes provide greater administrative clarity and efficiency and reflect good corporate practice.  (Bye-law 15 and Bye-law 17 of the Amended Bye-laws)

•                  Electronic Delivery of Proxy and Other Materials.  As permitted by the legislative amendments to the Companies Act, the Amended Bye-laws allow us to deliver information and documents to the shareholder by posting them on a website and sending a notice to the shareholder of the availability of such information and documents on the website. This conforms with the voluntary proxy notice and access rules enacted by the SEC and will allow us, in our discretion, to offer that delivery method to our shareholders in the future.  (Bye-law 23 of the Amended Bye-laws)

•                  Adjournment of General Meetings.  Currently, the Bye-laws provide that a general meeting may be adjourned by the chairman of the meeting with the consent of shareholders holding a majority of the voting rights of shareholders present in person or by proxy.  The Amended Bye-laws add a provision to allow the chairman of a general meeting to adjourn the meeting to another time without the consent or direction of the shareholders if it is likely to be impractical to hold or continue the meeting because of the number of shareholders who are not present, the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting, or an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.  The changes permit the Board greater flexibility in establishing the procedures and restrictions in connection with the orderly administration of general meetings.  (Bye-law 33 of the Amended Bye-laws)

•                  Alternate Directors.  Bermuda law and the current Bye-laws provide that the shareholders in general meeting may either elect alternate directors who have the right to attend Board meetings and vote in the absence of the appointing director or authorize the Board to appoint such alternate directors.  The Amended Bye-laws omit this provision because it is not consistent with current public company practice in the US.  In the Board’s view, only an individual elected by the shareholders to serve as a director or appointed by the Board to fill a vacancy on the Board should be entitled to act as a director.  (Current Bye-law 14; deleted in Amended Bye-laws)

•                  Officer Positions.  The Bye-laws currently require the appointment of a President and a Vice President, Chairman, Deputy Chairman and Secretary as officers of the Company. As a result of the legislative amendments to the Companies Act, there are no longer any specific titles required for officers except “Secretary.” Thus, the Amended Bye-laws provide that the only required Company officer is the Secretary and the Board is otherwise permitted to appoint officers in its discretion.  (Bye-law 46 of the Amended Bye-laws)

•                  Conflicts of Interest.  The Bye-laws currently provide that an Interested Director (as defined in the Amended Bye-laws) who has complied with the requirements in the Bye-laws in declaring the nature of his interest in a contract or proposed contract may vote on such contract or proposed contract and be counted in the quorum for the meeting.  The Amended Bye-laws add a provision to clarify further, consistent with the current industry standard, that no such contract or proposed contract shall be void or voidable by reason only that the Interested Director voted on it or was counted in the quorum of the relevant meeting and that the Interested Director shall not be liable to account to the Company for any profit realized thereby.  (Bye-law 50 of the Amended Bye-laws)

•      Director and Officer Indemnification and Exculpation.  The Amended Bye-laws updated the provisions regarding indemnification and exculpation of directors and officers of the Company to provide that we may in our discretion maintain insurance against liability incurred by directors and officers acting in those capacities, and may advance defense costs subject to repayment if any allegation of fraud or dishonesty is proved. The Amended Bye-laws also clarify that the indemnification and exculpation provisions apply whether the director or officer was acting in relation to the affairs of the Company or any of its subsidiaries. In addition, the Amended Bye-laws clarify that the parties indemnified under the indemnification and exculpation provisions expressly include the current and former directors, secretary, or other officers, resident representative, any person appointed to any committee by the Board, and the liquidator or trustees of the Company acting in relation to any of the affairs of the Company or any of its subsidiaries. Finally, the Bye-laws currently provide that indemnity shall not extend to any matter in respect of any willful negligence, willful default, fraud or dishonesty of the indemnified parties.  Consistent with legislative changes to the Companies Act, the Amended Bye-laws remove the exclusion to indemnity for willful negligence and willful default.  (Bye-law 51 of the Amended Bye-laws)

•      Corporate Seal.  The legislative amendments to the Companies Act conforms Bermuda law to modern practice by eliminating the requirement that share certificates, deeds and other documents be executed under seal. The Amended Bye-laws reflect that change.  (Bye-law 62 of the Amended Bye-laws)

•                  Retention of Records of Account.  The Amended Bye-laws add a provision requiring the records of account of the Company to be retained for a minimum period of five years from the date on which they were prepared.  This change is in accordance with good corporate governance practices and reflect the current Bermuda law requirement under the Companies Act.  (Bye-law 63 of the Amended Bye-laws)

•                  Appointment and Remuneration of Auditor.  Currently, the Bye-laws provide that if the office of the auditor become vacant by the resignation, disability or death of the Auditor, the Board shall convene a special general meeting to fill the vacancy.  The Amended Bye-laws enhance the Board’s flexibility and efficiency by adding provisions to allow the Board to fill any casual vacancy in the office of the auditor and to fix the remuneration of an auditor appointed by the Board to fill a casual vacancy.  Except as described above, the appointment and remuneration of the auditor must be approved by the shareholders of the Company.  (Bye-laws 66, 67, 70 and 72 of the Amended Bye-laws)

The foregoing is a summary of some of the changes provided for by Proposal 3H and is qualified in its entirety by reference to the Amended Bye-laws set forth in Appendix A. Shareholders are urged to carefully review Appendix A.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 3H: OTHER CHANGES TO THE BYE-LAWS.

PROPOSAL 3I — BOARD AUTHORISATION

Both the existing Bye-laws and the Amended Bye-laws provide that the Board has the power to carry out certain actions.  Shareholders are being asked in this Proposal 3I to specifically authorise the Board to carry out the powers given to the Board in the Amended Bye-laws.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 3I: BOARD AUTHORISATION

Vote Required for Approval and Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Amended Bye-laws as described in each of the nine proposals above (Proposals 3A through 3I).

THE BOARD RECOMMENDS THE APPROVAL OF THE AMENDED BYE-LAWS BY A VOTE “FOR” THE APPROVAL OF EACH OF PROPOSALS 3A THROUGH 3I.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE HELEN OF TROY LIMITED AMENDED AND RESTATED 2011 ANNUAL INCENTIVE PLAN

We are submitting to our shareholders this proposal to approve an amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan (the “Amendment”).  The Amendment amends the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan (the “2011 Bonus Plan”) to increase the limit on the aggregate Incentive Bonus received by any Participant under the 2011 Bonus Plan in any performance period to $4,500,000 from $3,000,000.  No other amendments are being made to the 2011 Bonus Plan.

The material features of the 2011 Bonus Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 2011 Bonus Plan.  If the Amendment is not approved by our shareholders at the Annual Meeting, then the Amendment will not become effective and the 2011 Bonus Plan will continue in full force and effect. In addition, if the Amendment is not approved by our shareholders, the Incentive Bonus award granted to our Chief Executive Officer, Julien R. Mininberg, for the annual performance period commencing March 1, 2016 will be subject to the maximum payment limits set forth in the 2011 Bonus Plan. Such award is more fully described under “New Plan Benefits” below.

General

The purpose of the 2011 Bonus Plan is to promote the success of the Company and its subsidiaries by providing to certain key employees (including officers) of the Company and its subsidiaries bonus incentives that qualify as performance-based compensation within the meaning of Section 162(m) of the Code. The 2011 Bonus Plan is designed to recognize the significant contributions of the Company’s and its subsidiaries’ executive officers to the growth, profitability and success of the Company and its subsidiaries by rewarding participating executive officers for the achievement of pre-established annual performance goals.

Eligibility and Incentive Bonuses

The 2011 Bonus Plan authorizes the Compensation Committee to establish and administer performance criteria pursuant to which eligible key employees and consultants may receive designated bonus compensation (the “Incentive Bonus”). Key employees (including any officer) and consultants of the Company or its subsidiaries that are selected by the Compensation Committee are eligible to participate in the 2011 Bonus Plan. The Compensation Committee in its sole discretion determines key employees and consultants eligible for Incentive Bonus awards (the “Participants”) and, subject to the terms of the 2011 Bonus Plan, the amount of such Incentive Bonuses payable to such Participants.  The number of key employees and consultants, if any, that are eligible to receive awards under the 2011 Bonus Plan as of February 29, 2016 is not determinable.

New Plan Benefits

Except as described in the table below, we have not approved any Incentive Bonus awards where any of the terms are conditioned upon shareholder approval of the Amendment to the 2011 Bonus Plan.  If the Amendment is not approved, then the maximum amount of Mr. Mininberg’s annual incentive bonus will be subject to the $3,000,000 participant limit under the 2011 Bonus Plan.  However, there are some Incentive Bonus awards outstanding under the 2011 Bonus Plan that are not subject to shareholder approval of the Amendment.  Future grants under the Amendment to the 2011 Bonus Plan will be determined by the Compensation Committee, in its discretion, as described above. Thus, except as set forth in the table below, the Company cannot, at this time, determine the amount of any Incentive Bonuses that may be paid in the future under the 2011 Bonus Plan.

Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan
Name and Position	Maximum Dollar Value ($)
Julien R. Mininberg, Chief Executive Officer	$3,050,000
Brian L. Grass, Chief Financial Officer	-
Thomas J. Benson, Chief Operations Officer	-
Vincent D. Carson, Chief Legal Officer and Secretary	-
Executive Group	$3,050,000
Non-Executive Director Group	-
Non-Executive Officer Employee Group	-

Administration

The 2011 Bonus Plan will be administered by the Compensation Committee, which consists of two or more “outside directors” within the meaning of Section 162(m) of the Code. The Compensation Committee has the authority to construe and interpret the 2011 Bonus Plan and may adopt rules and regulations governing the administration thereof.

Under the current provisions of the 2011 Bonus Plan, no Participant shall receive an Incentive Bonus under the 2011 Bonus Plan for any performance period in excess of $3,000,000. If the Amendment is approved by shareholders, the limit will be increased to $4,500,000.  In addition, no Participant shall receive any payment under the 2011 Bonus Plan unless the Compensation Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the 2011 Bonus Plan and that the performance criteria and any other material terms previously established by the Compensation Committee or set forth in the 2011 Bonus Plan were in fact satisfied.

Any Incentive Bonus granted by the Compensation Committee under the 2011 Bonus Plan shall be paid in cash or shares of Common Stock and shall be paid as soon as practicable following the end of the applicable performance period and no later than the fifteenth day of the third calendar month following the end of the performance period (which generally shall be the Company’s fiscal year), unless the Participant with the consent of the Compensation Committee, elects, prior to the beginning of the applicable performance period, to defer all or a portion such payment.  Incentive Bonuses paid in shares of Common Stock will be paid under the 2008 Stock Plan (or any successor plan) and shall reduce the number of shares available for issuance under the plan.

Except as otherwise provided in a written agreement between the Company and the Participant, no Incentive Bonus will be paid for any fiscal year unless the Participant is an employee of the Company at the end of that fiscal year, except if the Participant’s employment terminates during a fiscal year by reason of death, disability or a Change in Control (as defined in the 2011 Bonus Plan), then the Participant (or the Participant’s beneficiary) will receive the Incentive Bonus for that fiscal year, prorated to the date of termination of employment.

Performance Goals

Performance goals established under the 2011 Bonus Plan for each of the Participants may be, but need not be, different for each fiscal year, and different performance goals may be applicable to different Participants. The specific performance goals must be established by the Compensation Committee in advance of the deadlines applicable under Section 162(m) of the Code and while the attainment relating to the performance goals remains substantially uncertain within the meaning of Section 162(m) of the Code. Each Participant may receive an Incentive Bonus if and only if the performance goals established by the Compensation Committee is attained. The performance goals to be used for purposes of awards to employees whose compensation is subject to Section 162(m) of the Code must be chosen by the Compensation Committee from among the following:

•                  earnings before or after taxes

•                  earnings before interest, taxes, depreciation and amortization

•                  net income

•                  operating income

•                  earnings from continuing operations

•                  earnings per share (whether basic or fully diluted)

•                  book value per share

•                  return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue)

•                  expense management

•                  return on investment before or after the cost of capital

•                  improvements in capital structure

•                  maintenance or improvement of profit margins

•                  stock price

•                  market share

•                  revenues or sales

•                  costs

•                  cash flow

•                  cash flow productivity

•                  working capital

•                  changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital)

•                  debt reduction

•                  reductions in the Company’s overhead ratio

•                  growth measures (including, but not limited to, sales, net income, cash flow or earnings per share)

•                  total shareholder return

•                  free cash flow

•                  expense to sales ratio

Any of the above criteria may relate to or be based upon the Company, one or more of its Subsidiaries, divisions, geography, business units, segments, products, product lines, partnerships, joint ventures, minority investments (except with respect to total shareholder return and earnings per share criteria), or any combination thereof, or may be determined or applied on an absolute or relative basis, a consolidated basis, an adjusted basis, or as compared to the performance of a published or special index or a group of comparable companies, or any combination thereof.  Such criteria are not required to be based an increase or positive result and could include, for example, maintaining the status quo or limiting economic losses.

Amendments to the 2011 Bonus Plan

The 2011 Bonus Plan can be amended by the Board of Directors or the Compensation Committee alone, unless such amendment is required to be approved by the Board of Directors or the Company’s shareholders to comply with the applicable rules under Section 162(m) of the Code.

Transferability

Except as expressly provided by the Committee, benefits payable under the 2011 Bonus Plan are not transferable otherwise than by an assignment of a contingency or payment due after death of the Participant to the deceased Participant’s legal representative or beneficiary.

Federal Income Tax Consequences

The following is a discussion of certain U.S. corporate and personal federal income tax consequences relevant to the Company and its participants in the 2011 Bonus Plan. It is not intended to be a complete description of all possible tax consequences with respect to awards granted under the 2011 Bonus Plan and does not address state, local or foreign tax consequences.

To the extent that an Incentive Bonus is paid in shares of common stock, generally, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of payment over the amount, if any, the participant paid for the shares. With respect to the issuance of shares of common stock, the Company will be entitled to a tax deduction at the same time and in the same amount as the participant recognizes income.  If such shares are subject to a substantial risk of forfeiture when issued, the participant’s recognition of income and the Company’s deduction shall be delayed until the substantial risk of forfeiture lapses.

The Compensation Committee will require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the issuance of shares of common stock.

Section 162(m) of the Code.  Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid by the Company in excess of $1,000,000 in any taxable year to any “covered employee” as of the last day of the taxable year, but exempts from this limitation “performance-based” compensation the material terms of which are disclosed and approved by shareholders. For purposes of Section 162(m) of the Code, “covered employees” include the chief executive officer and each of the three other most highly compensated executive officers other than the chief financial officer.  The Company has structured and intends to implement the 2011 Bonus Plan so that compensation paid to these executive officers under the 2011 Bonus Plan would be qualified performance-based compensation under Section 162(m) of the Code and would not, therefore, be subject to any deduction limitation under Section 162(m) of the Code. Notwithstanding the foregoing, the Company may, from time to time, award compensation to executive officers that is not deductible under Section 162(m) of the Code.

Section 280G of the Code.  Under certain circumstances, payments, including Incentive Bonus payments, made in connection with a Change in Control (as defined in the 2011 Bonus Plan) of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the recipient may be subject to a 20 percent excise tax, and the Company may be denied a tax deduction.

Sections 409A and 457A of the Code.  The Company generally intends that, to the extent applicable, awards granted under the 2011 Bonus Plan will comply with, or be exempt from, the provisions of Section 409A of the Code and will be exempt from Section 457A of the Code. Restricted stock is not subject to Section 409A of the Code. Other awards have been designed to be exempt from Sections 409A and 457A because the awards are settled immediately following the vesting date, or to automatically comply with Section 409A of the Code. However, recipients of performance-based awards may be permitted to elect to defer the payment of certain performance-based awards to the extent that the recipient would not be subject to Section 457A of the Code. This deferral election and the subsequent payment of the awards are also intended to comply with Section 409A of the Code. However, under certain circumstances the accelerated payment of Incentive Bonuses subject to Section 409A of the Code that violates Section 409A may subject the recipient to adverse tax consequences, including penalty taxes and interest.

Tax Summary.  The foregoing discussion is intended only as a summary of certain U.S. federal income tax consequences and does not purport to be a complete discussion of all the tax consequences of participation in the 2011 Bonus Plan. Accordingly, participants in the 2011 Bonus Plan should consult their own tax advisers for specific advice with respect to all U.S. federal, state or local tax effects of participating in the 2011 Bonus Plan. Moreover, the Company does not represent that the foregoing tax consequences apply to any particular participant’s specific circumstances or will continue to apply in the future and makes no undertaking to maintain the tax status of the 2011 Bonus Plan with respect to any participant.

The 2011 Bonus Plan is not subject to any provision of ERISA, nor is it a qualified employee benefit plan under Section 401(a) of the Code.

Clawback Policy

Any participant receiving any Incentive Bonus pursuant to the 2011 Bonus Plan shall be subject to (1) Section 304 of the Sarbanes Oxley Act of 2002 and (2) to the extent required under the rules and/or regulations issued pursuant to the Dodd-Frank Act of 2010, any clawback policy adopted by the Company pursuant to such rules and/or regulations.

Vote Required for Approval and Recommendation

The affirmative vote of the majority of the votes cast at the Annual Meeting is required to approve the Amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 5: APPOINTMENT OF AUDITOR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO SET THE AUDITOR’S REMUNERATION

Under Bermuda law, our shareholders have the responsibility to appoint the auditor and independent registered public accounting firm of the Company to hold office until the close of the next annual general meeting and are able to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration.

The Audit Committee has nominated Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm for fiscal year 2017. A representative of Grant Thornton LLP, the Company’s auditor and independent registered public accounting firm for fiscal year 2016, is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so. The Grant Thornton LLP representative is also expected to be available to respond to appropriate questions.

Vote Required for Approval and Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to appoint Grant Thornton LLP as our auditor and independent registered public accounting firm and authorize the Audit Committee to set the auditor’s remuneration as described in this Proposal 5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

SHAREHOLDER PROPOSALS

Shareholders intending to present proposals at the 2017 annual general meeting of shareholders and desiring to have those proposals included in the Company’s proxy statement and form of proxy relating to that meeting must submit such proposals, in compliance with Rule 14a-8 of the Exchange Act, to be received at the executive offices of the Company no later than March 17, 2017. For proposals that shareholders intend to present at the 2017 annual general meeting of shareholders outside the processes of Rule 14a-8 of the Exchange Act, unless the shareholder notifies the Company of such intent by May 31, 2017, any proxy solicited by the Company for that annual general meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s Directors and executive officers, and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10 percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal year 2016, all Section 16(a) filing requirements applicable to the Directors, executive officers and greater than 10 percent shareholders were satisfied, except for that (i) Mr. Grass filed two late Form 4s with respect to an open market sale and an exempt transaction; (ii) Mr. Butterworth filed two late Form 4s with respect to exempt transactions; (iii) Mr. Carson filed one late Form 4 with respect to an exempt transaction; (iv) Mr. Benson filed one late Form 4 with respect to an exempt transaction; (v) Mr. Oppenheim filed one late Form 4 with respect to an exempt transaction; (vi) Ms. Raff filed two late Form 4s with respect to exempt transactions; and (vii) Mr. Meeker filed one late Form 4 with respect to an exempt transaction.

OTHER MATTERS

Except as described in this proxy statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. If other matters that require the vote of the shareholders, including a question of adjourning the Annual Meeting, properly come before the Annual Meeting or any adjournment thereof, the holders of the proxies are authorized to vote on these matters in accordance with management’s discretion. The accompanying proxy card confers discretionary authority to take action with respect to any additional matters that may come before the Annual Meeting or any adjournment thereof.

HOUSEHOLDING OF MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple shareholders in the same household. The Company will promptly deliver a separate copy of either document to any shareholder upon request by contacting Helen of Troy Investor Relations, ICR, Inc.: Eunice Han (646) 277-1220, or via e-mail at HOTUS@ICRINC.COM, or send written correspondence to Helen of Troy Limited, Attention: Investor Relations, 1 Helen of Troy Plaza, El Paso, Texas 79912. Any shareholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact the Company at the above address and phone number.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and the Company’s 2016 Annual Report to Shareholders are also available electronically on our hosted website. You may view these directly at: HTTP://MATERIALS.PROXYVOTE.COM/G4388N. To access and review the materials made available electronically:

1.   Go to HTTP://MATERIALS.PROXYVOTE.COM/G4388N.

2.   Click the “2016 Annual Report” or “2016 Notice of Proxy”.

We encourage you to review all of the important information contained in the proxy materials before voting.

ELECTRONIC DELIVERY OF SHAREHOLDER COMMUNICATIONS

If you received your Annual Meeting materials by mail, we encourage you to conserve natural resources, as well as significantly reduce the Company’s printing and mailing costs, by signing up to receive shareholder communications via e-mail. With electronic delivery, you will be notified via e-mail after the annual report and the proxy statement are available on the Internet, and you can submit your proxy appointment and instructions online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery:

1.              If you are a registered holder (you hold your shares of Common Stock in your own name through our transfer agent, Computershare Investor Services, LLC, or you have stock certificates), you can elect to have next year’s communications sent to you electronically as part of this year’s on-line proxy appointment and instruction process at WWW.PROXYVOTE.COM by following the instructions that will be provided to you on screen when you submit your proxy.

2.              If you are a beneficial holder (your shares are held by a brokerage firm, a bank or a trustee), you may contact your broker or visit their website. Most brokers have made provisions for you to sign up on-line for electronic delivery of shareholder reports and mailings.

Your electronic delivery enrollment will be effective until you cancel it.

HOW TO OBTAIN OUR ANNUAL REPORT, PROXY STATEMENT

AND OTHER INFORMATION ABOUT THE COMPANY

From time to time, we receive calls from shareholders asking how they can obtain more information regarding the Company.  The following options are available:

1.              Our Investor Relations site, which can be accessed from our main Internet website located at WWW.HOTUS.COM, contains Company press releases, earnings releases, financial information and stock quotes, as well as corporate governance information and links to our SEC filings. This proxy statement and our 2016 Annual Report to Shareholders are both available at this site.

2.    You may also request a free copy of our Annual Report or proxy statement by contacting Helen of Troy Investor Relations, ICR, Inc.: Eunice Han (646) 277-1220, or via e-mail at HOTUS@ICRINC.COM, or send written correspondence to Helen of Troy Limited, Attention: Investor Relations, 1 Helen of Troy Plaza, El Paso, Texas 79912.

YOUR VOTE IS IMPORTANT

APPENDIX A

AMENDED AND RESTATED BYE-LAWS

OF

HELEN OF TROY LIMITED

(as adopted at the Annual General Meeting held on 17 August, 2016)

INTERPRETATION

1.                                    Definitions

1.1                            In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981;

Auditor	includes an individual, company or partnership;

Board

the board of directors (including, for the avoidance of doubt, a sole director) appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

Company	the company for which these Bye-laws are approved and confirmed;

Director	a director of the Company;

Exchange Act Member

Securities Exchange Act of 1934, as amended; the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	any person appointed by the Board to hold an office in the Company;

principal executive offices	the registered office of the Company in Bermuda and the U.S. office where the Secretary of the Company is situate from time to time;

Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;

Register of Members	the register of members referred to in these Bye-laws;

Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Secretary

the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary; and

Treasury Share	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.

1.2                            In these Bye-laws, where not inconsistent with the context:

(a)                               words denoting the plural number include the singular number and vice versa;

(b)                              words denoting the masculine gender include the feminine and neuter genders;

(c)                               words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)                              the words:

(i)                                  “may” shall be construed as permissive; and

(ii)                              “shall” shall be construed as imperative;

(e)                               a reference to statutory provision shall be deemed to include any amendment or re-enactment thereof;

(f)                                the phrase “issued and outstanding” in relation to shares, means shares in issue other than treasury shares;

(g)                               the word “corporation” means a corporation whether or not a company within the meaning of the Act; and

(h)                              unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.3                            In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4                            Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

SHARES

2.                                    Power to Issue Shares

2.1                            Subject to these Bye-laws and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital, or otherwise as the Company may by resolution of the Members prescribe.

3.                                    Power of the Company to Purchase its Shares

3.1                            The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2                            The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

4.                                    Rights Attaching to Shares

4.1                            The authorised share capital of the Company may be divided into common shares (“Common Shares”) and preference shares (“Preference Shares”).

4.2                            The holders of Common Shares shall, subject to these Bye-laws (including, without limitation, the rights attaching to Preference Shares):

(a)                               be entitled to one vote per share;

(b)                              be entitled to such dividends as the Board may from time to time declare;

(c)                               in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)                              generally be entitled to enjoy all of the rights attaching to shares.

4.3                            The Preference Shares may be issued from time to time in one or more classes.  The Board hereby is authorized to fix or alter by resolution or resolutions, the designations, preferences and relative participating, optional or other special rights of the shares of each such class and the qualifications, limitations, or restrictions thereon, including but not limited to, determination of the dividend rights, dividend rates, conversion rights, voting rights, rights in terms of redemption (including sinking fund provisions), redemption price or prices and liquidation preferences of any wholly unissued class of Preference Shares and the number of shares constituting any such class and the designation thereof or any of them; and to increase or decrease the number of shares of any class subsequent to the issue of shares of such class then outstanding.  In case the number of shares of any class shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares in such class.

4.4                            At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board.

4.5                            All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.                                    Calls on Shares

5.1                            The Board may make such calls as it thinks fit upon the Members in respect of any moneys (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue) and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment.  The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

5.2                            Any amount which, by the terms of allotment of a share becomes payable upon issue or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purposes of these Bye-laws be deemed to be an amount on which a call has been duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these Bye-laws as to payment of interest, costs and expenses, forfeiture or otherwise shall apply as if such amount had become payable by virtue of a duly made and notified call.

5.3                            The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

5.4                            The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up or become payable.

6.                                    Forfeiture of Shares

6.1                            If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call

[Name of Company] (the “Company”)

You have failed to pay the call of [amount of call] made on [date], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on [date], the day appointed for payment of such call.  You are hereby notified that unless you pay such call together with interest thereon at the rate of [ ] per annum computed from the said [date] at the registered office of the Company the share(s) will be liable to be forfeited.

Dated this [date]

[Signature of Secretary] By Order of the Board

6.2                            If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Bye-laws and the Act.

6.3                            A Member whose share or shares have been so forfeited shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture, together with all interest due thereon and any costs and expenses incurred by the Company in connection therewith.

6.4                            The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed.  Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

7.                                    Share Certificates

7.1                            Every Member shall be entitled to a certificate under the common seal of the Company (or a facsimile thereof) or bearing the signature (or a facsimile thereof) of a Director or Officer or a person expressly authorized to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares.  The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

7.2                            The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

7.3                            If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

7.4                            Notwithstanding any provisions of these Bye-laws, the Directors shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangements they may, in their absolute discretion, think fit in relation to the evidencing of title to and transfer of uncertificated shares and to the extent such arrangements are so implemented, no provision of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer of shares in uncertificated form.

8.                                    Fractional Shares

The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

REGISTRATION OF SHARES

9.                                    Register of Members

9.1                            The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

9.2                            The Register of Members shall be open to inspection without charge at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection.  The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

10.                            Registered Holder Absolute Owner

The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

11.                            Transfer of Registered Shares

11.1                    An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares

[        ] (the “Company”)

FOR VALUE RECEIVED……………….. [amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.

DATED this [date]

Signed by:	In the presence of:

Transferor	Witness

Signed by:	In the presence of:

Transferee	Witness

11.2                    Such instrument of transfer shall be signed by (or in the case of a party that is a corporation, on behalf of) the transferor and transferee, provided that, in the case of a fully paid up share, the Board may accept the instrument signed by or on behalf of the transferor alone.  The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Members.

11.3                    The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require showing the right of the transferor to make the transfer.

11.4                    The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

11.5                    The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share which is not fully paid up.  The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained.  If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

11.6                    Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

11.7                    Notwithstanding anything to the contrary in these Bye-laws, shares that are listed or admitted to trading on an appointed stock exchange may be transferred in accordance with the rules and regulations of such exchange.

12.                            Transmission of Registered Shares

12.1                    In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares.  Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons.  Subject to the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

12.2                    Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member

[Name of Company] (the “Company”)

I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof;

and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [date]

Signed by:	In the presence of:

Transferor	Witness

Signed by:	In the presence of:

Transferee	Witness

12.3                    On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member.  Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

12.4                    Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

13.                            Power to Alter Capital

13.1                    The Company may if authorised by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

13.2                    Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

14.                            Variation of Rights Attaching to Shares

If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47 (7) of the Act.  The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

DIVIDENDS AND CAPITALISATION

15.                            Dividends

15.1                    The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.

15.2                    The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

15.3                    The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

15.4                    The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.  No unpaid distribution shall bear interest as against the Company.

16.                            Power to Set Aside Profits

The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.

17.                            Method of Payment

17.1                    Any dividend, interest, or other moneys payable in cash in respect of the shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members, or to such person and to such address as the holder may in writing direct.

17.2                    In the case of joint holders of shares, any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the address of the holder first named in the Register of Members, or to such person and to such address as the joint holders may in writing direct.  If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

17.3                    The Board may deduct from the dividends or distributions payable to any Member all moneys due from such Member to the Company on account of calls or otherwise.

17.4                    Any dividend and/or other moneys payable in respect of a share which has remained unclaimed for 7 years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company.  The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account.  Such payment shall not constitute the Company a trustee in respect thereof.

17.5                    The Company shall be entitled to cease sending dividend cheques and drafts by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the Member’s new address.  The entitlement conferred on the Company by this Bye-law 17.5 in respect of any Member shall cease if the Member claims a dividend or cashes a dividend cheque or draft.

18.                            Capitalisation

18.1                    The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro-rata (except in connection with the conversion of shares of one class to shares of another class) to the Members.

18.2                    The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Members who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

19.                            Annual General Meetings

Notwithstanding the provisions of the Act entitling the Members of the Company to elect to dispense with the holding of an annual general meeting, an annual general meeting shall be held in each year (other than the year of incorporation) at such time and place as the president or the chairman of the Company (if any) or any two Directors or any Director and the Secretary or the Board shall appoint.

20.                            Special General Meetings

The president or the chairman of the Company (if any) or any two Directors or any Director and the Secretary or the Board may convene a special general meeting whenever in their judgment such a meeting is necessary.

21.                            Requisitioned General Meetings and Member Proposals

21.1                    Proposal of business to be transacted by the Members may only be made at a meeting of Members (i) pursuant to the Company’s notice and proxy materials for such meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any Member of record of the Company at the time of the giving of the notice required in this Bye-law who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Bye-law. For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a Member to propose business at a meeting of Members.

21.2                    For business proposals to be properly brought before a meeting by a Member of record pursuant to clause (iii) of Bye-law 21.1, (i) the Member of record must have given timely notice thereof in writing to the Secretary of the Company, (ii) the Member of record must provide to the Secretary of the Company any updates or supplements to such notice at the times and in the forms specified in this Bye-law, (iii) any such business must be a proper matter for Member action under Bermuda law, and (iv) the Member of record and the beneficial owner or owners, if any, on whose behalf any such business proposal is made, must have acted in accordance with the representations set forth in the Business Proposal Solicitation Statement (as defined in Bye-law 21.4(j)).

21.3                    Where a business proposal is to be brought before an annual general meeting, to be timely, a notice by a Member of record must be received by the Secretary at the principal executive offices of the Company not less than 60 or more than 90 days prior to the date of the annual general meeting. Where a business proposal is to be brought before a special general meeting, such notice must be given not later than 10 days following the earlier of the date on which notice of the special general meeting was posted to Members or the date on which public disclosure of the date of the special general meeting was made. In no event shall an adjournment, or postponement of a meeting for which notice has been given, commence a new time period for the giving of a Member of record’s notice. For purposes of these Bye-laws, “public announcement” or “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publically filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

21.4                    As to (1) the Member of record giving the notice and (2) the beneficial owner or owners, if any, or other persons on whose behalf the business proposal is made or acting in concert therewith (each, a “party”), the notice shall set forth:

(a)                               the name and address of such party;

(b)                              the class, series, and number of shares of the Company that are owned, directly or indirectly, beneficially and of record by each such party;

(c)                               any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or providing for a settlement payment or mechanism based on the price of any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party or such beneficial owner, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company, including a description of all agreements, arrangements, understandings or relationships (including any short interest or other borrowing arrangements) engaged in directly or indirectly, by such party or such beneficial owner, the purpose or effect of which is to mitigate loss to, reduce the economic risk (or ownership or otherwise) of any class or series of shares of the Company, manage the risk of share price changes for, or increase or decrease the voting power of, such party or beneficial owner, or which provides, directly or indirectly, such party or beneficial owner with the opportunity to profit or share in any profit from any decrease in the price or value of the shares of any class or series of shares of the Company;

(d)                              a description of all agreements, arrangements, understandings or relationships between such party and any material interest of such party in the proposed business;

(e)                               any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;

(f)                                any performance-related fees (other than an asset-based fee) that each Member is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such party or such beneficial owner or other person, as the case may be, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date);

(g)                               any proxy, contract, arrangement, understanding or relationship pursuant to which any party, either directly or acting in concert with another person or persons, has a right to vote, directly or indirectly, any shares of any security of the Company;

(h)                              any rights to dividends on the shares of the Company owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Company;

(i)                                  a representation that such party intends to appear in person or by proxy at the general meeting to propose such business;

(j)                                  a statement as to whether or not each such party will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Company required under applicable law to approve the proposal (such statement, a “Business Proposal Solicitation Statement”); and

(k)                              any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the business proposal pursuant to Section 14 of the Exchange Act (whether or not such Member intends to deliver a proxy statement or conduct its own proxy solicitation).

21.5                    A Member of record providing notice of business proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Bye-law  shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not later than five (5)  business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than five (5)  business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

21.6                    Only such business shall be conducted at an annual meeting of Members as shall have been brought before the meeting in accordance with the procedures set forth in this Bye-law.  The chair of the meeting shall have the power and the duty to determine whether any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bye-laws and, if any proposed business is not in compliance with these Bye-laws, to declare that such proposed business shall not be presented for Member action at the meeting and shall be disregarded.

21.7                    Notwithstanding the foregoing provisions of this Bye-law, a Member shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Bye-law. Nothing in this Bye-law shall be deemed to affect any rights of Members to request inclusion of non-binding proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

22.                            Notice

22.1                    At least ten (10) and not more than sixty (60) days’ notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

22.2                    At least ten (10) and not more than sixty (60) days’ notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

22.3                    The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting.

22.4                    A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

22.5                    The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

23.                            Giving Notice and Access

23.1      A notice may be given by the Company to a Member:

a)           by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery; or

b)           by sending it by post to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail; or

c)           by sending it by courier to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service; or

d)           by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose, in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

e)           by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

23.2      Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

23.3      In proving service under paragraphs(b), (c) and (d), it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted or sent by courier, and the time when it was posted, deposited with the courier, or transmitted by electronic means.

24.                            Postponement or Cancellation of General Meeting

The Secretary may, and on the instruction of the chairman or president of the Company or the Board, the Secretary shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement or cancellation is given to the Members before the time for such meeting.  Fresh notice of the date, time and place for a postponed meeting shall be given to each Member in accordance with these Bye-laws.

25.                            Electronic Participation and Security in Meetings

25.1      Members may participate in any general meeting by such telephonic, electronic or other communications facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

25.2      The Board may, and at any general meeting, the chairman of such meeting may, make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place.  The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

26.                            Quorum at General Meetings

26.1      At any general meeting two or more persons present in person throughout the meeting and representing in person or by proxy in excess of 50% of the total voting rights of all issued and outstanding shares in the Company shall form a quorum for the transaction of business.

26.2      If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the resumption of the meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

27.                            Chairman to Preside at General Meetings

Unless otherwise agreed by a majority of those attending and entitled to vote at a general meeting, the chairman of the Company, if there be one who is present, and if not the president of the Company, if there be one who is present, shall act as chairman of such meeting.  In their absence a chairman of the meeting shall be appointed or elected by those present at the meeting and entitled to vote.

28.                            Voting on Resolutions

28.1      [Subject to the Act and these Bye-laws, at elections of directors at any general meeting at which a quorum is present, a director shall, except in a contested election, be elected by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws in favour of such nominee by the Members entitled to vote in the election. In a contested election, a director shall be elected by a plurality of the votes cast in accordance with these Bye-laws in favour of such nominee by the Members entitled to vote in the election. An election shall be considered to be contested if, as of the record date for such general meeting, there are more nominees for election than positions on the Board to be filled by election at that general meeting.]  Except as otherwise provided by the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws and in the case of an equality of votes the resolution shall fail.

28.2      No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

28.3      At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.

28.4      In the event that a Member participates in a general meeting by telephone, electronic or other communications facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

28.5      At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

28.6      At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.

29.                            Power to Demand a Vote on a Poll

29.1      Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

(a)          the chairman of such meeting; or

(b)          at least three Members present in person or represented by proxy; or

(c)          any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)          any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total amount paid up on all such shares conferring such right.

29.2      Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.  A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

29.3      A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith.  A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct.  Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

29.4      Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy.  Each person present by telephone, electronic or other communications facilities or means shall cast his vote in such manner as the chairman shall direct.  At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman of the meeting for the purpose and the result of the poll shall be declared by the chairman of the meeting.

30.                            Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

31.                            Instrument of Proxy

31.1      A Member may appoint a proxy by

(a)                               an instrument in writing in substantially the following form or such other form as the Board or the chairman of the meeting shall accept:

Proxy

[Name of Company] (the “Company”)

I/We, [insert names here] , being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on [date] and at any adjournment thereof.  [Any restrictions on voting to be inserted here.]

Signed this [date]

Member(s)

or

(b)                              such telephonic, electronic or other means as may be approved by the Board from time to time.

31.2      The appointment of a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the appointment proposes to vote, and appointment of a proxy which is not received in the manner so permitted shall be invalid.

31.3      A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

31.4      The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

32.                            Representation of Corporate Member

32.1      A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

32.2      Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

33.                            Adjournment of General Meeting

33.1      The chairman of a general meeting at which a quorum is present may with the consent of the Members holding a majority of the voting rights of those Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), adjourn the meeting.

33.2      The chairman of a general meeting may adjourn the meeting to another time and place without the consent or direction of the Members if it appears to him that:

(a)                               it is likely to be impractical to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

(b)                              the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(c)                               an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

33.3      Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

34.                            Written Resolutions

34.1      Subject to subparagraph (6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

34.2      A resolution in writing may be signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or any class thereof, in as many counterparts as may be necessary.

34.3      For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

34.4      A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

34.5      A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of sections 81 and 82 of the Act.

34.6      This Bye-law shall not apply to:

(a)                               a resolution passed pursuant to section 89(5) of the Act; or

(b)                              a resolution passed for the purpose of removing a Director before the expiration of his term of office under these Bye-laws.

35.                            Directors Attendance at General Meetings

The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

36.                            Election of Directors

36.1      Nominations of persons for election to the Board of Directors may only be made at a meeting of Members (i) pursuant to the Company’s notice and proxy materials for such meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any Member of record of the Company at the time of the giving of the notice required in this Bye-law 36 who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Bye-law 36. For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a Member to make nominations at a meeting of Members.

36.2      For nominations to be properly brought before a meeting by a Member of record pursuant to clause (iii) of Bye-law 36.1, (i) the Member of record must have given timely notice thereof in writing to the Secretary of the Company, (ii) the Member of record must provide to the Secretary of the Company any updates or supplements to such notice at the times and in the forms specified in this Bye-law 36, and (iii) the Member of record and the beneficial owner or owners, if any, on whose behalf any nomination is made, must have acted in accordance with the representations set forth in the Nomination Solicitation Statement (as defined in Bye-law 36.5(i)).

36.3      Where a nomination of person(s) for election to the Board of Directors is to be made by a Member at an annual general meeting, to be timely, a notice by a Member of record must be received by the Secretary at the principal executive offices of the Company not less than sixty (60) days or more than ninety (90) days prior to the date of the annual general meeting. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board of Directors made by the Company at least 10 days before the last day a Member of record may deliver a notice of nomination in accordance with the preceding sentence, a notice by a Member of record required by this Bye-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase in the number of directors, if it shall be received by the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. Where a nomination of person(s) for election to the Board of Directors is to be made by a Member at a special general meeting, such notice must be given not later than ten (10) days following the earlier of the date on which notice of the special general meeting was posted to Members or the date on which public disclosure of the date of the special general meeting was made. In no event shall an adjournment, or postponement of a meeting for which notice has been given, commence a new time period for the giving of a Member of record’s notice.

36.4      As to each person whom the Member of record proposes to nominate for election or reelection as a director, the notice by a Member of record shall set forth:

(a)          information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act;

(b)          a description of all direct and indirect compensation or other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Member of record and beneficial owner or owners, if any, or other person on whose behalf the nomination is made, and their respective affiliates and associates, or other persons acting in concert therewith, on the one hand, and each proposed nominee and his or her respective affiliates and associates or other persons acting in concert therewith, on the other hand, including without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Member of record making the nomination and any beneficial owner or owners, if any, or other person on whose behalf the nomination is made, or any affiliate or associate thereof or other person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.  For purposes of these Bye-laws, a person shall be deemed to be acting in concert with another person if such person knowingly acts toward a common goal relating to the management, governance or control of the

Company in parallel with such other person where (i) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making process and (ii) at least one additional factor suggests that persons intend to act in parallel, which additional factors may include attending meetings, conducting discussions or making or soliciting invitations to act in parallel;

(c)         such person’s written consent to serve as a director if elected; and

(d)         a completed and signed questionnaire, representation or agreement as may be required by the Company pursuant to these Bye-laws.

36.5      As to (1) the Member of record giving the notice and (2) the beneficial owner or owners, if any, or other persons on whose behalf the nomination is made or acting in concert therewith (each, a “party”), the notice shall set forth:

(a)         the name and address of such party;

(b)         the class, series, and number of shares of the Company that are owned, directly or indirectly, beneficially and of record by each such party;

(c)          any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or providing for a settlement payment or mechanism based on the price of any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party or such beneficial owner, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company, including a description of all agreements, arrangements, understandings or relationships (including any short interest or other borrowing arrangements) engaged in directly or indirectly, by such party or such beneficial owner, the purpose or effect of which is to mitigate loss to, reduce the economic risk (or ownership or otherwise) of any class or series of shares of the Company, manage the risk of share price changes for, or increase or decrease the voting power of, such party or beneficial owner, or which provides, directly or indirectly, such party or beneficial owner with the opportunity to profit or share in any profit from any decrease in the price or value of the shares of any class or series of shares of the Company;

(d)         any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;

(e)         any performance-related fees (other than an asset-based fee) that each Member is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such party or such beneficial owner or other person, as the case may be, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date);

(f)          any proxy, contract, arrangement, understanding or relationship pursuant to which any party, either directly or acting in concert with another person or persons, has a right to vote, directly or indirectly, any shares of any security of the Company;

(g)          any rights to dividends on the shares of the Company owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Company;

(h)         a representation that such party intends to appear in person or by proxy at the general meeting to propose such nomination;

(i)          a statement as to whether or not each such party will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Company reasonably believed by the Member of record or beneficial owner or owners, as the case may be, to be sufficient to elect the persons proposed to be nominated by the Member of record (such statement, a “Nomination Solicitation Statement”); and

(j)          any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (whether or not such party intends to deliver a proxy statement or conduct its own proxy solicitation).

36.6      A Member of record providing notice of a nomination of director before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Bye-law 36 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than five (5) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

36.7      A person shall not be eligible for election or re-election as a director at a meeting unless (i) the person is nominated by a Member of record in accordance with this Bye-law; or (ii) the person is nominated by or at the direction of the Board of Directors or a duly authorized committee thereof. The chair of the meeting shall have the power and the duty to determine whether a nomination to be brought before the meeting has been made in accordance with the procedures set forth in these Bye-laws and, if any proposed nomination is not in compliance with these Bye-laws, to declare that such nomination shall not be presented for Member action at the meeting and shall be disregarded.

36.8      Notwithstanding the foregoing provisions of this Bye-law, a Member shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Bye-law. Nothing in this Bye-law 36 shall be deemed to affect any rights of Members to request inclusion of non-binding proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

37.                            Number of Directors

The Board shall consist of such number of Directors being not less than two Directors and not more than such maximum number of Directors as the Board may from time to time determine.

38.                            Eligibility as a Director

To be eligible to be a nominee for election or reelection as a director of the Company pursuant to clause (iii) of Bye-law 36.1, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Bye-law 36 of these Bye-laws or such period as the Board of Directors may specify) to the Secretary at the principal executive offices of the Company a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which form of questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed in writing to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

39.                            Removal of Directors

39.1      Subject to Bye-law 21 and any provision to the contrary in these Bye-laws, the Members entitled to vote for the election of Directors may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 60 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director’s removal.

39.2      If a Director is removed from the Board under this Bye-law the Members may fill the vacancy at the meeting at which such Director is removed.  In the absence of such election or appointment, the Board may fill the vacancy.

40.                            Vacancy in the Office of Director

40.1      The office of Director shall be vacated if the Director:

(a)                               is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)                              is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(c)                               is or becomes of unsound mind or dies; or

(d)                              resigns his office by notice to the Company.

40.2      The Board or, subject to Bye-laws 36 and 38, the Members in general meeting, shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any Director or as a result of an increase in the size of the Board.

41.                            Remuneration of Directors

The remuneration (if any) of the Directors shall be determined by the Company in general meeting or the Board and shall be deemed to accrue from day to day.  The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from Board meetings, meetings of any committee appointed by the Board or general meetings, or in connection with the business of the Company or their duties as Directors generally.

42.                            Defect in Appointment

All acts done in good faith by the Board, any Director, a member of a committee appointed by the Board, any person to whom the Board may have delegated any of its powers, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

43.                            Directors to Manage Business

43.1      The business of the Company shall be managed and conducted by the Board.  In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

43.2      When and as authorised by the affirmative vote or the written consent of the holders of shares holding at the date of the resolution or consent as the case may be not less than sixty six and two thirds percent of the paid up share capital of the Company as at the date of the resolution or consent carries the right to vote at general meetings of the Company, and not otherwise, the Board shall have the power to sell, lease or exchange all the property and assets of the Company, including its goodwill and its corporate franchises upon such temps and conditions and for such consideration, which may be in whole or in part shares of stock, in, and/or other securities of, any other company or companies, as the Board shall deem expedient and for the best interest of the Company.

43.3      Subject to these Bye-laws, the Board may delegate to any company, firm, person, or body of persons any power of the Board (including the power to sub-delegate).

44.                            Powers of the Board of Directors

The Board may:

(a)          appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)          exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)          appoint one or more Directors to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)          appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)          by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(f)          procure that the Company pays all expenses incurred in promoting and incorporating the Company and listing the shares of the Company;

(g)          delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board which may consist partly or entirely of non-Directors, provided that every such committee shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board;

(h)          delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(i)          present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)          in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)          authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

45.                            Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

46.                            Appointment of Officers

The Board may appoint such Officers (who may or may not be Directors) as the Board may determine for such terms as the Board deems fit.

47.                            Appointment of Secretary

The Secretary shall be appointed by the Board from time to time for such term as the Board deems fit.

48.                            Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

49.                            Remuneration of Officers

The Officers shall receive such remuneration as the Board may determine.

50.                            Conflicts of Interest

50.1      Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company on such terms, including with respect to remuneration, as may be agreed between the parties.  Nothing herein contained shall authorise a Director or a Director’s firm, partner or company to act as Auditor to the Company.

50.2      A Director who is directly or indirectly interested in a contract or proposed contract with the Company (an “Interested Director”) shall declare the nature of such interest as required by the Act.

50.3      An Interested Director who has complied with the requirements of the foregoing Bye-law may:

(a)                               vote in respect of such contract or proposed contract; and/or

(b)                              be counted in the quorum for the meeting at which the contract or proposed contract is to be voted on,

and no such contract or proposed contract shall be void or voidable by reason only that the Interested Director voted on it or was counted in the quorum of the relevant meeting and the Interested Director shall not be liable to account to the Company for any profit realised thereby.

51.                            Indemnification and Exculpation of Directors and Officers

51.1      The Directors, Resident Representative, Secretary and other Officers (such term to include any person appointed to any committee by the Board) acting in relation to any of the affairs of the Company or any subsidiary thereof and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company or any subsidiary thereof and every one of them (whether for the time being or formerly), and their heirs, executors and administrators (each of which an “indemnified party”), shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and no indemnified party shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to any of the indemnified parties.

51.2      The Company may purchase and maintain insurance for the benefit of any Director or Officer against any liability incurred by him under the Act in his capacity as a Director or Officer or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any subsidiary thereof.

51.3      The Company may advance moneys to a Director or Officer for the costs, charges and expenses incurred by the Director or Officer in defending any civil or criminal proceedings against him, on condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty in relation to the Company is proved against him.

51.4      Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to such Director or Officer.

MEETINGS OF THE BOARD OF DIRECTORS

52.                            Board Meetings

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.  Subject to these Bye-laws, a resolution put to the vote at a Board meeting shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

53.                            Notice of Board Meetings

A Director may, and the Secretary on the requisition of a Director shall, at any time summon a Board meeting.  Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose.

54.                            Electronic Participation in Meetings

Directors may participate in any meeting by such telephonic, electronic or other communications facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

55.                            Quorum at Board Meetings

The quorum necessary for the transaction of business at a Board meeting shall be two Directors, provided that at any time the Company is listed on an appointed stock exchange, as that term is defined in the Act, the quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office.

56.                            Board to Continue in the Event of Vacancy

The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at Board meetings, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.

57.                            Chairman to Preside

Unless otherwise agreed by a majority of the Directors attending a Board meeting, the chairman of the Company, if there be one who is present, and if not, the president of the Company, if there be one who is present, shall act as chairman at such Board meeting.  In their absence a chairman of the meeting shall be appointed or elected by the Directors present at the meeting.

58.                            Written Resolutions

A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a Board meeting duly called and constituted, such resolution to be effective on the date on which the resolution is signed by the last Director.

59.                            Validity of Prior Acts of the Board

No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CORPORATE RECORDS

60.                            Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)                               of all elections and appointments of Officers;

(b)                              of the names of the Directors present at each Board meeting and of any committee appointed by the Board; and

(c)                               of all resolutions and proceedings of general meetings of the Members, Board meetings, and meetings of committees appointed by the Board.

61.                            Place Where Corporate Records Kept

Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

62.                            Form and Use of Seal

62.1                    The Company may adopt a seal in such form as the Board may determine.  The Board may adopt one or more duplicate seals for use in or outside Bermuda.

62.2                    A seal may, but need not be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director; or (ii) any Officer; or (iii) the Secretary; or (iv) any person authorized by the Board for that purpose

62.3                    A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

ACCOUNTS

63.                            Records of Account

63.1                    The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)                               all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)                              all sales and purchases of goods by the Company; and

(c)                               all assets and liabilities of the Company.

63.2                    Such records of account shall be kept at the registered office of the Company, or subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

63.3                    Such records of account shall be retained for a minimum period of five years from the date on which they are prepared.

64.                            Financial Year End

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be the last day in February in each year.

AUDITS

65.                            Annual Audit

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

66.                            Appointment of Auditor

66.1                    Subject to the Act, Members shall appoint an auditor to the Company to hold office for such term as the Members deem fit or until a successor is appointed.

66.2                    The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

67.                            Remuneration of Auditor

67.1                    The remuneration of an Auditor appointed by the Members shall be fixed by the Company in general meeting or in such manner as the Members may determine.

67.2                    The remuneration of an Auditor appointed by the Board to fill a casual vacancy in accordance with these Bye-laws shall be fixed by the Board.

68.                            Duties of Auditor

68.1                    The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards.  The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

68.2                    The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act.  If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

69.                            Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.

70.                            Financial Statements and the Auditor’s Report

70.1                    Subject to the following bye-law, the financial statements and/or the auditor’s report as required by the Act shall

(a)                               be laid before the Members at the annual general meeting; or

(b)                              be received, accepted, adopted or approved by the Members by written resolution passed in accordance with these Bye-laws.

70.2                    If all Members and Directors shall agree, either in writing or at a meeting, that in respect of a particular interval no financial statements and/or auditor’s report thereon need be made available to the Members, and/or that no auditor shall be appointed then there shall be no obligation on the Company to do so.

71.                            Vacancy in the Office of Auditor

The Board may fill any casual vacancy in the office of the auditor.

VOLUNTARY WINDING-UP AND DISSOLUTION

72.                            Winding-Up

If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members.  The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION

73.                            Changes to Bye-laws

No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

74.                            Discontinuance

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

HELEN OF TROY LIMITED

ANNUAL GENERAL MEETING OF SHAREHOLDERS

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes each of Julien R. Mininberg and Vincent D. Carson as Proxy with power of substitution, to represent the undersigned at the Annual General Meeting of Shareholders of Helen of Troy Limited (the “Company”) to be held on Wednesday, August 17, 2016, at 1:00 p.m., Mountain Daylight Time, in the Hotel Indigo El Paso Downtown, 325 N. Kansas Street, El Paso, Texas 79901, and any adjournment thereof, and to vote all the common shares of the Company that the undersigned is entitled to vote on the following matters:

1.              To set the number of Director positions at eight (or such lower number as shall equal the number of nominees elected as Directors) and to elect each of the following nominees to the Board of Directors:

01 – Gary B. Abromovitz	For [ ]	Against [ ]	Abstain [ ]

02 – John B. Butterworth	For [ ]	Against [ ]	Abstain [ ]

03 – Alexander M. Davern	For [ ]	Against [ ]	Abstain [ ]

04 – Timothy F. Meeker	For [ ]	Against [ ]	Abstain [ ]

05 – Julien R. Mininberg	For [ ]	Against [ ]	Abstain [ ]

06 – Beryl B. Raff	For [ ]	Against [ ]	Abstain [ ]

07 – William F. Susetka	For [ ]	Against [ ]	Abstain [ ]

08 – Darren G. Woody	For [ ]	Against [ ]	Abstain [ ]

2. Advisory vote to approve the Company’s executive compensation.	For [ ]	Against [ ]	Abstain [ ]

3A. To approve amendments to the Company’s Bye-laws regarding advance notice provisions for director nominations and director eligibility	For [ ]	Against [ ]	Abstain [ ]

3B. To approve amendments to the Company’s Bye-laws regarding advance notice provisions for shareholder proposals of business (other than director nominations)	For [ ]	Against [ ]	Abstain [ ]

3C. To approve amendments to the Company’s Bye-laws regarding majority voting in director elections except plurality voting in contested director elections	For [ ]	Against [ ]	Abstain [ ]

3D. To approve amendments to the Company’s Bye-laws regarding authorization to fix number of directors and filling a vacancy on the board	For [ ]	Against [ ]	Abstain [ ]

3E. To approve amendments to the Company’s Bye-laws regarding casting of votes	For [ ]	Against [ ]	Abstain [ ]

3F. To approve amendments to the Company’s Bye-laws regarding appointment of proxy	For [ ]	Against [ ]	Abstain [ ]

3G. To approve amendments to the Company’s Bye-laws regarding director remuneration	For [ ]	Against [ ]	Abstain [ ]

3H. To approve other changes to the Company’s Bye-laws	For [ ]	Against [ ]	Abstain [ ]

3I. To approve amendments to the Company’s Bye-laws regarding authorisation to carry out the powers given the Board of Directors in the Company’s Bye-laws	For [ ]	Against [ ]	Abstain [ ]

4.              To approve an amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan.

For [ ]	Against [ ]	Abstain [ ]

5.              To appoint Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm to serve for the 2016 fiscal year and to authorize the Audit Committee of the Board of Directors to set the auditor’s remuneration.

For [ ]	Against [ ]	Abstain [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES IN PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2, 3A, 3B, 3C, 3D, 3E, 3F, 3G, 3H, 3I, 4, AND 5. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3A, 3B, 3C, 3D, 3E, 3F, 3G, 3H, 3I, 4, AND 5.

THIS PROXY ALSO GRANTS AUTHORITY TO VOTE SUCH SHARES AS TO ANY OTHER MATTER, WHICH MAY BE BROUGHT BEFORE THE MEETING IN THE SOLE DISCRETION OF THE HOLDERS OF THIS PROXY.

IMPORTANT: Please date this proxy and sign exactly as your name or names appear hereon. If shares are held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in the representative capacity, please so indicate when signing.

DATE:	, 2016

SIGNATURE 1:		SIGNATURE 2, IF HELD JOINTLY:

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE